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As filed with the Securities and Exchange Commission on April 30, 2002

File No. 33-61599
File No. 811-7337

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 8
TO
FORM S-6
 FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933

OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Trust)

PROTECTIVE LIFE INSURANCE COMPANY
(Name of Depositor)

2801 Highway 280 South
Birmingham, Alabama 35223
(Address of Depositor's Principal Executive Offices)

Copy to:

Nancy Kane, Esquire 2801 Highway 280 South Birmingham, Alabama 35223 (Name and Address of Agent for Service of Process)	Stephen E. Roth, Esquire Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, D.C. 20004-2415

It is proposed that this filing become effective (check appropriate box):

                / /    immediately upon filing pursuant to paragraph (b) of Rule 485;

                /x/    on May 1, 2002 pursuant to paragraph (b) of Rule 485;

                / /    60 days after filing pursuant to paragraph (a) of Rule 485;

                / /    on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:
Interests in a separate account issued through variable life insurance policies.

PROSPECTUS

Issued by: PROTECTIVE LIFE INSURANCE COMPANY
2801 Highway 280 South
Birmingham, Alabama 35223
Telephone (800) 265-1545

        This prospectus describes the Premiere I and Premiere Provider flexible premium variable and fixed life insurance policies (each, a "Policy") for individuals and certain groups. Protective Life Insurance Company ("Protective Life") issues each Policy. Please read the prospectus carefully before you invest.

        Each Policy is designed to provide insurance protection on the life of the insured individual named in the Policy.

        You have the flexibility to vary the amount and timing of premium payments and your coverage will stay in force as long as sufficient Policy Value is maintained.

        The Policy Value and, in certain circumstances, the Death Benefit will fluctuate with the investment performance of the investment options you select. A Fixed Account is also available.

        The Owner may, within limits, allocate Net Premiums and Policy Value to one or more Sub-Accounts of the Protective Variable Life Separate Account (the "Variable Account") and Protective Life's general account (the "Fixed Account"). The prospectuses for the investment funds describe the investment objective(s) and risks of investing in the Sub-Account corresponding to each. You bear the entire investment risk for Policy Value allocated to a Sub-Account. The Policy has no guaranteed minimum Surrender Value except for amounts allocated to the Fixed Account. The assets of each Sub-Account will be invested solely in a corresponding Fund of Protective Investment Company, Van Kampen Life Investment Trust, MFS® Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Fidelity® Variable Insurance Products Funds and Lord Abbett Series Fund, Inc.

        It may not be advantageous to replace existing insurance with this Policy or to use proceeds from any existing insurance to purchase this Policy. Additional fees and charges may apply. Within certain limits, you may return the Policy.

        Policies (except for Policies issued in certain states) include an arbitration provision that mandates resolution of all disputes arising under the Policy through binding arbitration. This provision is intended to restrict an Owner's ability to litigate such disputes. See "Arbitration".

        These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

        This Policy may not be available for sale in all states.

        An investment in the Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is the Policy federally insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Policy involves certain risks, including the loss of premium paid (principal).

The date of this prospectus is May 1, 2002

PROSPECTUS CONTENTS

- Calculation of Death Benefit Proceeds	27
- Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test	28
- Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement	28
- Changing the Death Benefit Option	29
- Changing the Face Amount	29
- Increasing the Face Amount	29
- Decreasing the Face Amount	29
- Additional Coverage from Term Rider for Covered Insured (CIR) or the Flexible Coverage Rider (FCR)	30
Settlement Options	30
- Minimum Amounts	31
- Other Requirements	31
The Fixed Account	31
The Fixed Account	31
Interest Credited on Fixed Account Value	31
Payments from the Fixed Account	32
Charges and Deductions	32
Premium Expense Charges - Premiere I	32
- Sales Charge	32
- Federal Tax Charge	32
- Other Taxes	32
- Premium Tax Charge	32
- Premium Expense Charges - Premiere Provider	32
Monthly Deduction	33
- Cost of Insurance Charge	33
- Cost of Insurance Rates	33
- Cost of Insurance Charge Under a CIR or FCR	34
- Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits	34
- Monthly Administration Charges	34
- Supplemental Rider Charges	35
- Mortality and Expense Risk Charge	35
Transfer Fee	36
Surrender Charge (Contingent Deferred Sales Charges)	36
Withdrawal Charge	37
Fund Expenses	37
Exchange Privilege	37
Effect of the Exchange Offer	39
- Tax Matters	39
- Sales Commissions	39
Illustrations of Policy Values, Surrender Values, Death Benefits and Accumulated Premiums	40
Premiere I	41
Premiere Provider	49
Other Policy Benefits and Provisions	57
Limits on Rights to Contest the Policy	57
- Incontestability	57
- Suicide Exclusion	57
Changes in the Policy or Benefits	57
- Misstatement of Age or Sex	57
- Other Changes	57
Suspension or Delay in Payments	57
Reports to Policy Owners	57
Assignment	58
Arbitration	58
Supplemental Riders and Endorsements	58
- Children's Term Life Insurance Rider	58
- Accidental Death Benefit Rider	58

- Disability Benefit Rider	58
- Guaranteed Insurability Rider	58
- Protected Insurability Benefit Rider	59
- Flexible Coverage Rider (FCR)	59
- Term Rider for Covered Insured (CIR)	59
- Terminal Illness Accelerated Death Benefit Endorsement	59
- Cash Value Accumulation Test Endorsement	59
- Policy Loan Endorsement	59
Reinsurance	60
Uses of the Policy	60
Tax Considerations	60
Introduction	60
Tax Status of Protective Life	60
Taxation of Life Insurance Policies	61
- Tax Status of the Policy	61
— Diversification Requirements	61
— Ownership Treatment	61
- Tax Treatment of Life Insurance Death Benefit Proceeds	62
- Tax Deferral During Accumulation Period	62
Policies Not Owned by Individuals	62
Policies Which Are Not MEC's	62
— Tax Treatment of Withdrawals Generally	62
— Certain Distributions Required by the Tax Law in the First 15 Policy Years	62
— Tax Treatment of Loans	63
Policies Which Are MEC's	63
— Characterization of a Policy as a MEC	63
— Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs	63
— Penalty Tax	64
— Aggregation of Policies	64
- Maturity and Constructive Receipt Issues	64
- Actions to Ensure Compliance with the Tax Law	64
- Other Considerations	64
Federal Income Tax Withholding	64
Other Information About the Policies and Protective Life	65
Sale of the Policies	65
Corporate Purchasers	65
Protective Life Directors and Executive Officers	66
State Regulation	67
Additional Information	67
Independent Accountants	67
Experts	68
IMSA	68
Legal Matters	68
Financial Statements	68
Index to Financial Statements	F-1
Appendices
A-Examples of Death Benefit Options — Premiere I	A-1
B-Examples of Death Benefit Options — Premiere Provider	B-1
C-Annual Fund Expense	C-1

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

DEFINITIONS

"We," "us," "Protective Life," and "Company" refer to Protective Life Insurance Company. "You" and "your" refer to the person(s) who have been issued a Policy.

Attained Age  —  The Insured's age as of the nearest birthday on the Policy Effective Date, plus the number of complete Policy Years since the Policy Effective Date.

Cancellation Period  —  Period shown in the Policy during which the Owner may exercise the cancellation privilege and return the Policy for a refund.

Cash Value  —  Policy Value minus any applicable Surrender Charge.

CIR  —  The Term Rider for Covered Insured.

Death Benefit  —  The amount of insurance provided under the Policy used to determine the Death Benefit Proceeds.

Death Benefit Option  —  One of two options that an Owner may select for the computation of Death Benefit Proceeds. Face Amount (Option A, Level), or Face Amount Plus Policy Value (Option B, Increasing).

Death Benefit Proceeds  —  The amount payable to the Beneficiary if the Insured dies while the Policy is in force. It is equal to the Death Benefit plus any death benefit under any rider to the Policy less (1) any Policy Debt (2) any liens for payments made under an accelerated death benefit rider or endorsement plus accrued interest and (3) any unpaid Monthly Deductions if the Insured dies during a grace period.

Face Amount  —  A dollar amount selected by the Owner and shown in the Policy on the Policy Specifications Page or Supplemental Policy Specifications Page.

FCR  —  The Flexible Coverage Rider.

Fixed Account  —  Part of Protective Life's general account to or from which Policy Value may be transferred and into which Net Premiums may be allocated under a Policy.

Fixed Account Value  —  The Policy Value in the Fixed Account.

Fund  —  A separate investment portfolio of an open-end management investment company or unit investment trust in which a Sub-Account invests.

Home Office  —  2801 Highway 280 South, Birmingham, Alabama 35223.

Initial Face Amount  —  The Face Amount on the Policy Effective Date.

Insured  —  The person whose life is covered by the Policy.

Issue Age  —  The Insured's age as of the nearest birthday on the Policy Effective Date.

Issue Date  —  The date the Policy is issued.

Lapse  —  Termination of the Policy at the expiration of the grace period while the Insured is still living.

Loan Account  —  An account within Protective Life's general account to which Fixed Account Value and/or Variable Account Value is transferred as collateral for all Policy loans.

Maturity Date  —  The date shown in the Premiere I Policy on which the Owner(s) will be paid the Surrender Value, if any, provided the Insured is still living. It is the Policy Anniversary nearest the Insured's 95th birthday.

Minimum Monthly Premium  —  The minimum amount of premium payments (net of any Policy Debt or withdrawals) that must be paid in order for the Policy's lapse protection, if applicable, to remain in effect.

Monthly Anniversary Day  —  The same day in each month as the Policy Effective Date.

Monthly Deductions  —  The fees and charges deducted monthly from the Fixed Account Value and/or Variable Account Value as described on the Policy Specification Page of the Policy.

Net Premium  —  A premium payment minus the applicable premium expense charges.

Policy Anniversary  —  The same day and month in each Policy Year as the Policy Effective Date.

Policy Debt  —  The sum of all outstanding policy loans, including any carryover loan, plus accrued interest.

Policy Effective Date  —  The date shown in the Policy as of which coverage under the Policy begins.

Policy Value  —  The sum of the Variable Account Value, the Fixed Account Value, and the Loan Account Value.

Policy Year  —  Each period of twelve months commencing with the Policy Effective Date and each Policy Anniversary thereafter.

Sub-Account  —  A separate division of the Variable Account established to invest in a particular Fund.

Sub-Account Value  —  The Policy Value in a Sub-Account.

Surrender Value  —  The Cash Value minus any outstanding Policy Debt and any liens for payments made under an accelerated death benefit rider plus accrued interest.

Valuation Day  —  Each day the New York Stock Exchange and the Home Office are open for business except for a day that a Sub-Account's corresponding Fund does not value its shares.

Valuation Period  —  The period commencing with the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Day.

Variable Account  —  Protective Variable Life Separate Account, a separate investment account of Protective Life to or from which Policy Value may be transferred and into which Net Premiums may be allocated.

Variable Account Value  —  The sum of all Sub-Account Values.

SUMMARY AND DIAGRAM OF THE POLICY

        The following summary of prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Policy Debt.

        Policy.    In certain states a Policy may be available only as a group contract. If you purchase a group contract, we will issue you a certificate that represents your ownership and summarizes the provisions of the group contract. References to "Policy" in this prospectus include certificates, unless the context requires otherwise. References to "Policy" also include both Policies listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Policy separately.

        Purpose of the Policy.    The Policy is designed to be a long-term investment providing insurance benefits. A prospective Owner should evaluate the Policy in conjunction with other insurance policies he or she may own, as well as their need for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations (see below).

        Comparison with Universal Life Insurance.    The Policy is similar in many ways to fixed-benefit life insurance. As with fixed-benefit life insurance: the Owner of a Policy pays premiums for insurance coverage on the person insured; the Policy provides for accumulation of Net Premiums and a Surrender Value which is payable if the Policy is surrendered during the Insured's lifetime; and the Surrender Value during the early Policy Years is likely to be substantially lower than the aggregate premiums paid.

        However, the Policy differs from fixed-benefit life insurance in several important respects. Unlike fixed-benefit life insurance, the Death Benefit may, and the Policy Value will, increase or decrease to reflect the investment performance of any Sub-Accounts to which Policy Value is allocated. There is no guaranteed minimum Surrender Value except with respect to Policy Value that is allocated to the Fixed Account. If Surrender Value is insufficient to pay charges due, then, after a grace period, the Policy will lapse without value. (See "Policy Lapse and Reinstatement".) However, Protective Life guarantees that the Policy will remain in force for a specified period as long as certain requirements related to the Minimum Monthly Premium have been met. For the Premiere I Policy this provision remains in effect during the first 10 Policy Years (for Insureds Issue Age 0 through 64) or the first 5 Policy Years (for Insureds Issue Age 65 through 69). The guarantee will generally remain in effect on the Premiere Provider Policy during the first 15 Policy Years (for Insureds Issue Age 18 through 39), the first 10 Policy Years (for Insureds Issue Age 40 through 64) or the first 5 Policy Years (for Insureds Issue Age 65 through 75), however, some state variations may apply. See ("Premiums — Lapse Protection.") If a Policy lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

        Death Benefit Options.    Two Death Benefit options are available under the Policy: Face Amount (Option A, Level) and Face Amount plus Policy Value (Option B, Increasing). Protective Life guarantees that the Death Benefit Proceeds will never be less than the Face Amount of insurance (less any outstanding Policy Debt or liens and any past due charges) as long as sufficient premiums are paid to keep the Policy in force. The Policy provides for a Surrender Value that can be obtained by surrendering the Policy. The Policy also permits loans and withdrawals, within limits.

        Premiere Provider—Policy Value Credit.    Subject to certain conditions, on the tenth Policy Anniversary, and on each Policy Anniversary thereafter, the Company will make a credit to the Policy Value of a Premiere Provider Policy equal to (1) .50% of the unloaned Policy Value if the unloaned Policy Value is more than $50,000 and less than $500,000, or (2) 1% of unloaned Policy Value if the unloaned Policy Value is greater than $500,000. The Policy Value Credit is not available on the Premiere I Policy.

        Illustrations.    Illustrations in this prospectus or illustrations used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

        Tax Considerations.    Protective Life intends for the Policy to satisfy the definition of a life insurance contract under Section 7702 of the Internal Revenue Code of 1986, as amended. A Policy may be a "modified endowment contract" under federal tax law depending upon the amount of premiums paid in relation to the Death Benefit provided under the Policy. Protective Life will monitor Policies and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract. For further discussion of the tax status of a Policy and the tax consequences of being treated as a life insurance contract or a modified endowment contract, see "Tax Considerations".

        Cancellation privilege and Special Transfer Right.    For a limited time after the Policy is issued, you have the right to cancel your Policy and receive a refund. (See "Cancellation Privilege"). In certain states, until the end of this "Cancellation Period," Protective Life reserves the right to allocate Net Premium payments to the Sub-Account investing in the Oppenheimer Money Fund Sub-Account or to the Fixed Account. (See "Net Premium Allocations"). For Premiere I Policies only, at any time within 24 Policy months after the Issue Date, you may transfer the entire Variable Account Value to the Fixed Account without payment of any transfer fee and without the transfer counting as one of the 12 transfers per Policy Year that may be made without incurring a transfer fee. Such a transfer will result in future Net Premium Payments being allocated to the Fixed Account and effectively "converts" the Policy into a policy that provides fixed (non-variable) benefits. See "Special Transfer Privilege".

        Owner Inquiries.    If you have any questions, you may write or call Protective Life's Home Office at 2801 Highway 280 South, Birmingham, Alabama 35223, 1-800-265-1545.

DIAGRAM OF POLICY

PREMIUM PAYMENTS
• You select a payment plan but are not required to pay premiums according to the plan. You can vary the amount and frequency and can skip planned premium payments. See "Premiums" pages 19 and 20 for rules and limits.
• The Policy's minimum initial premium and planned premium payments depend on the Insured's age, sex and underwriting class, Face Amount selected, and any supplemental riders.
• Unscheduled premium payments may be made, within limits. See page 19.
• Under certain circumstances, extra premiums may be required to prevent lapse. See "Policy Lapse and Reinstatement" page 21.
*** DEDUCTIONS FROM PREMIUM PAYMENTS Premiere I	*** DEDUCTIONS FROM PREMIUM PAYMENTS Premiere Provider
• For sales charge (2.75% of each premium paid in Policy Years 1 through 10; 0.75% of each premium paid in Policy Years 11 and thereafter). See page 32.	• A premium expense charge of 5% (6% guaranteed) will be deducted from each premium payment before allocation, resulting in a "Net Premium". See page 32.
• For federal taxes (1.25% of each premium paid in all Policy Years). See page 32.
• For state and local premium taxes (2.25% of each premium paid in all Policy Years). See page 32.
***	***

ALLOCATION OF NET PREMIUM PAYMENTS
• You direct the allocation of Net Premium payments among 31 Sub-Accounts and the Fixed Account. See pages 20 and 21 for rules and limits on Net Premium allocations.
• The Sub-Accounts invest in corresponding Funds. See pages 13 through 15. Funds available are the PIC Funds, the Van Kampen Funds, the Oppenheimer Funds, the MFS Funds, the Fidelity Funds and the Lord Abbett Funds (as defined below).
•  Interest is credited on amounts allocated to the Fixed Account at a rate determined by Protective Life, but not less than an annual effective rate of 4%. See page 20 for rules and limits on Fixed Account allocations.

DEDUCTIONS FROM POLICY VALUE Premiere I	DEDUCTIONS FROM POLICY VALUE Premiere Provider
• Monthly Deduction includes charges for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are currently $31.00 per month the first Policy Year and $6.00 per month thereafter, plus for the 12 Policy months following an increase in Face Amount, a charge based on the increase. We also charge for increases in Face Amount during the 12-month period following the effective date of each increase. Monthly mortality and expense risk charges are currently equal to .075% multiplied by the value of assets in Variable Account Value, which is equivalent to an annual rate of approximately 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly mortality and expense risk charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. This charge is not deducted from Fixed Account Value. See "Monthly Deduction" pages 33 through 35.	• Monthly Deduction includes charges for cost of insurance, administration fees, mortality and expense risk charges and charges for any supplemental rider. Administration fees are $8.00 per month in all Policy Years plus an administrative charge for Initial Face Amount currently equal to $.06 per $1,000 of Initial Face Amount in Policy Years 1 through 9. We also charge for increases in Face Amount during the 12-month period following the effective date of each increase. Monthly mortality and expense risk charges are equal to .075% multiplied by the value of assets in the Variable Account, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1 through 10; and in Policy Years 11 and thereafter monthly mortality and expense risk charge is currently equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. The mortality and expense risk charges are not deducted from Fixed Account Value. See "Monthly Deduction" pages 33 through 35.
***	***
DEDUCTIONS FROM ASSETS
• Investment advisory fee, Fund operating expenses and any applicable distribution and /or service (12b-1) fees are also deducted from the assets of each Fund.

*** POLICY VALUE
• Is the amount in the Sub-Accounts and in the Fixed Account credited to your Policy plus the value held in the general account to secure the Policy Debt.
• Varies from day to day to reflect Sub-Account investment experience, interest credited on any Fixed Account allocations, charges deducted and any other Policy transactions (such as Policy loans, transfers and withdrawals). See "Calculation of Policy Value" page 22. There is no minimum guaranteed Policy Value except with respect to amounts allocated to the Fixed Account. The Policy may lapse if the Surrender Value is insufficient to cover a Monthly Deduction due. See page 21.
• Can be transferred between and among the Sub-Accounts and the Fixed Account. A transfer fee of $25 may apply if more than 12 transfers are made in a Policy Year. See page 23 for rules and limits. Policy loans reduce the amount available for transfers.
• Is the starting point for calculating certain values under a Policy, such as the Cash Value, Surrender Value, and the Death Benefit used to determine Death Benefit Proceeds.

*** ***

CASH BENEFITS
•  Loans may be taken after the first Policy Year. During Policy Years 2-10 loans will be charged an effective annual interest rate of 6.0%. During Policy Years 11 and thereafter the effective annual interest rate is 4.00% on the Premiere I Policy and currently 4.00% (4.25% guaranteed) on the Premiere Provider Policy. The maximum amount which may be borrowed at any time is equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt. See "Policy Loans" pages 25 through 27 for rules and limits, including information regarding carryover loans on the Premiere Provider.
•  After the first Policy Year, withdrawals generally can be made provided there is sufficient remaining Surrender Value. A withdrawal charge of the lesser of $25 or 2% of the withdrawal amount requested will apply to each withdrawal. See "Withdrawal Privilege" on page 25 for rules and limits.
•  The Policy may be surrendered in full at any time for its Surrender Value. Premiere I: A declining deferred sales charge of up to 27% of premiums paid in the first Policy Year (or 27% of a SEC Guideline Annual Premium, if less) is assessed on surrenders during the first 14 Policy Years. Premiere Provider: A declining deferred sales charge per $1,000 of Initial Face Amount is accessed on surrenders during the first 10 Policy Years. See "Surrender Charges (Contingent Deferred Sales Charge)" pages 36 through 37.
• A variety of settlement options are available. See pages 30 and 31.

DEATH BENEFITS
 •  Available as lump sum or a variety of settlement options
•  For most Premiere I Policies, the minimum Face Amount is $50,000.
•  For most Premiere Provider Policies, the minimum Face Amount is $50,000.
•  Two Death Benefit options are available: Option A, Level (which is equal to the Face Amount), and Option B, Increasing (which is equal to the Face Amount plus Policy Value). See pages 27 and 28.
•  Flexibility to change the Death Benefit option and Face Amount. See pages 29 and 30 for rules and limits.
•  The Policy's lapse protection feature keeps the Policy in force for the number of Policy Years shown in your Policy regardless of the sufficiency of Surrender Value so long as for each month the cumulative premiums paid on the Policy, less any withdrawals and any Policy Debt, are at least equal to the cumulative Minimum Monthly Premium. See "Lapse Protection" page 20.
• Supplemental endorsements or riders may be available. See pages 58 and 59.

EXPENSE TABLE

        The Sub-Accounts invest in corresponding Funds. (See "The Funds" pages 12-15.) The current Funds available and the investment advisory fees and other expenses are as follows:

ANNUAL FUND EXPENSES

        (after certain reimbursements and as percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees(9)	Other Expenses After Certain Reimbursements(10)	Total Annual Fund Expenses (after certain reimbursements)(10)
Protective Investment Company (PIC) (1)
International Equity Fund	1.10%		0.00%	1.10%
Small Cap Value Fund	0.80%		0.00%	0.80%
Capital Growth Fund	0.80%		0.00%	0.80%
CORESM U.S. Equity Fund	0.80%		0.00%	0.80%
Growth and Income Fund	0.80%		0.00%	0.80%
Global Income Fund	1.10%		0.00%	1.10%
Van Kampen Life Investment Trust (2)
Aggressive Growth Portfolio Class II	0.00%	0.25%	1.02%	1.27%
Emerging Growth Portfolio Class I	0.70%		0.06%	0.76%
Enterprise Portfolio Class I	0.48%		0.12%	0.60%
Comstock Portfolio Class I	0.60%		0.21%	0.81%
Growth and Income Portfolio Class I	0.60%		0.15%	0.75%
MFS® Variable Insurance TrustSM (3, 4)
New Discovery Series	0.90%		0.16%	1.06%
Emerging Growth Series	0.75%		0.12%	0.87%
Research Series	0.75%		0.15%	0.90%
Investors Growth Stock Series	0.75%		0.17%	0.92%
Investors Trust Series	0.75%		0.15%	0.90%
Utilities Series	0.75%		0.18%	0.93%
Total Return Series	0.75%		0.14%	0.89%
Oppenheimer Variable Account Funds
Aggressive Growth Fund/VA	0.64%		0.04%	0.68%
Global Securities Fund/VA	0.64%		0.06%	0.70%
Capital Appreciation Fund/VA	0.64%		0.04%	0.68%
Main Street Growth & Income Fund/VA	0.68%		0.05%	0.73%
High Income Fund/VA	0.74%		0.05%	0.79%
Strategic Bond Fund/VA (7)	0.74%		0.05%	0.79%
Money Fund/VA	0.45%		0.07%	0.52%
Fidelity® Variable Insurance Products Funds
VIP Index 500 Portfolio, SC (5)	0.24%	0.10%	0.22%	0.56%
VIP Growth Portfolio, SC (6)	0.58%	0.10%	0.10%	0.78%
VIP Contrafund® Portfolio, SC (6)	0.58%	0.10%	0.10%	0.78%
Lord Abbett Series Fund, Inc. (8)
Growth and Income Portfolio	0.50%		0.47%	0.97%
Mid-Cap Value Portfolio	0.75%		0.35%	1.10%
Bond-Debenture Portfolio	0.50%		0.35%	0.85%

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002, however, Owners may not allocate any additional premium or transfer Policy Value to these Sub-Accounts.

(1)	The annual expenses listed for all of the PIC Funds are net of certain reimbursements by PIC's investment manager. (See "The Funds".) Absent the reimbursements, total expenses for the period ended December 31, 2001 were: CORESM U.S. Equity Fund 0.87%, Small Cap Value Fund 0.91%,

International Equity Fund 1.37%, Growth and Income Fund 0.87%, Capital Growth Fund 0.86%, and Global Income Fund 1.35%. PIC's investment manager has voluntarily agreed to reimburse certain of each Fund's expenses in excess of its management fees. Although this reimbursement may be ended on 120 days' notice to PIC, the investment manager has no present intention of doing so.

(2)
The Advisor has voluntarily agreed to reimburse the Portfolios for all advisory fees in excess of certain thresholds. This agreement was in effect for the period January 1, 2001 to December 31, 2001 and will continue through the period of January 1, 2002 to December 31, 2002. There is no guarantee that the Advisor will continue the reimbursement beyond December 31, 2002. Absent these reimbursements, the advisory fees would have been 0.75% for the Aggressive Growth Portfolio Class II and 0.50% for the Enterprise Portfolio Class I; the "Other Expenses" would have been 6.95% for the Aggressive Growth Portfolio Class II and 0.12% for the Enterprise Portfolio Class I.
(3)
MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each series' "Other Expenses" (after taking into account the expense offset arrangement described in Note 4 below), do not exceed the following percentages of the average daily net assets of these series during the current fiscal year: 0.15% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.
(4)
Each Series has an expense offset arrangement which reduces the Series' custodian based fee based on the amount of cash maintained by the Series with its custodian and dividend disbursing agent. Each Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Series' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for the New Discovery Series; 0.86% for the Emerging Growth Series, 0.89% for the Research Series; 0.89% for the Investors Trust Series, 0.90% for the Investors Growth Stock Series; 0.88% for the Total Return Series, and 0.92% for the Utilities Series.
(5)
The fund's manager has voluntarily agreed to reimburse the class to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions and extraordinary expenses) exceed 0.38%. This arrangement can be discontinued by the fund's manager at any time. Including this reimbursement, the management fee, other expenses and total annual expenses in 2001 were 0.24%, 0.04% and 0.38%, respectively.
(6)
Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the Fund's custodian, credits realized as a result of univested cash balances are used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details. Expenses shown in table are without reimbursements.
(7)
Oppenheimer Funds, Inc. will reduce the management fee by 0.10% as long as the fund's trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the manager at any time.
(8)
The Mid-Cap Value, Growth and Income and Bond-Debenture Portfolios have each established non-12b-1 service fee arrangements which are reflected under "Other Expenses". The information in the chart above relating to the Mid-Cap Value and Bond-Debenture Portfolios has been restated to reflect the fees and expenses that will be applicable during 2002. For the year 2001, Lord, Abbett & Co. (Lord Abbett), voluntarily waived a portion of its management fees for the Mid-Cap Value Portfolio and subsidized a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond-Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets. Absent any waivers and reimbursements the total annual gross expenses for the Mid-Cap Value Portfolio would have been 1.20% for the year 2001. Absent any reimbursements the total annual gross expenses for the Bond-Debenture Portfolio would have been 0.33% on an unannualized basis for the period December 3, 2001 (commencement of operations) through December 31, 2001. For the year 2002, Lord Abbett does not intend to waive its management fees for the Mid-Cap Value Portfolio but has contractually agreed to continue to reimburse a portion of the Mid-Cap Value and Bond-Debenture Portfolios' expenses to the extent necessary to maintain the "Other Expenses" for the Mid-Cap Value and Bond- Debenture Portfolios at an aggregate of 0.35% of each Portfolio's average daily net assets.
(9)
The 12b-1 fees deducted from the 12b-1 classes of these Funds covers certain distribution and shareholder support services provided by the companies selling contracts investing in those funds. The portion of the 12b-1 fees assessed against the Variable Account's assets invested in the Funds will be remitted to Investment Distributors, Inc., the principal underwriter for the Policies. Because distribution and/or service (12b-1) fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
(10)	Expenses shown after reimbursements except as indicated in the accompanying footnotes.

        The above tables are intended to assist the owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the investment management fees and other expenses and total expenses for each Fund for the period January 1, 2001 to December 31, 2001. For a more complete description of the various costs and expenses see "Charges and Deductions" and the prospectus for each of the Funds, which accompany this prospectus.

GENERAL INFORMATION ABOUT PROTECTIVE LIFE,
THE VARIABLE ACCOUNT AND THE FUNDS

Protective Life Insurance Company

        Protective Life is a Tennessee stock life insurance company. Founded in 1907, Protective Life offers individual life and health insurance, annuities, group life and health insurance, and guaranteed investment contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. As of December 31, 2001, Protective Life had total assets of approximately $19.6 billion. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), an insurance holding company whose stock is traded on the New York Stock Exchange. PLC, a Delaware corporation, had consolidated assets of approximately $19.7 billion at December 31, 2001.

Protective Variable Life Separate Account

        Protective Variable Life Separate Account is a separate investment account of Protective Life established under Tennessee law by the board of directors of Protective Life on February 22, 1995. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and is a "separate account" within the meaning of the federal securities laws. This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

        Protective Life owns the assets of the Variable Account. These assets are held separate from other assets and are not part of Protective Life's general account. Assets of the Variable Account equal to the reserves or other contract liabilities of the Variable Account will not be charged with liabilities that arise from any other business that Protective Life conducts. Protective Life may transfer to its general account any assets of the Variable Account which exceed the reserves and other contract liabilities of the Variable Account (which always are at least equal to the aggregate Surrender Values under the Policies). Protective Life may accumulate in the Variable Account the charge for mortality and expense risks and investment results applicable to those assets that are in excess of the reserves and other contract liabilities related to the Policies. Protective Life is obligated to pay all benefits provided under the Policies.

        The Variable Account is divided into Sub-Accounts. The income, gains or losses, whether or not realized, from the assets of each Sub-Account are credited to or charged against that Sub-Account without regard to any other income, gains or losses of Protective Life. Each Sub-Account invests exclusively in shares of a corresponding Fund. Therefore, the investment experience of your Policy depends on the experience of the Sub-Accounts you select. In the future, the Variable Account may include other Sub-Accounts that are not available under the Policies and are not otherwise discussed in this prospectus.

        As of the date of this prospectus, thirty-one Sub-Accounts of the Variable Account are available under the Policies: PIC International Equity; PIC Small Cap Value; PIC Capital Growth; PIC CORE U.S. Equity; PIC Growth and Income; PIC Global Income; Van Kampen Aggressive Growth Class II; Van Kampen Emerging Growth Class I; Van Kampen Enterprise Class I; Van Kampen Comstock Class I; Van Kampen Growth and Income Class I; MFS New Discovery; MFS Emerging Growth; MFS Research; MFS Investors Growth Stock; MFS Investors Trust; MFS Utilities; MFS Total Return; Oppenheimer Aggressive Growth; Oppenheimer Global Securities; Oppenheimer Capital Appreciation; Oppenheimer Main Street Growth & Income; Oppenheimer High Income; Oppenheimer Strategic Bond; Oppenheimer Money Fund; Fidelity VIP Index 500, SC; Fidelity VIP Growth, SC; Fidelity VIP Contrafund®, SC; Lord Abbett Growth and Income; Lord Abbett Mid-Cap Value; and Lord Abbett Bond-Debenture.

        Additional Sub-Accounts may be available for certain Policies issued before May 1, 2002. Please see Appendix C for more information.

The Funds

        Each Sub-Account invests in a corresponding Fund. Each Fund is an investment portfolio of one of the following investment companies: Protective Investment Company (the "PIC Funds") managed by Protective Investment Advisors, Inc. and subadvised by Goldman Sachs Asset Management or Goldman Sachs Asset Management International; Van Kampen Life Investment Trust managed by Van Kampen Asset Management, Inc.; Oppenheimer Variable Account Funds (the "Oppenheimer Funds") managed by OppenheimerFunds, Inc.; MFS® Variable Insurance TrustSM (the "MFS Funds") managed by MFS Investment Management; Fidelity® Variable Insurance Products Funds (the "Fidelity Funds") managed by Fidelity Management & Research Company and subadvised by Bankers Trust Company, in the case of the Fidelity VIP Index 500 Portfolio, SC, and FMR Co., Inc. in the case of the Fidelity VIP Growth Portfolio, SC and Fidelity VIP Contrafund® Portfolio, SC; or Lord Abbett Series Fund, Inc. (the "Lord Abbett Funds") managed by Lord, Abbett & Co. Shares of these Funds are offered only to: (1) the Variable Account, (2) other separate accounts of Protective Life supporting variable annuity contracts or variable life insurance policies, (3) separate accounts of other life insurance companies supporting variable annuity contracts or variable life insurance policies, and (4) certain qualified retirement plans. Such shares are not offered directly to investors but are available only through the purchase of such contracts or policies or through such plans. See the prospectus for each Fund for details about that Fund.

        Protective Investment Company (PIC)

        International Equity Fund.    This Fund seeks long-term capital appreciation. This Fund pursues its objective by investing, under normal circumstances, substantially all, and at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

        Small Cap Value Fund.    This Fund seeks to provide long-term growth of capital. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its total net assets plus any borrowings for investment purposes (measured at time of purchase) in a diversified portfolio of equity investments in small cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of the market capitalization of companies constituting the Russell 2000 Value Index at the time of investment currently between $12 million and $3 billion.

        Capital Growth Fund.    This Fund seeks long-term growth of capital. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that are considered by the investment adviser to have long-term capital appreciation potential.

        CORE U.S. Equity Fund.    This Fund seeks long-term growth of capital and dividend income. The Fund pursues its investment objective by investing, under normal circumstances, at least 90% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments of U.S. issuers, including foreign countries that are traded in the United States. The Fund's investments are selected using a variety of quantitative techniques and fundamental research in seeking to maximize the Fund's expected return, while maintaining risk, style, capitalization and industry characteristics similar to the S&P 500® Index.

        Growth and Income Fund.    This Fund seeks long-term growth of capital and growth of income. The Fund pursues its objectives by investing, under normal circumstances, at least 65% of its total assets (not including securities lending collateral and any investment of that collateral) measured at time of purchase in equity investments that the investment adviser considers to have favorable prospects for capital appreciation and/or dividend-paying ability.

        Global Income Fund.    This Fund seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at time of purchase) in a portfolio of fixed-income securities of U.S. and foreign issuers (including non-dollar securities). The Fund enters into foreign currency transactions.

Van Kampen Life Investment Trust

        Aggressive Growth Portfolio Class II.    Seeks Capital Growth.

        Emerging Growth Portfolio Class I.    Seeks capital appreciation.

        Enterprise Portfolio Class I.    Seeks capital appreciation through investment in securities believed by the investment adviser to have above average potential for capital appreciation.

        Comstock Portfolio Class I.    Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.

        Growth and Income Class I.    Seeks long-term growth of capital and income.

MFS® Variable Insurance TrustSM

                New Discovery Series.    This Fund seeks capital appreciation.

        Emerging Growth Series.    This Fund seeks to provide long-term growth of capital.

        Research Series.    This Fund seeks to provide long-term growth of capital and future income.

        Investors Growth Stock Series (formerly "Growth Series").    This Fund seeks to provide long-term growth of capital and future income rather than current income.

        Investors Trust Series (formerly "Growth with Income Series").    This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income.

        Utilities Series.    This Fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

        Total Return Series.    This Fund seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital and secondarily to provide a reasonable opportunity for growth of capital and income.

Oppenheimer Variable Account Funds

        Aggressive Growth Fund/VA.    This Fund seeks capital appreciation.

        Global Securities Fund/VA.    This Fund seeks long-term capital appreciation by investing in securities of foreign issuers, "growth-type" companies and cyclical industries.

        Capital Appreciation Fund/VA.    This Fund seeks to achieve long-term capital appreciation by investing in securities of well-known established companies.

        Main Street Growth & Income Fund/VA.    This Fund seeks a high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund invests mainly in common stocks of U.S. companies.

        High Income Fund/VA.    This Fund seeks a high level of current income from investment in high yield fixed-income securities.

        Money Fund/VA.    This Fund seeks to maximize current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity. An investment in the

Money Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

        Strategic Bond Fund/VA.    This Fund seeks a high level of current income by investing mainly in three market sectors: debt securities of foreign governments and companies, U.S. government securities and high yield securities of U.S. and foreign companies.

Fidelity® Variable Insurance Products Funds

        VIP Index 500 Portfolio, SC.    This Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

        VIP Growth Portfolio, SC.    This Fund seeks to achieve capital appreciation.

        VIP Contrafund® Portfolio, SC.    This Fund seeks long-term capital appreciation.

Lord Abbett Series Fund, Inc.

        Growth and Income Portfolio.    This Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.

        Mid-Cap Value Portfolio.    The Fund seeks capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

        Bond-Debenture Portfolio.    The Fund's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

        There Is No Assurance That The Stated Objectives And Policies Of Any Of The Funds Will Be Achieved.

        More detailed information concerning the investment objectives, policies and restrictions of the Funds, the expenses of the Funds, the risks of investing in the Funds and other aspects of their operations can be found in the current prospectuses for the Funds, which accompany this prospectus, and the current statement of additional information for each of the Funds. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of Net Premiums or transfers among the Sub-Accounts.

        Certain Funds may have investment objectives and policies similar to other mutual funds (sometimes having similar names) that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be more or less favorable than the results of such other mutual funds. Protective Life does not guarantee or make any representation that the investment results of any Fund is, or will be, comparable to any other mutual fund, even one with the same investment adviser or manager.

        Protective may from time to time publish certain "model portfolios" designed to effect certain investment strategies. In selecting a model portfolio as a premium allocation election, an Owner is allocating prescribed percentages of premium to each of the Sub-Accounts comprising the model. Protective does not warrant that the underlying Funds in the model will achieve their investment objective(s) or that the model will achieve its investment strategy. Likewise, Protective does not represent or imply that a model selected by an Owner is suitable for that Owner. From time to time, Protective may revise the composition of a model portfolio. In this event, Protective will not change an Owner's existing premium allocation or percentages to reflect changes in a model selected by the Owner. If an Owner desires to change his or her premium allocation or percentages to reflect a revised or different model, he or she must submit a new investment election. You should carefully consider your own investment objectives and risk tolerance before selecting any Sub-Accounts or model portfolios.

        Additional Funds may be available for certain Policies issued before May 1, 2002. Please see Appendix C for more information.

Other Information about the Funds

        Each Fund sells its shares to the Variable Account under the terms of a participation agreement between the appropriate investment company and Protective Life. The termination provisions of these agreements vary. The Variable Account would not be able to purchase additional shares of a Fund if the participation agreement relating to a Fund terminates. Owners would not be able to allocate assets in the Variable Account or premiums to Sub-Accounts investing in that Fund. In certain circumstances, it is also possible that a Fund may refuse to sell its shares to the Variable Account despite the fact that the participation agreement relating to that Fund has not been terminated. Should a Fund decide to discontinue selling its shares to the Variable Account, Protective Life would not be able to honor requests from Owners to allocate premiums or transfer Account Value to the Sub-Account investing in shares of that Fund.

        For Funds that pay 12b-1 fees, our affiliate, Investment Distributors, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from Funds assets for providing certain distribution and shareholder support services to such Funds. Protective Life has entered into agreements with the investment managers or advisers of the Funds pursuant to which each such investment manager or adviser pays Protective Life a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of Protective Life and its affiliates) in the Funds managed by that manager or adviser. These percentages differ, and some investment managers or advisers pay us more than other investment managers or advisers. These fees are in consideration for administrative services provided to the Funds by Protective Life and its affiliates. Payment of fees by managers or advisers under these agreements do not increase the fees or expenses paid by the Funds or their shareholders. The amounts we receive under these agreements may be significant.

Other Investors in the Funds

        PIC currently sells shares of its Funds only to Protective Life as the underlying investment for the Variable Account as well as for variable annuity contracts issued through Protective Life and its subsidiary Protective Life and Annuity Insurance Company. PIC may in the future sell shares of its Funds to other separate accounts of Protective Life or its life insurance company affiliates supporting other variable annuity contracts or variable life insurance policies. In addition, upon obtaining regulatory approval, PIC may sell shares to certain retirement plans qualifying under Section 401 of the Internal Revenue Code. Protective Life currently does not foresee any disadvantages to Owners that would arise from the possible sale of shares to support its variable annuity contracts or those of its affiliates or from the possible sale of shares to such retirement plans. However, the board of directors of PIC will monitor events in order to identify any material irreconcilable conflicts that might possibly arise if such shares were also offered to support variable life insurance policies other than the Policies or variable annuity contracts or to retirement plans. In event of such a conflict, the board of directors would determine what action, if any, should be taken in response to the conflict. In addition, if Protective Life believes that PIC's response to any such conflicts does not provide enough protection for Owners, it will take appropriate action on its own, including withdrawing the Variable Account's investment in the Fund. (See the PIC Prospectus for more detail.)

        Shares of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds are sold to separate accounts of insurance companies, which may or may not be affiliated with Protective Life or each other, a practice known as "shared funding." They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding." Shares of some of these Funds may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Policy Owners and other of the Fund's various investors. In the event of any such material conflicts, Protective Life will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another fund. As is the case with PIC, the board of directors (or trustees) of each of the Van Kampen Funds, Oppenheimer Funds, MFS Funds, Fidelity Funds, and Lord Abbett Funds monitors events related to their Funds to identify possible material irreconcilable conflicts among and between the interests of the Fund's various investors. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Fund's prospectus.

Addition, Deletion or Substitution of Investments

        Protective Life may make additions to, deletions from, or substitutions for the shares that are held in or purchased by the Variable Account. If the shares of a Fund are no longer available for investment or if in Protective Life's judgment further investment in any Fund should become inappropriate in view of the purposes of the Variable Account, Protective Life may redeem the shares of that Fund and substitute shares of another Fund. Substituted Funds may have higher fees and expenses or may be only available to certain classes of purchasers. Protective Life will not substitute any shares without notice and any necessary approval of the SEC and state insurance authorities.

        Protective Life also reserves the right to establish additional Sub-Accounts of the Variable Account, which would each invest in shares corresponding to a new Fund. Subject to applicable law and any required SEC approval, Protective Life may establish new Sub-Accounts or eliminate one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owner(s) or may be closed to certain classes of purchasers.

        If any of these substitutions or changes are made, Protective Life may by appropriate endorsement change the Policy to reflect the substitution or other change. If Protective Life deems it to be in the best interest of Owner(s), the Variable Account may be operated as a management investment company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other Protective Life separate accounts. Protective Life may make any changes to the Variable Account required by the 1940 Act or other applicable law or regulation.

Voting Rights

        Protective Life is the legal owner of Fund shares held by the Sub-Accounts and has the right to vote on all matters submitted to shareholders of the Funds. However, in accordance with applicable law, Protective Life will vote shares held in the Sub-Accounts at meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Value in the Sub-Accounts. Should Protective Life determine that it is permitted to vote such shares in its own right, it may elect to do so.

        Protective Life will send Owners voting instruction forms and other voting materials (such as Fund proxy statements, reports and other proxy materials) prior to shareholders meetings. The number of votes as to which an Owner may give instructions is calculated separately for each Sub-Account and may include fractional votes.

        An Owner holds a voting interest in each Sub-Account to which Variable Policy Value is allocated under his or her Policy. Owners only have voting interests while the Insured is alive. The number of votes for which an Owner may give instructions is based on the Owner's percentage interest of a Sub-Account determined as of the date established by the Fund for determining shareholders eligible to vote at the relevant meeting of that Fund.

        Shares as to which no timely instructions are received and shares held directly by Protective Life are voted by Protective Life in proportion to the voting instructions that are received with respect to all Policies participating in a Sub-Account. Voting instructions to abstain on any item are applied to reduce the votes eligible to be cast on that item.

        Protective Life may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove the investment management agreement or an investment advisory agreement. In addition, Protective Life may under certain circumstances disregard voting instructions that would require changes in the investment management agreement, investment manager, an investment advisory agreement or an investment adviser of one or more of the Funds, provided that Protective Life reasonably disapproves of such changes in accordance with applicable regulations under the 1940 Act. If Protective Life ever disregards voting instructions, Owners will be advised of that action and of the reasons for such action in the next semiannual report.

THE POLICY

Purchasing a Policy

        To purchase a Policy, a prospective Owner must submit a completed application and at least the minimum initial premium payment through a licensed representative of Protective Life who is also a registered representative of a broker-dealer having a distribution agreement with Investment Distributors, Inc. ("IDI"). (See "Premiums".) Protective Life requires satisfactory evidence of insurability, which may include a medical examination of the Insured. Generally, Protective Life will issue a Policy covering an Insured up to age 75 if evidence of insurability satisfies Protective Life's underwriting rules. Minimum age requirements may apply. Acceptance of an application depends on Protective Life's underwriting rules, and Protective Life may reject an application for any reason. With the consent of the Owner, a Policy may be issued on a basis other than that applied for (i.e., on a higher premium class basis due to increased risk factors). A Policy is issued after Protective Life approves the application. Premium is not a requirement to issue a Policy but your insurance will not take effect until you pay your initial premium. Premium may be collected at the time of Policy delivery.

        Insurance coverage under a Policy begins on the Policy Effective Date. Temporary life insurance coverage (including various forms of conditional receipt) also may be provided under the terms of a temporary insurance (or conditional receipt) agreement. Under such agreements, the total amount of insurance which may become effective prior to delivery of the Policy may not exceed $500,000 (including the amount of any life insurance and accidental death benefits then in force or applied for with the Company) and may not be in effect for more than 60 days. In addition, such agreement may not be issued on proposed Insureds under 15 days of age.

        In order to obtain a more favorable Issue Age, Protective Life may permit the Owner to "backdate" a Policy by electing a Policy Effective Date up to six months prior to the date of the original application. Charges for the Monthly Deduction for the backdated period are deducted as of the Policy Effective Date and the calculation of the Policy's Lapse Protection will include the Minimum Monthly Premium for the backdated period.

        The Owner of the Policy may exercise all rights provided under the Policy. The Insured is the Owner, unless a different person is named as Owner in the application. By written notice received by Protective Life at the Home Office while the Insured is living, the Owner may name a Contingent Owner or a new Owner. If there are joint Owners, all Owners must authorize the exercise of any right under the Policy. Unless the Owner provides otherwise, in the event of one joint Owner's death, ownership passes to any surviving joint Owner(s). Unless a Contingent Owner has been named, ownership of the Policy passes to the estate of the last surviving Owner upon his or her death. A change in Owner may have tax consequences. (See "Tax Considerations".)

        Fees, charges and benefits available under the Policies may vary depending on the state in which the Policy is issued.

Cancellation Privilege

        You may cancel your Policy for a refund during the Cancellation Period by returning it to Protective Life's Home Office or to the sales representative who sold it along with a written cancellation request. The Cancellation Period is determined by the law of the state in which the application is signed and is shown in your Policy. In most states the Cancellation Period for the Premiere I Policy expires at the latest of

  (1)
  10 days after you receive your Policy,

  (2)
  45 days after you sign your application, or

  (3)
  10 days after Protective Life mails or delivers a Notice of Right of Withdrawal.

        For the Premiere Provider Policy, the Cancellation Period in most states expires at the later of

  (1)
  10 days after you receive your Policy, or

  (2)
  45 days after you sign your application.

        Return of the Policy by mail is effective upon receipt by Protective Life. We will treat the Policy as if it had never been issued. Within seven calendar days after receiving the returned Policy, Protective Life will refund the sum of

  (1)
  the difference between premiums paid and amounts allocated to the Fixed Account or the Variable Account,

  (2)
  Fixed Account Value determined as of the date the returned Policy is received, and

  (3)
  Variable Account Value determined as of the date the returned Policy is received.

        This amount may be more or less than the aggregate premiums paid. In states where required, Protective Life will refund premiums paid.

Premiums

        Minimum Initial Premium.    The minimum initial premium required depends on a number of factors, including the age, sex and rate class of the proposed Insured, the Initial Face Amount requested by the applicant, any supplemental riders requested by the applicant and the planned periodic premiums that the applicant selects. (See "Planned Periodic Premiums".) Consult your sales representative for information about the initial premium required for the coverage you desire.

        Planned Periodic Premiums.    In the application the Owner selects a plan for paying level premiums at specified intervals (e.g., quarterly, semi-annually or annually). At the Owner's election, we will also arrange for payment of planned periodic premiums on a monthly basis (on any day except the 29th, 30th, or 31st of a month) under a pre-authorized payment arrangement. You are not required to pay premiums in accordance with these plans. You can pay more or less than planned or skip a planned periodic premium entirely. (See, however, "Policy Lapse and Reinstatement"). Subject to the limits described below, you can change the amount and frequency of planned periodic premiums at any time by written notice to Protective Life at the Home Office. Additional premiums may be required to maintain the Policy, depending on a number of factors including investment experience and loans and/or withdrawals on the Policy.

        Unless you have arranged to pay planned periodic premiums by pre-authorized payment arrangement or have otherwise requested, you will be sent reminder notices for planned periodic premiums.

        Unscheduled Premiums.    Subject to the limitations described below, additional unscheduled premiums may be paid in any amount and at any time. By written notice to Protective Life at the Home Office, the Owner may specify that all unscheduled premiums are to be applied as repayments of Policy Debt, if any.

        Premium Limitations.    Premiums may be paid by any method acceptable to Protective Life. If by check, the check must be from an Owner (or the Owner's designee other than a sales representative), payable to Protective Life Insurance Company, and be dated prior to its receipt at the Home Office.

        Additional limitations apply to premiums. Premium payments must be at least $150 ($50 if paid monthly by a pre-authorized payment arrangement) and must be remitted to the Home Office. (See "Net Premium Allocations.") Protective Life also reserves the right to limit the amount of any premium payment. In addition, at any point in time aggregate premiums paid under a Policy may not exceed any applicable guideline premium payment limitations for life insurance policies set forth in the Internal Revenue Code. Protective Life will immediately refund any portion of any premium payment that is determined to be in excess of the limits established by law to qualify a Policy as a contract for life insurance. Protective Life will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Internal Revenue

Code, if applicable. (See "Tax Considerations".) In addition, under the Premiere Provider Policy Protective Life reserves the right to refund a premium payment, including any earnings thereon, which

  (1)
  in the first Policy Year, causes the Death Benefit to exceed the Initial Face Amount shown on the Policy Specifications Page, or

  (2)
  increases the difference between the Death Benefit and the Policy Value, and

  (3)
  exceeds $20 per $1,000 of Face Amount.

        Lapse Protection.    In return for paying the Minimum Monthly Premium specified in the Policy or an amount equivalent thereto by the Monthly Anniversary Day, Protective Life guarantees that a Policy will remain in force for the period identified below, regardless of the Policy Value, if, for each month that the Policy has been in force since the Policy Effective Date, the total premiums paid less any withdrawals and Policy Debt is greater than or equal to the Minimum Monthly Premium (shown in the Policy) multiplied by the number of complete policy months since the Policy Effective Date, including the current policy month. The Minimum Monthly Premium is calculated for each Policy based on the age, sex and rate class of the Insured, the requested Face Amount and any supplemental riders. The Policy's lapse protection does not apply to coverage under the Flexible Coverage Rider (FCR). See "Death Benefit Proceeds—Additional Coverage from Term Rider for Covered Insured (CIR) or the Flexible Coverage Rider (FCR)".

        We will not notify you in the event the Policy's lapse protection is no longer in effect.

        For the Premiere I Policy, this provision remains in effect during the first 10 Policy Years, if the Insured's Issue Age is 0 through 64, or during the first 5 Policy Years, if the Insured's Issue Age is 65 through 69. The Policy's lapse protection does not apply to Premiere I Policies covering Insureds with an Issue Age of 70 or above.

        The Policy's lapse protection generally remains in effect on the Premiere Provider Policy, during the first 15 Policy Years, if the Insured's Issue Age is 18 through 39, during the first 10 Policy Years, if the Insured's Issue Age is 40 through 64, and during the first 5 Policy Years, if the Insured's Issue Age is 65 through 75. The lapse protection period will be shorter in some states for Premiere Provider Policies issued to Insureds of certain Issue Ages. For more information please consult your registered representative.

        If you increase your Policy's Face Amount or change the Death Benefit option while the Policy's lapse protection is in effect, Protective Life will not extend the period of this guarantee. The guarantee period is based on the Policy Effective Date. However, upon an increase in Face Amount, Protective Life will recalculate the Minimum Monthly Premium, which will generally also increase. Any other change in the benefits provided under this Policy or its riders which is made after the Policy Effective Date and during the period of the lapse protection also may result in a change to the Minimum Monthly Premium. Protective Life will notify you of any increase in the Minimum Monthly Premium and will amend your Policy to reflect the change.

        Premium Payments Upon Increase in Face Amount.    Depending on the Policy Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium payment may be necessary or a change in the amount of planned periodic premiums may be advisable. (See "Death Benefit Proceeds".) You will be notified if a premium payment is necessary or a change appropriate.

Net Premium Allocations

        Owners must indicate in the application how Net Premiums are to be allocated to the Sub-Accounts and/or to the Fixed Account. These allocation instructions apply to both initial and subsequent Net Premiums. Owners may change the allocation instructions in effect at any time by written notice to Protective Life at the Home Office. Whole percentages must be used. The sum of the allocations to the Sub-Accounts and the Fixed Account must be equal to 100% of any Net Premiums. Protective Life reserves the right to establish (i) a limitation on the number of Sub-Accounts to which Net Premiums may be allocated and/or (ii) a minimum allocation requirement for the Sub-Accounts and the Fixed Account. Currently, the minimum amount that can be allocated to any Sub-Account or the Fixed Account is 5% of any Net Premiums.

        For Policies issued in states where, upon cancellation during the Cancellation Period, Protective Life returns at least your premiums, Protective Life reserves the right to allocate your initial Net Premium (and any subsequent Net Premiums paid during the Cancellation Period) to the Oppenheimer Money Fund Sub-Account or the Fixed Account until the expiration of the number of days in the Cancellation Period plus 6 days starting from the date that the Policy is mailed from the Home Office. Thereafter, the Policy Value in the Oppenheimer Money Fund Sub-Account or the Fixed Account and all Net Premiums will be allocated according to your allocation instructions then in effect.

        Planned periodic premiums and unscheduled premiums not requiring additional underwriting will be credited to the Policy and the Net Premiums will be invested as requested on the Valuation Date they are received by the Home Office. However, any premium paid in connection with an increase in face amount will be allocated to the Fixed Account until underwriting has been completed. When approved, the Policy Value in the Fixed Account attributable to the resulting Net Premium will be reallocated to the Policy and allocated in accordance to your allocation instructions then in effect. If an additional premium payment is rejected, Protective Life will return the premium immediately, without any adjustment for investment experience.

        Unless designated by the Owner as a loan repayment, premiums received from Owners (other than planned periodic premiums) are treated as unscheduled premiums.

Policy Lapse and Reinstatement

        Lapse.    Unlike a conventional life insurance policy, failure to pay planned periodic premiums will not necessarily cause a Policy to lapse. Conversely, making all planned periodic premium payments will not necessarily prevent a Policy from lapsing. Except when the Policy's lapse protection is in effect, a Policy will lapse if its Surrender Value is insufficient to cover the Monthly Deduction on the Monthly Anniversary Day. (See "Monthly Deduction".)

        If the Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction due on that date and the Policy's lapse protection is not in effect, the Policy will be in default and a grace period will begin. This could happen if investment experience has been sufficiently unfavorable that it has resulted in a decrease in Surrender Value or the Surrender Value has decreased because you have not paid sufficient Net Premiums to offset prior Monthly Deductions.

        In the event of a Policy default, the Owner has a 61-day grace period to make a Net Premium payment at least sufficient to cover the current and past-due Monthly Deductions. Protective Life will send to the Owner, at the last known address and the last known address of any assignee of record, notice of the premium required to prevent lapse. The grace period will begin when the notice is sent. A Policy will remain in effect during the grace period. If the Insured should die during the grace period, the Death Benefit Proceeds payable to the beneficiary will reflect a reduction for the Monthly Deductions due on or before the date of the Insured's death as well as any unpaid Policy Debt or liens. (See "Death Benefit Proceeds".) Unless the premium stated in the notice is paid before the grace period ends, the Policy will lapse.

        Reinstatement.    An Owner may reinstate a Policy within 5 years of its lapse provided that: (1) a request for reinstatement is made by written notice received by Protective Life at the Home Office, (2) the Insured is still living, (3) the Maturity Date, if applicable, has not been reached, (4) the Owner pays Net Premiums equal to (a) all Monthly Deductions that were due but unpaid during the grace period, and (b) which are at least sufficient to keep the reinstated Policy in force for three months, (5) the Insured provides Protective Life with satisfactory evidence of insurability, (6) the Owner repays or reinstates any Policy Debt or lien which existed at the end of the grace period; and (7) the Policy has not been surrendered. The "Approval Date" of a reinstated Policy is the date that Protective Life approves the Owner's request for reinstatement and requirements 1-7 above have been met.

Special Transfer Privilege—Premiere I

        During the first 24 policy months following the Policy Effective Date, the Owner of a Premiere I Policy may exercise a one-time Special Transfer Privilege by requesting that all Variable Account Value be transferred to the Fixed Account. Exercise of the Special Transfer Privilege does not count toward the 12 transfers that are permitted each Policy Year without imposition of a transfer fee, and is not subject to a transfer fee. Unless the Owner specifies otherwise, all subsequent Net Premiums are allocated to the

Fixed Account after the exercise of the Special Transfer Privilege. Owners may, however, change this allocation by subsequent written notice received by Protective Life at the Home Office.

CALCULATION OF POLICY VALUES

Variable Account Value

        The Variable Account Value reflects the investment experience of the Sub-Accounts to which it is allocated, any premiums allocated to the Sub-Accounts, transfers in or out of the Sub-Accounts, any withdrawals of Variable Account Value, any surrender charges and Monthly Deductions. There is no guaranteed minimum Variable Account Value. A Policy's Variable Account Value therefore depends upon a number of factors. The Variable Account Value for a Policy at any time is the sum of the Sub-Account Values for the Policy on the Valuation Day most recently completed.

        Determination of Units.    For each Sub-Account, the Net Premium(s) or Policy Value transferred are converted into units. The number of units credited is determined by dividing the dollar amount directed to each Sub-Account by the value of the unit for that Sub-Account for the Valuation Day on which the Net Premium(s) or transferred amount is invested in the Sub-Account. Therefore, Net Premiums allocated to or amounts transferred to a Sub-Account under a Policy increase the number of units of that Sub-Account credited to the Policy.

        Determination of Unit Value.    The unit value at the end of every Valuation Day is the unit value at the end of the previous Valuation Day times the net investment factor, as described below. The Sub-Account Value for a Policy is determined on any day by multiplying the number of units attributable to the Policy in that Sub-Account by the unit value for that Sub-Account on that day.

        Net Investment Factor.    The net investment factor is an index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. Each Sub-Account has a net investment factor for each Valuation Period which may be greater or less than one. Therefore, the value of a unit may increase or decrease. The net investment factor for any Sub-Account for any Valuation Period is determined by dividing (1) by (2), where:

(1)
is the result of:

        a.     the net asset value per share of the Fund held in the Sub-Account, determined at the end of the current Valuation Period; plus

        b.     the per share amount of any dividend or capital gain distributions made by the Fund to the Sub-Account, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

        c.     a per share charge or credit for any taxes reserved for, which is determined by Protective Life to have resulted from the operations of the Sub-Account.

(2)
is the net asset value per share of the Fund held in the Sub-Account, determined at the end of the last prior Valuation Period.

Fixed Account Value

        The Fixed Account Value under a Policy at any time is equal to: (1) the Net Premium(s) allocated to the Fixed Account, plus (2) amounts transferred to the Fixed Account, plus (3) interest credited to the Fixed Account, less (4) transfers from the Fixed Account (including any transfer fees deducted), less (5) withdrawals from the Fixed Account (including any withdrawal charges deducted), less (6) surrender charges deducted in the event of a decrease in Face Amount, less (7) Monthly Deductions. See "The Fixed Account," for a discussion of how interest is credited to the Fixed Account.

POLICY BENEFITS

Transfers of Policy Values

        General.    Upon receipt of written notice to Protective Life at the Home Office at any time on or after the later of the following: (1) thirty days after the Policy Effective Date, or (2) six days after the expiration of the Cancellation Period, you may transfer the Fixed Account Value or any Policy Value in a Sub-Account to other Sub-Accounts or the Fixed Account, subject to certain restrictions. Transfers (including telephone transfers — described below) are processed as of the date a request is received at the Home Office. Protective Life may, however defer transfers under the same conditions that payment of Death Benefit Proceeds, withdrawals and surrenders may be delayed. See "Suspension or Delay of Payments". The minimum amount that may be transferred is the lesser of $100 or the entire amount in any Sub-Account or the Fixed Account from which the transfer is made. If, after the transfer, the amount remaining in a Sub-Account or the Fixed Account would be less than $100, Protective Life reserves the right to transfer the entire amount instead of the requested amount. Protective Life reserves the right to limit the maximum amount which may be transferred from the Fixed Account in any Policy Year. The maximum is currently the greater of $2,500, or 25% of the Fixed Account Value. Protective Life reserves the right to limit transfers to 12 per Policy Year. For each additional transfer over 12 in any Policy Year, Protective Life reserves the right to charge a transfer fee. The transfer fee, if any, is deducted from the amount being transferred. (See "Transfer Fee".)

        Telephone Transfers.    Transfers may be made upon instructions given by telephone, provided the appropriate election has been made on the application or written authorization is provided.

        Protective Life will confirm all transfer instructions communicated by telephone. For telephone transfers we require a form of personal identification prior to acting on instructions received by telephone. We also make a tape-recording of the instructions given by telephone. If we follow these procedures we are not liable for any losses due to unauthorized or fraudulent instructions. Protective Life reserves the right to suspend telephone transfer privileges at any time for any class of Policies.

        A number of telephonic or electronic services may be available or become available in the future. Telephone and online transfers, and transfers via facsimile, may not always be available. Telephone and computer systems, whether yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

        You should protect your PIN (personal identification number) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person providing the electronic transfer instructions through our telephone or online systems is you or is authorized by you.

        Reservation of Rights.    Protective Life reserves the right without prior notice to modify, restrict, suspend or eliminate the transfer privileges (including telephone transfers) at any time, for any class of Policies, for any reason. In particular, we reserve the right not to honor transfer requests by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Policies.

        Dollar-Cost Averaging.    If you elect at the time of application or at any time thereafter by written notice to Protective Life at the Home Office, you may systematically and automatically transfer, on a monthly or quarterly basis, specified dollar amounts from or to the Fixed Account or any of the Sub-Account(s). This is known as the dollar-cost averaging method of investment. By transferring on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of market fluctuations in Sub-Account unit values. Protective Life, however, makes no guarantee that the dollar-cost averaging method will result in a profit or protect against loss.

        To elect dollar-cost averaging, Policy Value in the source Sub-Account or the Fixed Account must be at least $5,000 at the time of election. Automatic transfers for dollar-cost averaging are subject to all transfer restrictions other than the maximum transfer amount from the Fixed Account restriction. You may elect dollar cost averaging for periods of at least 12 months but no longer than 48 months. At least $100 must be transferred each month or $300 each quarter. Dollar-cost averaging transfers may commence on any day of the month that you request following 6 days after the end of the Cancellation Period, except the 29th, 30th, or 31st. If no day is selected, transfers will occur on the Monthly Anniversary Date.

        Once elected, Protective Life will continue to process dollar-cost averaging transfers until the earlier of the following: (1) the number of designated transfers has been completed, or (2) the Policy Value in the appropriate source Sub-Account or the Fixed Account is depleted, (3) the Owner, by written notice received by Protective Life at the Home Office, instructs Protective Life to cease the automatic transfers, (4) a grace period begins under the Policy, or (5) the maximum amount of Policy Value has been transferred under a dollar-cost averaging election.

        Automatic transfers made to facilitate dollar-cost averaging will not count toward the 12 transfers permitted each Policy Year if Protective Life elects to limit the number of transfers or impose the transfer fee. Protective Life reserves the right to discontinue offering automatic dollar-cost averaging transfers upon 30 days' written notice to the Owner.

        Portfolio Rebalancing.    At the time of application or at any time thereafter by written notice to Protective Life, you may instruct Protective Life to automatically transfer, on a quarterly, semi-annual or annual basis, your Variable Account Value among specified Sub-Accounts to achieve a particular percentage allocation of Variable Account Value among such Sub-Accounts ("Portfolio Rebalancing"). Such percentage allocations must be in whole numbers and must allocate amounts only among the Sub-Accounts. No amounts will be transferred to the Fixed Account as part of Portfolio Rebalancing. A minimum Variable Account Value of $100 is required for Portfolio Rebalancing. Unless you instruct otherwise when electing rebalancing, the percentage allocation of your Variable Account Value for Portfolio Rebalancing will be based on your Net Premium allocation instructions in effect at the time of rebalancing. Any allocation instructions including Portfolio Rebalancing allocation instructions, that you give us that differ from your then current Net Premium allocation instructions will be deemed to be a request to change your premium allocation. Portfolio Rebalancing may commence on any day of the month that you request following six days after the end of the Cancellation Period, except the 29th, 30th or 31st. If no day is selected, rebalancing will occur on each applicable Monthly Anniversary Day.

        Once elected, Portfolio Rebalancing begins on the first quarterly, semi-annual or annual anniversary following election. You may change or terminate Portfolio Rebalancing by written instruction received by Protective Life at the Home Office, or by telephone if you have previously authorized us to take telephone instructions. If Protective Life elects to limit the number of transfers or impose the transfer fee, Portfolio Rebalancing transfers will not count as one of the 12 free transfers available during any Policy Year. Protective Life reserves the right to assess a processing fee for this service or to discontinue Portfolio Rebalancing upon 30 days' written notice to the Owner.

Policy Value Credit—Premiere Provider

        Subject to the conditions described below, on the tenth Policy Anniversary and on each Policy Anniversary thereafter, the Company will make a credit to the Policy Value of a Premiere Provider Policy. The amount of the credit depends on the unloaned Policy Value on the appropriate Policy Anniversary. On Policy Anniversaries as of which unloaned Policy Value is at least $50,000 but less than $500,000, the credit is equal to .50% of the unloaned Policy Value. On Policy Anniversaries as of which the unloaned Policy Value is equal to or greater than $500,000, the credit is equal to 1% of the unloaned Policy Value. No credit is made on Policy Anniversaries as of which unloaned Policy Value is less than $50,000 or on Policy Anniversaries one through nine. In addition, the Company will only make the credit on Policy Anniversaries as of which the current annual effective interest rate being credited to Fixed Account Value exceeds the guaranteed annual effective interest rate shown in the Policy.

        When made, the Company will allocate credits to Policy Value among the various Sub-Accounts and the Fixed Account in accordance with the Owner's allocation instructions for Net Premiums. Credits to Policy Value are not subject to the premium expense charge or the surrender charge and are not treated as Net Premium for tax purposes.

        The Policy Value Credit may not be available on the Premiere Provider Policy in all states. Please consult your registered representative for more information. The Policy Value Credit is not available on the Premiere I Policy.

Surrender Privilege

        At any time prior to the Maturity Date while the Insured is still living and the Policy is still in force, you may surrender your Policy for its Surrender Value. Surrender Value is determined as of the end of the Valuation Period during which the written notice requesting the surrender, the Policy and any other required documents are received by Protective Life at the Home Office. A surrender charge may apply. (See "Surrender Charges".) The Surrender Value is paid in a lump sum unless the Owner requests payment under a settlement option. (See "Settlement Options".) Payment is generally made within 7 calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".) A Policy which terminates upon surrender cannot later be reinstated.

Withdrawal Privilege

        At any time after the first Policy Year, an Owner, by written notice received at the Home Office, may make a withdrawal of Surrender Value of not less than $500. Protective Life will withdraw the amount requested, plus a withdrawal charge, from the Policy Value as of the end of the Valuation Period during which the written request was received. (See "Withdrawal Charge".)

        The Owner may specify the amount of the withdrawal to be made from any Sub-Account or the Fixed Account. If the Owner does not so specify, or if the Sub-Account Value or Fixed Account Value is insufficient to carry out the request, the withdrawal from each Sub-Account and the Fixed Account is based on the proportion that such Sub-Account Value(s) and Fixed Account Value bears to the unloaned Policy Value on the Valuation Day immediately prior to the withdrawal. Payment is generally made within seven calendar days. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

        If Death Benefit Option A is in effect, Protective Life reserves the right to reduce the Face Amount by the withdrawn amount. Protective Life may reject a withdrawal request if the withdrawal would reduce the Face Amount below the minimum amount for which the Policy would be issued under Protective Life's then-current rules, or if the withdrawal would cause the Policy to fail to qualify as a life insurance contract under applicable tax laws, as interpreted by Protective Life. If the Face Amount at the time of the withdrawal includes increases from the Initial Face Amount and the withdrawal requires a decrease of Face Amount, the reduction is made first from the most recent increase, then from prior increases, if any, in reverse order of their being made and finally from the Initial Face Amount.

Policy Loans

        General.    Under both Premiere I and Premiere Provider, the Owner may obtain a standard loan subject to certain conditions. Premiere Provider also allows the Owner to obtain a carryover loan. A carryover loan is a loan of which is transferred from another policy that is exchanged for the Policy under Section 1035 of the Internal Revenue Code. A carryover loan must be approved by Protective Life. A standard loan is any loan that is not a carryover loan. After the first Policy Anniversary and while the Insured is still living, an Owner may obtain a standard loan from Protective Life. The Policy is the only security required for the loan. Policy loans must be requested by written notice received by Protective Life at the Home Office. The minimum amount of any loan is $500. The maximum amount that an Owner may borrow is an amount equal to 90% of the Policy's Cash Value minus any outstanding Policy Debt on the date that the loan request is received. Outstanding Policy Debt therefore reduces the amount available for new Policy loans. Loan proceeds generally are mailed within seven calendar days of the loan being approved. (See "Suspension or Delay of Payments", and "Payments from the Fixed Account".)

        Loan Collateral.    When a Policy loan is made, an amount equal to the loan is transferred out of the Sub-Accounts and the Fixed Account and into a Loan Account established for the Policy. Like the Fixed Account, a Policy's Loan Account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. Because Loan Account values are part of Policy Value, a loan will have no immediate effect on the Policy Value. In contrast, Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is reduced immediately by the amount transferred to the Loan Account. The Owner can specify the Sub-Accounts and the Fixed Account from which collateral is transferred to the Loan Account. If no allocation is specified, collateral is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bears to the total unloaned Policy Value on the date that the loan is made.

        On each Policy Anniversary, an amount of Policy Value equal to any due and unpaid loan interest (explained below), is also transferred to the Loan Account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value.

        Loan Repayment.    You may repay all or part of your Policy Debt (the amounts borrowed plus unpaid interest) at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to the Home Office and are credited as of the date received. The Owner may specify in writing that any unscheduled premiums paid while a loan is outstanding be applied as loan repayments. (Loan repayments, unlike unscheduled premiums, are not subject to premium expense charges.) When a loan repayment is made, Policy Value in the Loan Account in an amount equal to the repayment is transferred from the Loan Account to the Sub-Accounts and the Fixed Account. Thus, a loan repayment will have no immediate effect on the Policy Value, but the Surrender Value (including, as applicable, Variable Account Value and Fixed Account Value) under a Policy is increased immediately by the amount transferred from the Loan Account. Unless specified otherwise by the Owner(s), amounts are transferred to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

        Interest. Standard Loans.    During Policy Years 2 through 10, Protective Life will charge interest daily on any outstanding standard loan, at an effective annual rate of 6.0%. During Policy Years 11 and thereafter, Protective Life currently charges interest daily on any outstanding Premiere I standard loan and any outstanding Premiere Provider standard loan at an effective annual rate of 4.0%. The maximum effective annual rate on an outstanding Premiere Provider standard loan during Policy Years 11 and thereafter is 4.25%. Interest is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Policy Debt.

        Carryover Loans.     During the first 10 Policy Years, Protective Life will charge interest daily on any outstanding carryover loan at a maximum effective annual rate of 6.0% (5.0% currently). During Policy Years 11 and thereafter, Protective Life charges interest daily on any outstanding carryover loan at a maximum effective annual rate of 4.25% (4.0% currently). As with any standard loan, interest on a carryover loan is due and payable at the end of each Policy Year while a loan is outstanding. We will notify you of the amount due. If interest is not paid when due, the amount of the interest is added to the carryover loan and becomes part of the Policy Debt.

        Interest Credited.    The Loan Account is credited with interest at an effective annual rate of at least 4%. Thus, the net charge of a standard loan is 2.0% per year during Policy Years 2 through 10 (the difference between the rate of interest charged on Policy loans and the amount credited on the equivalent amount held in the Loan Account). The net charge (before the impact of any investment experience) of a standard loan on a Premiere I Policy during Policy Years 11 and thereafter is 0.00%. On a Premiere Provider Policy the net cost on a standard loan is currently 0.00%, guaranteed not to exceed 0.25%. The net charge of a carryover loan is currently 1.0% (2.0% guaranteed) during Policy Years 1-10 and 0.0% (0.25% guaranteed) thereafter. Interest credited is transferred to the Sub-Accounts and/or Fixed Account and does not reduce the Policy loan. Protective Life determines the rate of interest to be credited to the Loan Account in advance of each calendar year. The rate, once determined, is applied to the calendar year which follows the date of determination. On each Policy Anniversary, the interest earned on the Loan Account since the previous Policy Anniversary is transferred to the Sub-Accounts and to the Fixed Account. Unless specified in writing by the Owner, interest is transferred and allocated to the Sub-Accounts and the Fixed Account in the same proportion that Net Premiums are allocated.

        Non-Payment of Policy Loan.    If the Insured dies while a loan is outstanding, the Policy Debt (which includes any accrued but unpaid interest) is deducted from the Death Benefit in calculating the Death Benefit proceeds.

        If the Loan Account Value exceeds the Cash Value less any lien (i.e., the Surrender Value becomes zero) on any Valuation Date, the Owner must pay that excess amount. The Company will send the Owner (or any assignee of record) a notice of the amount the Owner must pay. The Owner must pay this amount within 31 days after the notice is sent, or the Policy will lapse.

        Effect of a Policy Loan.    A loan, whether or not repaid, has a permanent effect on the Death Benefit and Policy Value because the investment results of the Sub-Accounts and current interest rates credited on Fixed Account Value do not apply to Policy Value in the Loan Account. The larger the loan and longer the loan is outstanding, the greater will be the effect of Policy Value held as collateral in the Loan Account. (See "Lapse Protection".) Depending on the investment results of the Sub-Accounts or credited interest rates for the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable. Policy loans also may increase the potential for lapse if investment results of the Sub-Accounts to which Surrender Value is allocated is unfavorable. Since interest credited on the Loan Account is transferred to the Sub-Accounts, even if the interest rate charged on the Policy Debt is equal to the rate credited on Policy Value in the Loan Account, unpaid interest will be added to the outstanding loan balance and will increase Policy Debt. If a Policy lapses with loans outstanding, certain amounts may be subject to income tax. In addition, if your Policy is a "modified endowment contract," loans may be currently taxable and subject to a 10% penalty tax. See "Tax Considerations," for a discussion of the tax treatment of policy loans.

Maturity Benefits — Premiere I

        The Maturity Date on the Premiere I Policy is the Policy Anniversary nearest the Insured's 95th birthday. If the Policy is still in force on the Maturity Date, the Maturity Benefit will be paid to the Owner. The Maturity Benefit is equal to the Surrender Value on the Maturity Date. You may request a change in Maturity Date on the Premiere I Policy, subject to Protective Life's approval. To elect or not elect a change in Maturity Date will have income tax consequences. (See "Tax Considerations".)

        There is no stated maturity date on the Premiere Provider Policy.

Death Benefit Proceeds

        As long as the Policy remains in force, Protective Life will pay the Death Benefit Proceeds upon receipt at the Home Office of satisfactory proof of the Insured's death. Protective Life may require return of the Policy. The Death Benefit Proceeds are paid to the primary beneficiary or a contingent beneficiary. The Owner may name one or more primary or contingent beneficiaries and change such beneficiaries, as provided for in the Policy. If no beneficiary survives the Insured, the Death Benefit Proceeds are paid to the Owner or the Owner's estate. Death Benefit Proceeds are paid in a lump sum or under a settlement option. (See "Settlement Options".)

        Calculation of Death Benefit Proceeds.    The Death Benefit Proceeds are equal to the Death Benefit calculated as of the date of the Insured's death, plus benefits under any supplemental riders or endorsements, minus (1) any Policy Debt on that date, (2) any liens for payments made under an accelerated death benefit rider or endorsement including accrued interest, and (3) any past due Monthly Deductions if the Insured died during the grace period.

        The calculation of the Death Benefit depends on (1) the Death Benefit option selected, as described below, and (2) the Federal tax compliance test applicable to the Policy. There are two Federal tax compliance tests: the guideline premium limitation/cash value corridor test, and the cash value accumulation test. If the Policy is intended to satisfy the cash value accumulation test, it will be endorsed at issue by the Cash Value Accumulation Test Endorsement (subject to availability). Policies without this endorsement are intended to comply with the guideline premium limitation/cash value corridor test.

Under certain circumstances, the amount of the Death Benefit may be adjusted. (See "Limits on Rights to Contest the Policy" and "Misstatement of Age or Sex".)

        If part or all of the Death Benefit is paid in one sum, Protective Life will pay interest on this sum as required by applicable state law from the date of receipt of due proof of the Insured's death to the date of payment.

        Death Benefit Under Policies Complying with the Guideline Premium Limitation/Cash Value Corridor Test.    If the Policy is intended to satisfy the guideline premium limitation/cash value corridor test of Federal tax law (i.e., where the Cash Value Accumulation Test Endorsement is not used), the Death Benefit will be determined as follows:

  •
  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

  •
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) a specified percentage of the Policy Value on the date of the Insured's death as indicated on a table set forth in the Policy.

        The specified percentage under both options is 250% when the Insured has reached an "Attained Age" of 40 or less by date of death, and decreases each year thereafter to 100% when the Insured has reached an "Attained Age" of 95 at death. A table showing these percentages for Attained Ages 0 to 95 and examples of Death Benefit calculations for both Death Benefit Options are found in Appendix A for the Premiere I and Appendix B for the Premiere Provider.

        Under Death Benefit Option A, the Death Benefit remains level at the Face Amount unless the Policy Value multiplied by the specified percentage of Policy Value exceeds that Face Amount, in which event the Death Benefit will vary as the Policy Value varies. Owners who are satisfied with the amount of their insurance coverage under the Policy and who prefer to have favorable investment performance and additional premiums reflected in higher Policy Value, rather than increased Death Benefits, generally should select Option A. Under Death Benefit Option B, the Death Benefit always varies as the Policy Value varies (although it is never less than the Face Amount). Owners who prefer to have favorable investment performance and additional premiums reflected in increased Death Benefits generally should select Option B.

        Death Benefit Under Policies with the Cash Value Accumulation Test Endorsement.    If at the time of application the Owner selects the Cash Value Accumulation Test Endorsement to the Policy, the Death Benefit will be determined as follows:

  •
  Under Death Benefit Option A, the Death Benefit is the greater of: (1) the Face Amount under the Policy on the date of the Insured's death, or (2) the minimum death benefit described below.

  •
  Under Death Benefit Option B, the Death Benefit is the greater of: (1) the Face Amount under the Policy plus the Policy Value on the date of the Insured's death, or (2) the minimum death benefit described below.

        The minimum death benefit at any time shall be the amount of level death benefit that the Policy Value would purchase if paid as a net single premium at such time. Such net single premium shall be determined according to the Cash Value Accumulation Test prescribed under section 7702 of the Internal Revenue Code, as amended or its successor, if such amendment or successor is applicable to the Policy.

        For purposes of determining this net single premium, the mortality charges taken into account generally shall be the maximum mortality charges guaranteed under the Policy. Such charges will not, however, exceed (except as provided in the Internal Revenue Service regulations) the maximum charges permitted to be taken into account under the Cash Value Accumulation Test of section 7702. In determining the net single premium, the interest rate taken into account will be the greater of an annual effective interest rate of 4 percent or the annual effective credited interest rate or rates guaranteed on issuance of the policy. In addition, the Policy shall be deemed to mature the date the Insured attains age

100, and the Policy Value deemed to exist on such date shall not exceed the least amount payable as a death benefit at any time under the Policy.

        Changing the Death Benefit Option.    On or after the first Policy Anniversary, the Owner may change the Death Benefit option on the Policy subject to the following rules. After any change, the Face Amount must be at least $50,000 (Premiere I standard smoker or standard nonsmoker class or Premiere Provider nonsmoker, tobacco or smoker class) or $100,000 (Premiere I preferred nonsmoker class or Premiere Provider preferred class). The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that Protective Life approves the request. Protective Life may require satisfactory evidence of insurability. All changes must be approved by Protective Life at the Home Office before they will be effective. Protective Life reserves the right to decline to change the Death Benefit Option if the change would cause the Policy to fail to qualify as a life insurance contract under the Internal Revenue Code.

        When a change from Option A to Option B is made, the Face Amount after the change is in effect will be equal to the Face Amount before the change less the Policy Value on the effective date of the change. When a change from Option B to Option A is made, the Face Amount after the change will be equal to the Face Amount before the change is effected plus the Policy Value on the effective date of the change.

        Changing the Face Amount    On or after the first Policy Anniversary, the Owner may request a change in the Face Amount. The request must be received in writing at the Home Office.

        Increasing the Face Amount.    Any increase in the Face Amount must be at least $10,000 and an application must be submitted. Protective Life reserves the right to require satisfactory evidence of insurability. In addition, the Insured's Attained Age must be less than the current maximum Issue Age for the Policies, as determined by Protective Life from time to time. A change in planned periodic premiums may be advisable. (See "Premiums Upon Increase in Face Amount".) The increase in Face Amount will become effective as of the date shown on the supplemental Policy Specification Page (which will be sent to you) and the Policy Value will be adjusted to the extent necessary to reflect a Monthly Deduction as of the effective date based on the increase in Face Amount. When the Policy's lapse protection is in effect, the Policy's Minimum Monthly Premium amount will also generally be increased. (See "Lapse Protection," and "Premiums Upon Increase in Face Amount".)

        The Cancellation Period under the Policy's cancellation privilege applies to increases in Face Amount. Therefore, the Owner may exercise the privilege by cancelling any increase in Face Amount within the period. In such case, unless the Owner otherwise requests, an amount will be refunded (i.e. credited back to the Policy Value) as described above, except that if no additional premiums were required in connection with the Face Amount increase, then the amount refunded is limited to that portion of the first Monthly Deduction following the increase that is attributable to cost of insurance charges for the increase and the monthly administration fee for the increase. (See "Cancellation Privilege".)

        Decreasing the Face Amount.    If a decrease in the Face Amount would result in total premiums paid exceeding the premium limitation prescribed under current tax law to qualify your Policy as a life insurance contract, Protective Life will immediately return to you the amount of such excess above the premium limitation. Although Protective Life will attempt to notify an Owner if a decrease in the Face Amount will cause a Policy to be considered a modified endowment contract, we will not automatically return premium. (See "Tax Considerations—Policies which are MECs".)

        Protective Life reserves the right to decline a request to decrease the Face Amount if compliance where applicable with the guideline premium limitation (or cash value accumulation test) under current tax law resulting from such a decrease would result in immediate termination of the Policy, or if to effect the requested decrease, payments to the Owner would have to be made from Policy Value for compliance with the guideline premium limitation, and the amount of such payments would exceed the Surrender Value under the Policy.

        The Face Amount of a Premiere I Policy after any decrease must be at least $50,000 (standard smoker or standard nonsmoker class), or $100,000 (preferred nonsmoker class). The Face Amount of a

Premiere Provider Policy after any decrease must be at least $50,000 (nonsmoker, tobacco or smoker class) or $100,000 (preferred class). Protective Life reserves the right to prohibit any decrease in Face Amount (1) for 3 years following an increase in Face Amount; and (2) for one Policy Year following the last decrease in Face Amount. If the Initial Face Amount of the Policy has been increased prior to the requested decrease, then the decrease will first be applied against any previous increases in Face Amount in the reverse order in which they occurred. The decrease will then be applied to the Initial Face Amount. A decrease in Face Amount will become effective on the Monthly Anniversary Day that coincides with or next follows receipt and acceptance of a request at the Home Office.

        Decreasing the Face Amount of the Policy may have the effect of decreasing monthly cost of insurance charges. Decreasing the Face Amount may also have tax consequences. (See "Tax Considerations".) However, if the Face Amount is decreased during the first 14 Policy Years, in the case of the Premiere I, or the first 10 Policy Years, in the case of the Premiere Provider, a Surrender Charge will apply. (See "Surrender Charge".)

        Additional Coverage from Term Rider for Covered Insured (CIR) or the Flexible Coverage Rider (FCR).    An owner may also obtain additional insurance coverage on the Insured of a Policy by purchasing a CIR or FCR at the time the Policy is issued (or later, subject to availability and additional underwriting). The CIR is available to an Insured of a Premiere I Policy and the FCR may be purchased on the Insured of a Premiere Provider Policy. Limitations on the amount of such coverage may apply. A CIR or FCR increases the Death Benefit under the Policy by the face amount of the rider. The face amount of the CIR or FCR does not vary with the investment experience of the Variable Account (see "Supplemental Riders"). In addition, a CIR or FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to Lapse). The cost of insurance charge for the CIR or FCR will be deducted from the Policy Value as part of the Monthly Deduction (see "Monthly Deduction — Cost of Insurance Charge under a CIR or FCR"). No additional surrender or premium expense charge is assessed in connection with a CIR or FCR.

        The Policy's lapse protection does not apply to the FCR. Therefore, insurance coverage under the FCR will terminate as of the date when the Policy would have Lapsed if the Policy's lapse protection had not been in effect.

        Owners may increase or decrease the face amount of a CIR or FCR separately from the Face Amount of a Policy. Likewise, the Face Amount of a Policy may be increased or decreased without affecting the face amount of a CIR or FCR. Since no surrender charge is assessed in connection with a decrease of face amount under a CIR or FCR, such a decrease may be less expensive than a decrease in Face Amount of the Policy if the Face Amount decrease would be subject to a surrender charge. On the other hand, continuing coverage on such an increment of Face Amount may have a cost of insurance charge that is higher than the same increment of face amount under the CIR or FCR. Owners should consult their sales representative before deciding whether to decrease the Face Amount or CIR or FCR face amount.

        Owners should consult their sales representative when deciding whether to purchase a CIR or FCR.

Settlement Options

        The Policy offers a variety of ways of receiving proceeds payable under the Policy, such as on surrender, death or maturity, other than in a lump sum. These settlement options are summarized below. Any sales representative authorized to sell this Policy can further explain these options upon request. All of these settlement options are forms of fixed-benefit annuities (except Option 3) which do not vary with the investment performance of a separate account. Under each settlement option (other than Option 3), no surrender or withdrawal may be made once payments have begun.

        The following settlement options may be elected.

        Option 1 — Payment for a Fixed Period.    Equal monthly payments will be made for any period of up to 30 years. The amount of each payment depends on the total amount applied, the period selected and the monthly payment rates Protective Life is using when the first payment is due.

        Option 2 — Life Income with Payments for a Guaranteed Period.    Equal monthly payments are based on the life of the named annuitant. Payments will continue for the lifetime of the annuitant with payments guaranteed for 10 or 20 years. Payments stop at the end of the selected guaranteed period or when the named person dies, whichever is later.

        Option 3 — Interest Income.    Protective Life will hold any amount applied under this option. Interest on the unpaid balance will be paid each month at a rate determined by Protective Life. This rate will not be less than the equivalent of 3% per year.

        Option 4 — Payments for a Fixed Amount.    Equal monthly payments will be made of an agreed fixed amount. The amount of each payment may not be less than $10 for each $1,000 applied. Interest will be credited each month on the unpaid balance and added to it. This interest will be at a rate set by us, but not less than an effective rate of 3% per year. Payments continue until the amount Protective Life holds runs out. The last payment will be for the balance only.

        Minimum Amounts.    Protective Life reserves the right to pay the total amount of the Policy in one lump sum, if less than $5,000. If monthly payments are less than $50, payments may be made quarterly, semi-annually, or annually at Protective Life's option.

        Other Requirements.    Settlement options must be elected by written notice received by Protective Life at the Home Office. The Owner may elect settlement options during the Insured's lifetime; beneficiaries may elect settlement options thereafter if Death Benefit Proceeds are payable in a lump sum. The effective date of an option applied to Death Benefit Proceeds is the date due proof of the death of the Insured is received at the Home Office. The effective date of an option applied to Surrender Value is the effective date of the surrender.

        If Protective Life has available at the time a settlement option is elected, options or rates on a more favorable basis than those guaranteed, the higher benefits will apply.

THE FIXED ACCOUNT

        Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 nor has the Fixed Account been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The Fixed Account

        The Fixed Account consists of assets owned by Protective Life with respect to the Policies, other than those in the Variable Account. It is part of Protective Life's general account assets. Protective Life's general account assets are used to support its insurance and annuity obligations other than those funded by separate accounts, and are subject to the claims of Protective Life's general creditors. Subject to applicable law, Protective Life has sole discretion over the investment of the assets of the Fixed Account. The Loan Account is part of the Fixed Account. Guarantees of Net Premiums allocated to the Fixed Account, and interest credited thereto, are backed by Protective Life. The Fixed Account Value is calculated daily. (See "Fixed Account Value".)

Interest Credited on Fixed Account Value

        Protective Life guarantees that the interest credited during the first Policy Year to the initial Net Premium allocated to the Fixed Account will not be less than the rate shown in the Policy. The interest rate credited to subsequent Net Premiums allocated to or amounts transferred to the Fixed Account will be the annual effective interest rate in effect on the date that the Net Premium(s) is received by Protective Life or the date that the transfer is made. The interest rate is guaranteed to apply to such amounts for a twelve month period which begins on the date that the Net Premium(s) is allocated or the date that the transfer is made.

        After an interest rate guarantee expires as to a Net Premium or amount transferred, (i.e., 12 months after the Net Premium or transfer is placed in the Fixed Account) Protective Life will credit interest on the Fixed Account Value attributable to such Net Premium or transferred amount at the current interest rate in effect. New current interest rates are effective for such Fixed Account Value for 12 months from the time that they are first applied. Protective Life, in its sole discretion, may declare a new current interest rate from time to time. The initial annual effective interest rate and the current interest rates that Protective Life will credit are annual effective interest rates of not less than 4.00%. For purposes of crediting interest, amounts deducted, transferred or withdrawn from the Fixed Account are accounted for on a "first-in-first-out" (FIFO) basis.

Payments from the Fixed Account

        Payments from the Fixed Account for a withdrawal, surrender or loan request may be deferred for up to six months from the date Protective Life receives the written request. If a payment from the Fixed Account is deferred for 30 days or more, it will bear interest at a rate of 4% per year (or an alternative rate if required by applicable state insurance law), compounded annually while payment is deferred.

CHARGES AND DEDUCTIONS

        This section describes the charges and deductions we make under the Policy to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

Premium Expense Charges—Premiere I

        Premium expense charges for the Premiere I Policy currently consist of a sales charge, a charge for federal taxes and a premium tax charge.

        Sales Charge.    Protective Life deducts a sales charge from each premium payment. This charge is 2.75% of each premium in Policy Years 1 through 10, and 0.75% of each premium in Policy Years 11 and thereafter. The Sales Charge is deducted from a premium before allocating the Net Premium to the Policy Value. An additional sales charge is deducted on surrender of a Policy during the first fourteen Policy Years. (See "Surrender Charge".) The Sales Charges partially compensate Protective Life for the expenses of selling and distributing the Policies, including paying sales commissions, printing prospectuses, preparing sales literature and paying for other promotional activities.

        Federal Tax Charge.    Protective Life also deducts a charge for federal taxes from each premium paid. This charge is 1.25% of all premiums paid in all Policy Years and compensates Protective Life for its federal income tax liability resulting from Section 848 of the Internal Revenue Code. The amount of this charge, which may be increased or decreased, is reasonable in relation to Protective Life's increased federal tax burden under Section 848 resulting from the receipt of premiums under the Policies.

        Other Taxes.    Currently a charge for federal income taxes is not deducted from the Variable Account or the Policy's Cash Value. The Company reserves the right in the future to make a charge to the Variable Account or the Policy's Cash Value for any federal, state or local income taxes that the Company incurs that it determines to be properly attributable to the Variable Account or the Policies. We will notify you promptly of any such charge.

        Premium Tax Charge.    A 2.25% charge for state and local premium taxes is also deducted from each Premium. The state and local premium tax charge reimburses Protective Life for premium taxes associated with the Policies. Protective Life expects to pay an average state and local premium tax rate of approximately 2.25% of premiums for all states.

Premium Expense Charges—Premiere Provider

        The premium expense charge compensates Protective Life for certain sales and state premium tax expenses associated with the Premiere Provider Policies and the Variable Account. The maximum premium expense charge is 6% of each premium payment. Protective Life reserves the right to charge less than the maximum charge. Currently, the premium expense charge is equal to 5% of each premium payment.

Monthly Deduction

        As of the Policy Effective Date, Protective Life will deduct the first Monthly Deduction from the Policy Value. Subsequent Monthly Deductions will be made on each Monthly Anniversary Day thereafter. The Monthly Deduction consists of (1) cost of insurance charges ("cost of insurance charge"), (2) administration charges (the "monthly administration fee", the "monthly administration fee for Initial Face Amount" and the "administration charge for increase in Face Amount"), (3) mortality and expense risk charge (the "mortality and expense risk charge") and (4) any charges for supplemental riders ("supplemental charges"), as described below. Unless the Owner selects the Sub-Account(s) from which the Monthly Deduction is deducted as provided below, the Monthly Deduction, except for the mortality and expense risk charge, will be deducted from the Sub-Accounts and the Fixed Account pro-rata on the basis of the relative Policy Value. The mortality and expense rate charge will reduce only the Sub-Account Value.

        The Owner may select the Sub-Accounts from which the Monthly Deduction, excluding the mortality and expense risk charge, is deducted. In the event that, as of the date the Monthly Deduction is to be deducted, the value in any of the selected Sub-Accounts is less than the charge to be deducted from such Sub-Account, the instructions for deduction will not be effective and the Monthly Deduction will instead be determined in the manner provided for above. Deductions for mortality and expense risk charge will occur prior to the deduction for the remaining Monthly Deduction.

        Cost of Insurance Charge.    This charge compensates Protective Life for the expense of underwriting the Death Benefit. The charge depends on a number of variables and therefore will vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. For any Policy, the cost of insurance on a Monthly Anniversary Day is calculated by multiplying the current cost of insurance rate for the Insured by the net amount at risk under the Policy for that Monthly Anniversary Day. Since the cost of insurance charges are based on the net amount at risk, these charges will increase if the Policy Value decreases due to negative investment experience in the Sub-Accounts. The cost of insurance charge for each increment of Face Amount is calculated separately to the extent a different cost of insurance rate applies.

        Where, as in Death Benefit Option A, the net amount at risk is equal to the Death Benefit less Policy Value, the entire Policy Value is applied first to offset the Death Benefit derived from the Initial Face Amount. Only if the Policy Value exceeds the Initial Face Amount is the excess applied to offset the portion of the Death Benefit derived from increases in Face Amount in the order of the increases. If there is the decrease in Face Amount after an increase, the decrease is applied first to decrease any prior increases in Face Amount, starting with the most recent increase and then each prior increase.

        Cost of Insurance Rates.    The cost of insurance rate for a Policy is based on and varies with the Issue Age, duration, sex and rate class of the Insured and on the number of years that a Policy has been in force. For the Premiere I Policy, Protective Life currently places Insureds in the following rate classes, based on underwriting: Standard Smoker (ages 15-75) or Standard Nonsmoker (ages 0-75), or Preferred Nonsmoker (ages 18-75), and substandard rate classes, which involve a higher mortality risk than the Standard Smoker or Standard Nonsmoker classes. For the Premiere Provider Policy, Insured's of Issue Ages 18 through 75 are currently placed in the following rate classes, based on underwriting: Preferred, Nonsmoker, Tobacco or Smoker, and substandard rate classes, which involve a higher mortality risk than Nonsmoker, Tobacco or Smoker classes.

        Protective Life guarantees that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policies. The guaranteed rates for standard classes are based on the 1980 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates ("1980 CSO Tables"). The guaranteed rates for substandard classes are based on multiples of, or additions to, the 1980 CSO Tables.

        Protective Life's current cost of insurance rates may be less than the guaranteed rates that are set forth in the Policy. Current cost of insurance rates will be determined based on Protective Life's expectations as to future mortality, investment earnings, expenses, taxes, and persistency experience. These rates may change from time to time. The cost of insurance rates for the Premiere I Policy are currently less for Policies that have a Face Amount in excess of $99,999.00. However, guaranteed rates do not change if the Face Amount exceeds $99,999.00.

        Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker class are generally lower than guaranteed rates for an Insured of the same age and sex in a smoker or tobacco class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker, smoker or tobacco class are generally lower than guaranteed rates for an Insured of the same age and sex and smoking status in a substandard class.

        Protective Life will also determine a separate cost of insurance rate for each increment of Face Amount above the Initial Face Amount based on the Policy duration and the Issue Age, sex and rate class of the Insured at the time of the request for an increase. The following rules will apply for purposes of determining the net amount at risk for each rate.

        Protective Life places the Insured in a rate class when the Policy is issued, based on Protective Life's underwriting of the application. This original rate class applies to the Initial Face Amount. When an increase in Face Amount is requested, Protective Life conducts underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has lower cost of insurance rates than the original rate class (or the rate class of a previous increase), the rate class for the increase also will be applied to the Initial Face Amount and any previous increases in Face Amount, beginning as of the effective date of the current increase. If the rate class for the increase has a higher cost of insurance rate than the original rate class (or the rate class of a previous increase), the rate class for the increase will apply only to the increase in Face Amount.

        Protective Life does not conduct underwriting for an increase in Face Amount if the increase is requested as part of an exercise of any available guaranteed option to increase the Face Amount without underwriting. (See "Supplemental Riders and Endorsements".)

        In the case of a term conversion, the rate class that applies to the increase is the same rate class that applied to the term contract, where available. In the case of a guaranteed option, the Insured's rate class for an increase will be the class in effect when the guaranteed option rider was issued.

        Cost of Insurance Charge Under a CIR or FCR.    The cost of insurance charge is determined in a similar manner for the face amount under a CIR or FCR and for any increase in the face amount under such rider.

        Legal Considerations Relating to Sex — Distinct Premium Payments and Benefits.    Mortality tables for the Policies generally distinguish between males and females. Thus, premiums and benefits under Policies covering males and females of the same age will generally differ.

        Protective Life does, however, also offer Policies based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult with their legal advisors to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. Upon request, Protective Life may offer Policies with unisex mortality tables to such prospective purchasers.

        Monthly Administration Charges.    These charges compensate Protective Life for administration expenses associated with the Policies and the Variable Account. These expenses relate to premium billing and collection, recordkeeping, processing death benefit claims, Policy loans, Policy changes, financial reporting and overhead costs, processing applications and establishing Policy records.

                Premiere I.    The monthly administration fee for the Premiere I Policy is a flat charge of $31 per month during the first Policy Year (guaranteed not to exceed $33 per month), and $6 per month during each Policy Year thereafter (guaranteed not to exceed $8 per month). In addition, for the first twelve months following the effective date of an increase in Face Amount, the monthly administration fee will also include an administration charge for the increase, based on the amount of the increase. The administration charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for Insureds at each specified Issue Age:

Issue Age		Administrative Charge per $1,000 Increase
35		0.11
40		0.14
45		0.16
50		0.20
55		0.24
60		0.29
65		0.35
70		0.43
75	+	0.45

                Premiere Provider.    The monthly administration fee for the Premiere Provider Policy is made up of three charges. The first is a monthly administrative charge of $8.00 per month. The second is a monthly administrative charge for Initial Face Amount which is charged in Policy Years 1 through 9. The maximum monthly administration charge for Initial Face Amount is equal to $.075 per $1,000 of Initial Face Amount. Protective Life reserves the right to charge less than the maximum charge. Accordingly, this monthly administration charge is currently equal to $0.06 per $1,000 of Initial Face Amount.

        The third is for the first twelve months following the effective date of an increase in Face Amount on a Premiere Provider Policy, the monthly administrative fee will also include an administrative charge for the increase, based on the amount of the increase. The administrative charge for an increase is equal to a fee per $1,000 of increase in face amount, and is set forth in your Policy. Representative administration charges per $1,000 of increase are set forth below for insureds at each specified Issue Age:

Issue Age	Administration Charge per $1,000 Increase
35	0.71
40	0.81
45	0.95
50	1.13
55	1.37
60	1.71
65	1.73
70	1.72
75	1.71

        Supplemental Rider Charges.    Protective Life deducts a monthly charge for any riders as part of the Monthly Deduction. (See "Supplemental Riders and Endorsements".)

        Mortality and Expense Risk Charge.    This charge compensates Protective Life for the mortality risk it assumes which is that the cost of insurance charges are insufficient to meet actual death benefit claims. The expense risk Protective Life assumes is that expenses incurred in issuing and administering the Policies and the Variable Account will exceed the amounts realized from the administrative charges assessed against the Policies.

        Protective Life deducts a monthly charge from assets in the Sub-Accounts attributable to the Policies. This charge does not apply to Fixed Account assets attributable to the Policies. The maximum monthly mortality and expense risk charge to be deducted is equal to .075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount. Protective Life reserves the right to charge less than the maximum charge. In Policy Years 11 and thereafter, the monthly mortality and expense risk charge is currently equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.

Transfer Fee

        Protective Life reserves the right to impose a $25 transfer fee on any transfer of Policy Value between or among the Sub-Accounts or the Fixed Account in excess of the 12 free transfers permitted each Policy Year. If the fee is imposed, it will be deducted from the amount requested to be transferred. If an amount is being transferred from more than one Sub-Account or the Fixed Account, the transfer fee will be deducted proportionately from the amount being transferred from each. This fee, if imposed, will reimburse Protective Life for administrative expenses incurred in effecting transfers.

Surrender Charge (Contingent Deferred Sales Charge)

        General.    A surrender charge, which is a contingent deferred sales charge, is deducted from the Policy Value if, during the period described below: (1) the Policy is surrendered; (2) the Policy lapses at the end of a grace period or (3) the Initial Face Amount is reduced. The Surrender Charge is deducted before any Surrender Value is paid. In the event of a decrease in the Initial Face Amount, the pro-rated surrender charge will be deducted from each Sub-Account and to the Fixed Account based on the proportion of Policy Value in each Sub-Account and in the Fixed Account. A surrender charge imposed in connection with a reduction in the Initial Face Amount reduces the remaining surrender charge that may be imposed in connection with a surrender of the Policy.

        The purpose of the surrender charge is to reimburse Protective Life for some of the expenses incurred in the distribution of the Policies. Protective Life also deducts a charge for this purpose from each premium paid. (See "Premium Expense Charges".)

        Protective Life reserves the right to charge less than the Maximum Surrender Charge.

        Premiere I.    A surrender charge will apply to a Premiere I Policy during the first 14 Policy Years. The surrender charge for the Initial Face Amount is equal to the Surrender Charge Percentage as identified below for the Policy Year in which the surrender or reduction in Initial Face Amount occurs, multiplied by the aggregate amount of premiums made in Policy Year 1, including premiums for any riders. The Surrender Charge Percentage in Policy Years 1 through 6 is equal to 27%, as shown below.

        After the sixth completed Policy Year, the Surrender Charge Percentage decreases by 3% each Policy Year in accordance with the following table.

Surrender During Policy Year	Surrender Charge Percentage
1 - 6	27%
7	24%
8	21%
9	18%
10	15%
11	12%
12	9%
13	6%
14	3%
15	0%

        After the 14th Policy Year, there is no surrender charge for the Initial Face Amount.

        In no event will the surrender charge exceed the Maximum Surrender Charge (expressed in dollars), which is set forth in the Policy. The Maximum Surrender Charge is equal to 27% of a SEC Guideline Annual Premium. The SEC Guideline Annual Premium is a hypothetical level amount that would be payable through the Maturity Date for the benefits provided under the Policy, assuming cost of insurance rates equal to those guaranteed in the Policy, net investment earnings under the Policy at an effective annual rate of 5%, and sales and other charges imposed under the Policy.

        If the Initial Face Amount is decreased during the first 14 Policy Years, the surrender charge imposed will equal the portion of the total surrender charge that corresponds to the percentage by which the Initial Face Amount is decreased.

        Premiere Provider.    A surrender charge will apply to a Premere Provider Policy during the first 10 Policy Years. The surrender charge varies depending on Issue Age, sex and rate classification of the Insured and is set forth in your Policy. Representative surrender charges per $1,000 of Initial Face Amount for the first Policy Year for an Insured male non-smoker at each specfied Issue Age are set forth below. The surrender charge decreases over the ten-year period. For a decrease in the Initial Face Amount, the charge shown is per $1,000 of decrease.

Issue Age	Surrender Charge (First Year) per $1,000 of Initial Face Amount
30	$1.75
35	2.00
40	3.45
45	5.45
50	7.43
55	10.25
60	16.82
65	23.00
70	25.76
75	28.50

        After the 10th Policy Year, there is no surrender charge for the Initial Face Amount.

Withdrawal Charge

        Protective Life will deduct an administrative charge upon a withdrawal. This charge is the lesser of 2% of the amount withdrawn or $25. This charge will be deducted from the Policy Value in addition to the amount requested to be withdrawn. See "Withdrawal Privilege" for rules for allocating the deduction.

Fund Expenses

        The value of the net assets of each Sub-Account reflects the investment advisory fees and other expenses incurred by the corresponding Fund in which the Sub-Account invests. Some Funds also deduct 12b-1 fees from Fund assets. See the prospectus for each of the Funds.

Exchange Privilege

        The Company is offering, where allowed by law, to owners of certain existing life policies (the "Existing Life Policy" and/or "Existing Life Policies") issued by it the opportunity to exchange such a life policy for this Policy. The Company reserves the right to modify, amend, terminate or suspend the Exchange Privilege at any time or from time to time. Owners of Existing Life Policies may, exchange their Existing Life Policies for this Policy. Owners of Existing Life Policies may also make a partial or full surrender from their Existing Life Policies and use the proceeds to purchase this Policy. All charges and deductions described in this prospectus are equally applicable to Policies purchased in an exchange. All charges and deductions may not be assessed under an Existing Life Policy in connection with an exchange, surrender, or partial surrender of an Existing Life Policy.

        The Policy differs from the Existing Life Policies in many significant respects. Most importantly, the Policy Value under this Policy may consist, entirely or in part, of Variable Account Value which fluctuates in response to the net investment return of the Variable Account. In contrast, the policy values under the Existing Life Policies always reflect interest credited by the Company. While a minimum rate of interest (typically 4 or 4.5%) is guaranteed, the Company in the past has credited interest at higher rates. Accordingly, policy values under the Existing Life Policies reflect changing current interest rates and do not vary with the investment performance of a Variable Account.

        Other significant differences between the Policy and the Existing Life Policies include: (1) additional charges applicable under the Policy not found in the Existing Life Policies; (2) different surrender charges; (3) different death benefits; and (4) differences in federal and state laws and regulations applicable to each of the types of policies.

        A table which generally summarizes the different charges under the respective policies is as follows. For more complete details owners of Existing Life Policies should refer to their policy forms for a complete description. For more information on guaranteed charges for the Premiere I and Premiere Provider Policies see "Charges and Deductions."

	Existing Life Policy	Premiere I Policy	Premiere Provider Policy

State and Local Premium Tax	None	2.25% of each premium payment.	None

Federal Tax Charge	None	1.25% of each premium payment in all Policy Years.	None

Sales Charges/Premium Expense Charge	Ranges from 0% to 12% of premium payments in all policy years. The premium expense charge can vary by age.	2.75% of each premium payment in policy years 1 through 10; 0.75% of each premium payment in Policy Year 11 and thereafter.	Currently 5% of each premium payment in all Policy Years

Administrative Fees	Ranges from $4 to $5 monthly.	Currently $31 per month the first policy year and $6 per month thereafter; plus, if applicable, a charge per $1,000 of increase in Face Amount deducted during the 12-month period following each increase.	$8 per month in all Policy Years; plus currently $.06 per $1,000 of Initial Face Amount in Policy Years 1 through 9; plus, if applicable, a charge per $1,000 of increase in Face Amount deducted during the 12-month period following each increase.

Mortality and Expense Charges	None	A monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount.	A monthly charge equal to .075% multiplied by the Variable Account Value, which is equivalent to annual rate of .90% of such amount during Policy Years 1-10; in all Policy Years thereafter is currently equal to .021% multiplied by the Variable Account Value which is equivalent to an annual rate of .25% of such amount.

Withdrawal Charges	$25	The lesser of $25 or 2% of the withdrawal amount requested.	The lesser of $25 or 2% of the withdrawal amount requested.

	Existing Life Policy	Premiere I Policy	Premiere Provider Policy

Monthly Deductions	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) and (3) any charges for supplemental riders. (applies to Existing Life Policies which are universal life plans)	A monthly deduction consisting of: (1) cost of insurance charges (2) administrative fees (see above) and (3) any charges for supplemental riders.	A monthly deduction consisting of: (1) cost of insurance charges; (2) administrative fees (see above); (3) mortality and expense risk charge (see above); and (4) any charges for supplemental riders.

Surrender Charges	Surrender charges vary by policy type and are incurred during a surrender charge period which ranges from 0 years up to 19 years.	A declining deferred sales charge of up to 27% of premium payments made in the first Policy Year (or 27% of a SEC Guideline Annual Premium if less) is assessed on surrender charges during the first 14 Policy Years.	A declining deferred sales charge per $1,000 of Initial Face Amount is accessed on surrenders during the first 10 Policy Years.

Guaranteed Interest Rate	Ranges from 4% to 5%.	Fixed account only 4%.	Fixed account only 4%.

Effect of the Exchange Offer

        1.    The Policy will be issued to Existing Life Policy Owners. Evidence of insurability may be required.

        2.    If an Existing Life Policy owner is within current issue age limits, the Owner may carry over existing riders if available with the Policy. Evidence of insurability may be required. An increase or addition of riders will require full evidence of insurability.

        3.    The Contestable and Suicide provisions in the Policy will begin again as of the effective date of the exchange, if evidence of insurability is required. If evidence of insurability is not required on the exchange, the Contestable and Suicide provisions will not begin again.

        Tax Matters.    Owners of Existing Life Policies should carefully consider whether it will be advantageous to replace an Existing Life Policy with a Policy. It may not be advantageous to exchange an Existing Life Policy for a Policy (or to surrender in full or in part an Existing Life Policy and use the surrender or partial surrender proceeds to purchase a Policy.)

        The Company believes that an exchange of an Existing Life Policy for a Policy generally should be treated as a nontaxable exchange within the meaning of Section 1035 of the Internal Revenue Code. A Policy purchased in exchange will generally be treated as a newly issued contract as of the effective date of the Policy. This could have various tax consequences. (See "Tax Considerations".)

        If you surrender your Existing Life Policy in whole or in part and after receipt of the proceeds you use the surrender proceeds or partial surrender proceeds to purchase a Policy it will not be treated as a non-taxable exchange. The surrender proceeds will generally be includible in income.

        Owners of Existing Life Policies should consult their tax advisers before exchanging an Existing Life Policy for this Policy, or before surrendering in whole or in part their Existing Life Policy and using the proceeds to purchase this Policy.

        Sales Commissions.    Sales representatives offering the Policies to Existing Life Policies Owners will receive a sales commission. In most cases, this sales commission will be somewhat less than that paid in connection with sales of the Policies to other purchasers. A standard sales commission will be paid. (See "Sale of Policies".)

ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES,
DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS

        The following tables have been prepared to illustrate hypothetically how certain values under a Policy change with investment performance over an extended period of time. For each of the Premiere I and Premiere Provider, the tables illustrate how Policy Values, Surrender Values and Death Benefits under a Policy covering an Insured of a given age on the Issue Date, would vary over time if planned premium payments were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate of 0%, 6% and 12%. The values would be different from those shown if the returns averaged 0%, 6% or 12% but fluctuated over and under those averages throughout the years shown. The tables also show planned periodic premiums accumulated at 5% interest compounded annually. The hypothetical investment rates of return are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return for a particular Policy may be more or less than the hypothetical investment rates of return and will depend on a number of factors including the investment allocations made by an Owner and prevailing rates. These illustrations assume that Net Premiums are allocated equally among the Sub-Accounts available under the Policy, and that no amounts are allocated to the Fixed Account. For the Premiere Provider, the illustrations are calculated based upon the guideline premium test. If the cash value accumulation test endorsement is selected, the values presented in the Premiere Provider illustrations are likely to be different.

        The illustrations reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after tax return of the selected Funds. The tables assume an average annual expense ratio of 0.83% of the average daily net assets of the Funds available under the Policies. This average annual expense ratio is based on the expense ratios of each of the Funds for the last fiscal year, adjusted, as appropriate, for any material changes in expenses effective for the current fiscal year of a Fund. The annual expenses identified for the Funds are net of certain reimbursements by the advisor/investment manager of such Funds. Absent the reimbursements, total expenses for the Funds would be higher. Although the reimbursements may generally be ended by the advisor/investment manager, no present intention of doing so has been expressed. For more information regarding the reimbursement arrangements and the impact of a termination of such arrangements on the expenses of specific funds, please see the Expense Table and related footnotes on pages 9-11. For information on Fund expenses, see the prospectus for each of the Funds accompanying this prospectus.

        In addition, the illustrations reflect the current monthly charge to the Variable Account for assuming mortality and expense risks, which is equal to .075% multiplied by the Variable Account Value, which is equivalent to a effective annual charge of 0.90% of such amount during Policies Years 1-10; and in Policy Years 11 and thereafter is equal to .021% multiplied by the Variable Account Value, which is equivalent to an annual rate of .25% of such amount. After deduction of Fund expenses, including any 12b-1 fees, and the current mortality and expense risk charge, the illustrated gross annual investment rates of return of 0%, 6% and 12% would correspond to approximate net annual rates of -1.73%, 4.27% and 10.27%, respectively and for Policy Year 11 and thereafter -1.08%, 4.92% and 10.92%, respectively. The net annual rate percentages will change as the average annual fund expense changes.

        The illustrations also reflect the deduction of the applicable Premium Expense Charges, the Monthly Administrative Charges and the monthly cost of insurance charge for the hypothetical Insured. The Surrender Charge is reflected in the column "Surrender Value". Protective Life's current cost of insurance charges, and the guaranteed maximum cost of insurance charges that Protective Life has the contractual right to charge, are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for federal or state income taxes are currently made against the Variable Account and assume no Policy Debt, liens or charges for supplemental riders.

        The illustrations are based on Protective Life's sex distinct rates for nonsmokers. Upon request, Owner(s) will be furnished with a comparable illustration based upon the proposed Insured's individual circumstances. Such illustrations may assume different hypothetical rates of return in addition to those illustrated in the following tables.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere I
$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	966	494	100,000	1,044	572	100,000	1,122	650	100,000
47	2	3,875	2,190	1,718	100,000	2,416	1,944	100,000	2,653	2,180	100,000
48	3	5,958	3,370	2,898	100,000	3,824	3,351	100,000	4,315	3,843	100,000
49	4	8,146	4,505	4,033	100,000	5,266	4,794	100,000	6,124	5,651	100,000
50	5	10,443	5,593	5,121	100,000	6,742	6,270	100,000	8,090	7,618	100,000
51	6	12,856	6,632	6,160	100,000	8,253	7,781	100,000	10,232	9,759	100,000
52	7	15,388	7,619	7,199	100,000	9,795	9,376	100,000	12,562	12,142	100,000
53	8	18,048	8,548	8,181	100,000	11,365	10,998	100,000	15,097	14,730	100,000
54	9	20,840	9,415	9,100	100,000	12,960	12,645	100,000	17,856	17,542	100,000
55	10	23,772	10,215	9,952	100,000	14,575	14,313	100,000	20,861	20,599	100,000
56	11	26,851	11,224	11,014	100,000	16,523	16,313	100,000	24,494	24,284	100,000
57	12	30,083	12,311	12,154	100,000	18,658	18,501	100,000	28,621	28,463	100,000
58	13	33,478	13,312	13,207	100,000	20,833	20,728	100,000	33,151	33,046	100,000
59	14	37,041	14,227	14,174	100,000	23,052	23,000	100,000	38,141	38,088	100,000
60	15	40,783	15,045	15,045	100,000	25,311	25,311	100,000	43,643	43,643	100,000
61	16	44,713	15,728	15,728	100,000	27,581	27,581	100,000	49,704	49,704	100,000
62	17	48,838	16,315	16,315	100,000	29,901	29,901	100,000	56,432	56,432	100,000
63	18	53,170	16,795	16,795	100,000	32,271	32,271	100,000	63,920	63,920	100,000
64	19	57,719	17,162	17,162	100,000	34,692	34,692	100,000	72,276	72,276	100,000
65	20	62,495	17,403	17,403	100,000	37,166	37,166	100,000	81,631	81,631	100,000
66	21	67,509	17,507	17,507	100,000	39,693	39,693	100,000	92,055	92,055	109,545
67	22	72,775	17,456	17,456	100,000	42,275	42,275	100,000	103,557	103,557	122,198
68	23	78,304	17,231	17,231	100,000	44,912	44,912	100,000	116,246	116,246	136,008
69	24	84,109	16,810	16,810	100,000	47,607	47,607	100,000	130,242	130,242	151,080
70	25	90,204	16,166	16,166	100,000	50,364	50,364	100,000	145,675	145,675	167,527
71	26	96,604	15,269	15,269	100,000	53,189	53,189	100,000	162,693	162,693	183,844
72	27	103,325	14,087	14,087	100,000	56,091	56,091	100,000	181,517	181,517	201,484
73	28	110,381	12,584	12,584	100,000	59,086	59,086	100,000	202,360	202,360	220,573
74	29	117,790	10,751	10,751	100,000	62,207	62,207	100,000	225,480	225,480	241,264
75	30	125,569	8,493	8,493	100,000	65,458	65,458	100,000	251,157	251,157	263,715
76	31	133,738	5,734	5,734	100,000	68,862	68,862	100,000	279,727	279,727	293,713
77	32	142,315	2,379	2,379	100,000	72,454	72,454	100,000	311,263	311,263	326,826
78	33	151,321	0	0	0	76,292	76,292	100,000	346,066	346,066	363,370
79	34	160,777	0	0	0	80,419	80,419	100,000	384,444	384,444	403,666
80	35	170,705	0	0	0	84,927	84,927	100,000	426,751	426,751	448,088
81	36	181,131	0	0	0	89,906	89,906	100,000	473,347	473,347	497,014
82	37	192,077	0	0	0	95,494	95,494	100,268	524,632	524,632	550,864
83	38	203,571	0	0	0	101,469	101,469	106,543	581,066	581,066	610,119
84	39	215,640	0	0	0	107,664	107,664	113,047	643,093	643,093	675,248
85	40	228,312	0	0	0	114,083	114,083	119,787	711,243	711,243	746,806
86	41	241,617	0	0	0	120,717	120,717	126,753	786,007	786,007	825,307
87	42	255,588	0	0	0	127,569	127,569	133,947	867,968	867,968	911,366
88	43	270,257	0	0	0	134,632	134,632	141,363	957,724	957,724	1,005,610
89	44	285,660	0	0	0	141,901	141,901	148,996	1,055,905	1,055,905	1,108,700
90	45	301,833	0	0	0	149,370	149,370	156,838	1,163,182	1,163,182	1,221,341
91	46	318,815	0	0	0	157,031	157,031	163,312	1,280,279	1,280,279	1,331,490
92	47	336,646	0	0	0	165,221	165,221	170,178	1,410,896	1,410,896	1,453,223
93	48	355,368	0	0	0	174,035	174,035	177,515	1,557,207	1,557,207	1,588,351
94	49	375,026	0	0	0	183,581	183,581	185,417	1,721,830	1,721,830	1,739,048
95	50	395,668	0	0	0	193,992	193,992	195,932	1,907,944	1,907,944	1,907,944

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere I
$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	942	470	100,000	1,019	547	100,000	1,097	625	100,000
47	2	3,875	2,143	1,671	100,000	2,366	1,894	100,000	2,599	2,127	100,000
48	3	5,958	3,300	2,828	100,000	3,746	3,274	100,000	4,231	3,759	100,000
49	4	8,146	4,412	3,940	100,000	5,161	4,688	100,000	6,005	5,533	100,000
50	5	10,443	5,477	5,004	100,000	6,607	6,135	100,000	7,933	7,461	100,000
51	6	12,856	6,494	6,022	100,000	8,087	7,615	100,000	10,033	9,560	100,000
52	7	15,388	7,458	7,039	100,000	9,597	9,177	100,000	12,316	11,896	100,000
53	8	18,048	8,365	7,998	100,000	11,132	10,765	100,000	14,799	14,432	100,000
54	9	20,840	9,211	8,896	100,000	12,691	12,376	100,000	17,501	17,186	100,000
55	10	23,772	9,988	9,726	100,000	14,269	14,006	100,000	20,441	20,179	100,000
56	11	26,851	10,729	10,519	100,000	15,899	15,689	100,000	23,684	23,474	100,000
57	12	30,083	11,393	11,235	100,000	17,544	17,386	100,000	27,221	27,064	100,000
58	13	33,478	11,976	11,871	100,000	19,202	19,097	100,000	31,089	30,984	100,000
59	14	37,041	12,474	12,421	100,000	20,871	20,818	100,000	35,326	35,273	100,000
60	15	40,783	12,878	12,878	100,000	22,545	22,545	100,000	39,974	39,974	100,000
61	16	44,713	13,180	13,180	100,000	24,219	24,219	100,000	45,085	45,085	100,000
62	17	48,838	13,370	13,370	100,000	25,888	25,888	100,000	50,716	50,716	100,000
63	18	53,170	13,432	13,432	100,000	27,541	27,541	100,000	56,936	56,936	100,000
64	19	57,719	13,350	13,350	100,000	29,168	29,168	100,000	63,826	63,826	100,000
65	20	62,495	13,104	13,104	100,000	30,757	30,757	100,000	71,483	71,483	100,000
66	21	67,509	12,677	12,677	100,000	32,297	32,297	100,000	80,029	80,029	100,000
67	22	72,775	12,050	12,050	100,000	33,783	33,783	100,000	89,563	89,563	105,684
68	23	78,304	11,204	11,204	100,000	35,203	35,203	100,000	100,014	100,014	117,016
69	24	84,109	10,117	10,117	100,000	36,550	36,550	100,000	111,455	111,455	129,288
70	25	90,204	8,758	8,758	100,000	37,809	37,809	100,000	123,980	123,980	142,577
71	26	96,604	7,082	7,082	100,000	38,959	38,959	100,000	137,689	137,689	155,588
72	27	103,325	4,974	4,974	100,000	39,933	39,933	100,000	152,738	152,738	169,539
73	28	110,381	2,468	2,468	100,000	40,766	40,766	100,000	169,303	169,303	184,540
74	29	117,790	0	0	0	41,375	41,375	100,000	187,550	187,550	200,678
75	30	125,569	0	0	0	41,711	41,711	100,000	207,691	207,691	218,076
76	31	133,738	0	0	0	41,724	41,724	100,000	229,984	229,984	241,483
77	32	142,315	0	0	0	41,359	41,359	100,000	254,402	254,402	267,122
78	33	151,321	0	0	0	40,548	40,548	100,000	281,135	281,135	295,192
79	34	160,777	0	0	0	39,210	39,210	100,000	310,389	310,389	325,909
80	35	170,705	0	0	0	37,229	37,229	100,000	342,383	342,383	359,503
81	36	181,131	0	0	0	34,440	34,440	100,000	377,349	377,349	396,217
82	37	192,077	0	0	0	30,612	30,612	100,000	415,528	415,528	436,305
83	38	203,571	0	0	0	25,421	25,421	100,000	457,173	457,173	480,031
84	39	215,640	0	0	0	18,415	18,415	100,000	502,542	502,542	527,669
85	40	228,312	0	0	0	8,993	8,993	100,000	551,912	551,912	579,507
86	41	241,617	0	0	0	0	0	0	605,577	605,577	635,856
87	42	255,588	0	0	0	0	0	0	663,856	663,856	697,048
88	43	270,257	0	0	0	0	0	0	727,082	727,082	763,436
89	44	285,660	0	0	0	0	0	0	795,621	795,621	835,402
90	45	301,833	0	0	0	0	0	0	869,849	869,849	913,341
91	46	318,815	0	0	0	0	0	0	950,151	950,151	988,157
92	47	336,646	0	0	0	0	0	0	1,039,408	1,039,408	1,070,590
93	48	355,368	0	0	0	0	0	0	1,139,081	1,139,081	1,161,862
94	49	375,026	0	0	0	0	0	0	1,250,948	1,250,948	1,263,458
95	50	395,668	0	0	0	0	0	0	1,377,208	1,377,208	1,377,208

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere I
$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	2,989	2,516	102,989	3,189	2,717	103,189	3,390	2,918	103,390
47	2	8,610	6,197	5,724	106,197	6,792	6,320	106,792	7,413	6,940	107,413
48	3	13,241	9,321	8,848	109,321	10,518	10,046	110,518	11,814	11,342	111,814
49	4	18,103	12,360	11,888	112,360	14,370	13,898	114,370	16,631	16,159	116,631
50	5	23,208	15,313	14,841	115,313	18,349	17,877	118,349	21,901	21,428	121,901
51	6	28,568	18,179	17,707	118,179	22,459	21,986	122,459	27,668	27,195	127,668
52	7	34,196	20,952	20,532	120,952	26,697	26,277	126,697	33,975	33,555	133,975
53	8	40,106	23,626	23,259	123,626	31,062	30,695	131,062	40,871	40,503	140,871
54	9	46,312	26,199	25,884	126,199	35,554	35,239	135,554	48,408	48,093	148,408
55	10	52,827	28,661	28,399	128,661	40,168	39,905	140,168	56,642	56,380	156,642
56	11	59,669	31,488	31,278	131,488	45,482	45,272	145,482	66,362	66,152	166,362
57	12	66,852	34,378	34,221	134,378	51,155	50,997	151,155	77,243	77,085	177,243
58	13	74,395	37,145	37,040	137,145	57,009	56,904	157,009	89,208	89,103	189,208
59	14	82,314	39,787	39,735	139,787	63,054	63,002	163,054	102,377	102,325	202,377
60	15	90,630	42,291	42,291	142,291	69,282	69,282	169,282	116,863	116,863	216,863
61	16	99,361	44,610	44,610	144,610	75,652	75,652	175,652	132,758	132,758	232,758
62	17	108,530	46,789	46,789	146,789	82,217	82,217	182,217	150,263	150,263	250,263
63	18	118,156	48,817	48,817	148,817	88,971	88,971	188,971	169,537	169,537	269,537
64	19	128,264	50,684	50,684	150,684	95,914	95,914	195,914	190,763	190,763	290,763
65	20	138,877	52,377	52,377	152,377	103,038	103,038	203,038	214,137	214,137	314,137
66	21	150,021	53,884	53,884	153,884	110,338	110,338	210,338	239,877	239,877	339,877
67	22	161,722	55,185	55,185	155,185	117,801	117,801	217,801	268,219	268,219	368,219
68	23	174,008	56,261	56,261	156,261	125,411	125,411	225,411	299,423	299,423	399,423
69	24	186,908	57,091	57,091	157,091	133,154	133,154	233,154	333,775	333,775	433,775
70	25	200,454	57,651	57,651	157,651	141,007	141,007	241,007	371,591	371,591	471,591
71	26	214,677	57,916	57,916	157,916	148,946	148,946	248,946	413,217	413,217	513,217
72	27	229,610	57,864	57,864	157,864	156,950	156,950	256,950	459,042	459,042	559,042
73	28	245,291	57,471	57,471	157,471	164,994	164,994	264,994	509,494	509,494	609,494
74	29	261,755	56,751	56,751	156,751	173,092	173,092	273,092	565,087	565,087	665,087
75	30	279,043	55,628	55,628	155,628	181,162	181,162	281,162	626,299	626,299	726,299
76	31	297,195	54,060	54,060	154,060	189,156	189,156	289,156	693,689	693,689	793,689
77	32	316,255	51,999	51,999	151,999	197,016	197,016	297,016	767,875	767,875	867,875
78	33	336,268	49,452	49,452	149,452	204,736	204,736	304,736	849,600	849,600	949,600
79	34	357,281	46,309	46,309	146,309	212,192	212,192	312,192	939,561	939,561	1,039,561
80	35	379,345	42,588	42,588	142,588	219,381	219,381	319,381	1,038,667	1,038,667	1,138,667
81	36	402,513	38,163	38,163	138,163	226,155	226,155	326,155	1,147,774	1,147,774	1,247,774
82	37	426,838	32,978	32,978	132,978	232,427	232,427	332,427	1,267,904	1,267,904	1,367,904
83	38	452,380	27,080	27,080	127,080	238,213	238,213	338,213	1,400,297	1,400,297	1,500,297
84	39	479,199	20,321	20,321	120,321	243,328	243,328	343,328	1,546,125	1,546,125	1,646,125
85	40	507,359	12,726	12,726	112,726	247,756	247,756	347,756	1,706,866	1,706,866	1,806,866
86	41	536,927	4,090	4,090	104,090	251,241	251,241	351,241	1,883,916	1,883,916	1,983,916
87	42	567,973	0	0	0	253,710	253,710	353,710	2,078,939	2,078,939	2,182,885
88	43	600,572	0	0	0	255,014	255,014	355,014	2,292,594	2,292,594	2,407,224
89	44	634,801	0	0	0	254,992	254,992	354,992	2,526,069	2,526,069	2,652,373
90	45	670,741	0	0	0	253,495	253,495	353,495	2,780,902	2,780,902	2,919,947
91	46	708,478	0	0	0	250,390	250,390	350,390	3,058,736	3,058,736	3,181,086
92	47	748,102	0	0	0	245,624	245,624	345,624	3,368,329	3,368,329	3,469,379
93	48	789,707	0	0	0	239,065	239,065	339,065	3,714,742	3,714,742	3,814,742
94	49	833,392	0	0	0	230,575	230,575	330,575	4,098,549	4,098,549	4,198,549
95	50	879,262	0	0	0	220,010	220,010	320,010	4,522,443	4,522,443	4,622,443

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere I
$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	2,965	2,493	102,965	3,164	2,692	103,164	3,364	2,892	103,364
47	2	8,610	6,149	5,677	106,149	6,742	6,270	106,742	7,359	6,887	107,359
48	3	13,241	9,250	8,778	109,250	10,441	9,969	110,441	11,730	11,258	111,730
49	4	18,103	12,268	11,795	112,268	14,266	13,793	114,266	16,513	16,041	116,513
50	5	23,208	15,198	14,726	115,198	18,216	17,743	118,216	21,745	21,273	121,745
51	6	28,568	18,042	17,570	118,042	22,295	21,823	122,295	27,471	26,999	127,471
52	7	34,196	20,793	20,374	120,793	26,501	26,082	126,501	33,734	33,314	133,734
53	8	40,106	23,447	23,080	123,447	30,834	30,467	130,834	40,579	40,212	140,579
54	9	46,312	25,999	25,684	125,999	35,291	34,976	135,291	48,061	47,746	148,061
55	10	52,827	28,441	28,179	128,441	39,870	39,607	139,870	56,235	55,973	156,235
56	11	59,669	30,848	30,638	130,848	44,650	44,441	144,650	65,251	65,042	165,251
57	12	66,852	33,133	32,976	133,133	49,551	49,393	149,551	75,100	74,943	175,100
58	13	74,395	35,294	35,189	135,294	54,570	54,465	154,570	85,860	85,755	185,860
59	14	82,314	37,326	37,274	137,326	59,707	59,654	159,707	97,617	97,564	197,617
60	15	90,630	39,219	39,219	139,219	64,953	64,953	164,953	110,459	110,459	210,459
61	16	99,361	40,964	40,964	140,964	70,302	70,302	170,302	124,484	124,484	224,484
62	17	108,530	42,549	42,549	142,549	75,743	75,743	175,743	139,799	139,799	239,799
63	18	118,156	43,961	43,961	143,961	81,264	81,264	181,264	156,516	156,516	256,516
64	19	128,264	45,181	45,181	145,181	86,845	86,845	186,845	174,756	174,756	274,756
65	20	138,877	46,191	46,191	146,191	92,466	92,466	192,466	194,650	194,650	294,650
66	21	150,021	46,975	46,975	146,975	98,109	98,109	198,109	216,345	216,345	316,345
67	22	161,722	47,519	47,519	147,519	103,759	103,759	203,759	240,008	240,008	340,008
68	23	174,008	47,811	47,811	147,811	109,395	109,395	209,395	265,819	265,819	365,819
69	24	186,908	47,835	47,835	147,835	114,998	114,998	214,998	293,976	293,976	393,976
70	25	200,454	47,573	47,573	147,573	120,544	120,544	220,544	324,693	324,693	424,693
71	26	214,677	46,992	46,992	146,992	125,990	125,990	225,990	358,192	358,192	458,192
72	27	229,610	45,996	45,996	145,996	131,227	131,227	231,227	394,647	394,647	494,647
73	28	245,291	44,654	44,654	144,654	136,311	136,311	236,311	434,423	434,423	534,423
74	29	261,755	42,848	42,848	142,848	141,108	141,108	241,108	477,729	477,729	577,729
75	30	279,043	40,528	40,528	140,528	145,544	145,544	245,544	524,860	524,860	624,860
76	31	297,195	37,662	37,662	137,662	149,562	149,562	249,562	576,161	576,161	676,161
77	32	316,255	34,219	34,219	134,219	153,105	153,105	253,105	632,016	632,016	732,016
78	33	336,268	30,178	30,178	130,178	156,119	156,119	256,119	692,854	692,854	792,854
79	34	357,281	25,523	25,523	125,523	158,554	158,554	258,554	759,154	759,154	859,154
80	35	379,345	20,222	20,222	120,222	160,342	160,342	260,342	831,426	831,426	931,426
81	36	402,513	14,214	14,214	114,214	161,383	161,383	261,383	910,202	910,202	1,010,202
82	37	426,838	7,421	7,421	107,421	161,550	161,550	261,550	996,046	996,046	1,096,046
83	38	452,380	118	118	100,118	160,685	160,685	260,685	1,089,553	1,089,553	1,189,553
84	39	479,199	0	0	0	158,611	158,611	258,611	1,191,364	1,191,364	1,291,364
85	40	507,359	0	0	0	155,165	155,165	255,165	1,302,209	1,302,209	1,402,209
86	41	536,927	0	0	0	150,205	150,205	250,205	1,422,921	1,422,921	1,522,921
87	42	567,973	0	0	0	143,612	143,612	243,612	1,554,445	1,554,445	1,654,445
88	43	600,572	0	0	0	135,271	135,271	235,271	1,697,837	1,697,837	1,797,837
89	44	634,801	0	0	0	125,094	125,094	225,094	1,854,287	1,854,287	1,954,287
90	45	670,741	0	0	0	112,968	112,968	212,968	2,025,078	2,025,078	2,126,332
91	46	708,478	0	0	0	98,754	98,754	198,754	2,210,341	2,210,341	2,310,341
92	47	748,102	0	0	0	82,280	82,280	182,280	2,414,032	2,414,032	2,514,032
93	48	789,707	0	0	0	63,312	63,312	163,312	2,636,592	2,636,592	2,736,592
94	49	833,392	0	0	0	41,529	41,529	141,529	2,879,719	2,879,719	2,979,719
95	50	879,262	0	0	0	16,255	16,255	116,255	3,144,930	3,144,930	3,244,930

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere I
$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	721	328	100,000	783	390	100,000	846	453	100,000
47	2	3,229	1,710	1,317	100,000	1,890	1,497	100,000	2,077	1,684	100,000
48	3	4,965	2,664	2,271	100,000	3,025	2,632	100,000	3,416	3,023	100,000
49	4	6,788	3,582	3,189	100,000	4,188	3,795	100,000	4,871	4,478	100,000
50	5	8,703	4,464	4,071	100,000	5,381	4,988	100,000	6,456	6,063	100,000
51	6	10,713	5,307	4,914	100,000	6,602	6,209	100,000	8,181	7,788	100,000
52	7	12,824	6,111	5,761	100,000	7,850	7,501	100,000	10,059	9,710	100,000
53	8	15,040	6,872	6,566	100,000	9,125	8,819	100,000	12,106	11,801	100,000
54	9	17,367	7,730	7,468	100,000	10,567	10,305	100,000	14,478	14,216	100,000
55	10	19,810	8,619	8,401	100,000	12,118	11,900	100,000	17,143	16,924	100,000
56	11	22,376	9,554	9,379	100,000	13,827	13,653	100,000	20,220	20,045	100,000
57	12	25,069	10,446	10,316	100,000	15,593	15,462	100,000	23,612	23,481	100,000
58	13	27,898	11,291	11,204	100,000	17,412	17,325	100,000	27,352	27,265	100,000
59	14	30,868	12,068	12,024	100,000	19,269	19,225	100,000	31,464	31,420	100,000
60	15	33,986	12,793	12,793	100,000	21,183	21,183	100,000	36,010	36,010	100,000
61	16	37,261	13,430	13,430	100,000	23,124	23,124	100,000	41,016	41,016	100,000
62	17	40,699	14,008	14,008	100,000	25,123	25,123	100,000	46,566	46,566	100,000
63	18	44,309	14,525	14,525	100,000	27,183	27,183	100,000	52,728	52,728	100,000
64	19	48,099	14,984	14,984	100,000	29,314	29,314	100,000	59,587	59,587	100,000
65	20	52,079	15,374	15,374	100,000	31,509	31,509	100,000	67,229	67,229	100,000
66	21	56,258	15,687	15,687	100,000	33,773	33,773	100,000	75,757	75,757	100,000
67	22	60,646	15,917	15,917	100,000	36,106	36,106	100,000	85,293	85,293	100,645
68	23	65,253	16,065	16,065	100,000	38,520	38,520	100,000	95,886	95,886	112,187
69	24	70,091	16,114	16,114	100,000	41,010	41,010	100,000	107,600	107,600	124,816
70	25	75,170	16,063	16,063	100,000	43,587	43,587	100,000	120,553	120,553	138,636
71	26	80,504	15,887	15,887	100,000	46,247	46,247	100,000	134,874	134,874	152,408
72	27	86,104	15,579	15,579	100,000	49,001	49,001	100,000	150,736	150,736	167,317
73	28	91,984	15,100	15,100	100,000	51,840	51,840	100,000	168,310	168,310	183,457
74	29	98,158	14,438	14,438	100,000	54,778	54,778	100,000	187,796	187,796	200,942
75	30	104,641	13,535	13,535	100,000	57,808	57,808	100,000	209,417	209,417	219,888
76	31	111,448	12,368	12,368	100,000	60,947	60,947	100,000	233,438	233,438	245,109
77	32	118,596	10,886	10,886	100,000	64,204	64,204	100,000	259,999	259,999	272,999
78	33	126,100	9,026	9,026	100,000	67,595	67,595	100,000	289,357	289,357	303,825
79	34	133,980	6,676	6,676	100,000	71,129	71,129	100,000	321,788	321,788	337,877
80	35	142,254	3,779	3,779	100,000	74,849	74,849	100,000	357,599	357,599	375,479
81	36	150,942	232	232	100,000	78,799	78,799	100,000	397,123	397,123	416,979
82	37	160,064	0	0	0	83,039	83,039	100,000	440,722	440,722	462,758
83	38	169,643	0	0	0	87,648	87,648	100,000	488,787	488,787	513,226
84	39	179,700	0	0	0	92,722	92,722	100,000	541,726	541,726	568,813
85	40	190,260	0	0	0	98,321	98,321	103,237	600,012	600,012	630,013
86	41	201,348	0	0	0	104,149	104,149	109,356	664,142	664,142	697,349
87	42	212,990	0	0	0	110,189	110,189	115,699	734,644	734,644	771,376
88	43	225,215	0	0	0	116,443	116,443	122,265	812,092	812,092	852,696
89	44	238,050	0	0	0	122,910	122,910	129,056	897,102	897,102	941,957
90	45	251,528	0	0	0	129,589	129,589	136,069	990,333	990,333	1,039,850
91	46	265,679	0	0	0	136,478	136,478	141,937	1,092,491	1,092,491	1,136,191
92	47	280,538	0	0	0	143,795	143,795	148,109	1,206,187	1,206,187	1,242,373
93	48	296,140	0	0	0	151,608	151,608	154,640	1,333,141	1,333,141	1,359,804
94	49	312,522	0	0	0	159,998	159,998	161,598	1,475,410	1,475,410	1,490,164
95	50	329,723	0	0	0	169,059	169,059	169,059	1,635,474	1,635,474	1,635,474

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere I
$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	697	304	100,000	759	366	100,000	821	428	100,000
47	2	3,229	1,663	1,270	100,000	1,839	1,446	100,000	2,024	1,631	100,000
48	3	4,965	2,594	2,201	100,000	2,947	2,555	100,000	3,331	2,938	100,000
49	4	6,788	3,489	3,096	100,000	4,083	3,690	100,000	4,752	4,360	100,000
50	5	8,703	4,348	3,955	100,000	5,246	4,853	100,000	6,299	5,906	100,000
51	6	10,713	5,169	4,776	100,000	6,436	6,043	100,000	7,982	7,589	100,000
52	7	12,824	5,950	5,601	100,000	7,652	7,303	100,000	9,814	9,465	100,000
53	8	15,040	6,689	6,384	100,000	8,893	8,587	100,000	11,809	11,504	100,000
54	9	17,367	7,382	7,120	100,000	10,154	9,892	100,000	13,980	13,719	100,000
55	10	19,810	8,028	7,810	100,000	11,438	11,220	100,000	16,348	16,130	100,000
56	11	22,376	8,655	8,481	100,000	12,775	12,601	100,000	18,966	18,791	100,000
57	12	25,069	9,235	9,104	100,000	14,137	14,006	100,000	21,829	21,698	100,000
58	13	27,898	9,767	9,680	100,000	15,526	15,439	100,000	24,968	24,881	100,000
59	14	30,868	10,255	10,211	100,000	16,946	16,903	100,000	28,417	28,373	100,000
60	15	33,986	10,697	10,697	100,000	18,399	18,399	100,000	32,211	32,211	100,000
61	16	37,261	11,086	11,086	100,000	19,880	19,880	100,000	36,387	36,387	100,000
62	17	40,699	11,415	11,415	100,000	21,384	21,384	100,000	40,985	40,985	100,000
63	18	44,309	11,670	11,670	100,000	22,901	22,901	100,000	46,049	46,049	100,000
64	19	48,099	11,834	11,834	100,000	24,419	24,419	100,000	51,630	51,630	100,000
65	20	52,079	11,891	11,891	100,000	25,925	25,925	100,000	57,788	57,788	100,000
66	21	56,258	11,832	11,832	100,000	27,416	27,416	100,000	64,603	64,603	100,000
67	22	60,646	11,650	11,650	100,000	28,887	28,887	100,000	72,168	72,168	100,000
68	23	65,253	11,343	11,343	100,000	30,341	30,341	100,000	80,592	80,592	100,000
69	24	70,091	10,908	10,908	100,000	31,779	31,779	100,000	89,983	89,983	104,381
70	25	75,170	10,336	10,336	100,000	33,199	33,199	100,000	100,313	100,313	115,360
71	26	80,504	9,603	9,603	100,000	34,587	34,587	100,000	111,652	111,652	126,167
72	27	86,104	8,674	8,674	100,000	35,923	35,923	100,000	124,125	124,125	137,778
73	28	91,984	7,497	7,497	100,000	37,177	37,177	100,000	137,851	137,851	150,257
74	29	98,158	6,011	6,011	100,000	38,313	38,313	100,000	152,968	152,968	163,676
75	30	104,641	4,147	4,147	100,000	39,293	39,293	100,000	169,637	169,637	178,119
76	31	111,448	1,836	1,836	100,000	40,083	40,083	100,000	188,047	188,047	197,450
77	32	118,596	0	0	0	40,649	40,649	100,000	208,250	208,250	218,662
78	33	126,100	0	0	0	40,953	40,953	100,000	230,409	230,409	241,929
79	34	133,980	0	0	0	40,955	40,955	100,000	254,703	254,703	267,438
80	35	142,254	0	0	0	40,593	40,593	100,000	281,325	281,325	295,392
81	36	150,942	0	0	0	39,778	39,778	100,000	310,478	310,478	326,002
82	37	160,064	0	0	0	38,384	38,384	100,000	342,375	342,375	359,494
83	38	169,643	0	0	0	36,238	36,238	100,000	377,241	377,241	396,103
84	39	179,700	0	0	0	33,110	33,110	100,000	415,306	415,306	436,072
85	40	190,260	0	0	0	28,705	28,705	100,000	456,820	456,820	479,661
86	41	201,348	0	0	0	22,631	22,631	100,000	502,042	502,042	527,144
87	42	212,990	0	0	0	14,359	14,359	100,000	551,248	551,248	578,810
88	43	225,215	0	0	0	3,143	3,143	100,000	604,725	604,725	634,961
89	44	238,050	0	0	0	0	0	0	662,774	662,774	695,913
90	45	251,528	0	0	0	0	0	0	725,701	725,701	761,986
91	46	265,679	0	0	0	0	0	0	793,819	793,819	825,571
92	47	280,538	0	0	0	0	0	0	869,271	869,271	895,349
93	48	296,140	0	0	0	0	0	0	953,246	953,246	972,311
94	49	312,522	0	0	0	0	0	0	1,047,209	1,047,209	1,057,681
95	50	329,723	0	0	0	0	0	0	1,153,014	1,153,014	1,153,014

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere I
$3,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,150	2,100	1,707	102,100	2,246	1,853	102,246	2,392	1,999	102,392
47	2	6,458	4,441	4,048	104,441	4,873	4,480	104,873	5,322	4,929	105,322
48	3	9,930	6,721	6,328	106,721	7,588	7,196	107,588	8,527	8,135	108,527
49	4	13,577	8,937	8,544	108,937	10,394	10,002	110,394	12,034	11,641	112,034
50	5	17,406	11,091	10,698	111,091	13,294	12,901	113,294	15,870	15,478	115,870
51	6	21,426	13,179	12,786	113,179	16,286	15,893	116,286	20,067	19,674	120,067
52	7	25,647	15,200	14,851	115,200	19,372	19,023	119,372	24,658	24,308	124,658
53	8	30,080	17,152	16,847	117,152	22,554	22,249	122,554	29,679	29,373	129,679
54	9	34,734	19,186	18,924	119,186	25,990	25,728	125,990	35,333	35,071	135,333
55	10	39,620	21,232	21,014	121,232	29,619	29,401	129,619	41,614	41,395	141,614
56	11	44,751	23,416	23,242	123,416	33,643	33,469	133,643	48,875	48,700	148,875
57	12	50,139	25,538	25,407	125,538	37,824	37,693	137,824	56,886	56,755	156,886
58	13	55,796	27,589	27,502	127,589	42,162	42,075	142,162	65,718	65,631	165,718
59	14	61,736	29,546	29,502	129,546	46,638	46,594	146,638	75,436	75,392	175,436
60	15	67,972	31,428	31,428	131,428	51,278	51,278	151,278	86,155	86,155	186,155
61	16	74,521	33,192	33,192	133,192	56,044	56,044	156,044	97,936	97,936	197,936
62	17	81,397	34,871	34,871	134,871	60,977	60,977	160,977	110,932	110,932	210,932
63	18	88,617	36,462	36,462	136,462	66,079	66,079	166,079	125,268	125,268	225,268
64	19	96,198	37,971	37,971	137,971	71,364	71,364	171,364	141,095	141,095	241,095
65	20	104,158	39,381	39,381	139,381	76,823	76,823	176,823	158,559	158,559	258,559
66	21	112,516	40,686	40,686	140,686	82,457	82,457	182,457	177,828	177,828	277,828
67	22	121,291	41,877	41,877	141,877	88,265	88,265	188,265	199,090	199,090	299,090
68	23	130,506	42,958	42,958	142,958	94,258	94,258	194,258	222,565	222,565	322,565
69	24	140,181	43,907	43,907	143,907	100,420	100,420	200,420	248,468	248,468	348,468
70	25	150,340	44,728	44,728	144,728	106,762	106,762	206,762	277,065	277,065	377,065
71	26	161,007	45,389	45,389	145,389	113,260	113,260	213,260	308,617	308,617	408,617
72	27	172,208	45,888	45,888	145,888	119,917	119,917	219,917	343,440	343,440	443,440
73	28	183,968	46,182	46,182	146,182	126,694	126,694	226,694	381,843	381,843	481,843
74	29	196,317	46,263	46,263	146,263	133,587	133,587	233,587	424,203	424,203	524,203
75	30	209,282	46,071	46,071	146,071	140,537	140,537	240,537	470,889	470,889	570,889
76	31	222,896	45,594	45,594	145,594	147,531	147,531	247,531	522,352	522,352	622,352
77	32	237,191	44,788	44,788	144,788	154,524	154,524	254,524	579,064	579,064	679,064
78	33	252,201	43,607	43,607	143,607	161,463	161,463	261,463	641,544	641,544	741,544
79	34	267,961	41,958	41,958	141,958	168,247	168,247	268,247	710,316	710,316	810,316
80	35	284,509	39,827	39,827	139,827	174,848	174,848	274,848	786,047	786,047	886,047
81	36	301,884	37,164	37,164	137,164	181,198	181,198	281,198	869,432	869,432	969,432
82	37	320,129	33,916	33,916	133,916	187,228	187,228	287,228	961,247	961,247	1,061,247
83	38	339,285	30,034	30,034	130,034	192,861	192,861	292,861	1,062,347	1,062,347	1,162,347
84	39	359,399	25,395	25,395	125,395	197,948	197,948	297,948	1,173,609	1,173,609	1,273,609
85	40	380,519	20,016	20,016	120,016	202,467	202,467	302,467	1,296,145	1,296,145	1,396,145
86	41	402,695	13,846	13,846	113,846	206,331	206,331	306,331	1,431,121	1,431,121	1,531,121
87	42	425,980	6,816	6,816	106,816	209,428	209,428	309,428	1,579,811	1,579,811	1,679,811
88	43	450,429	0	0	0	211,657	211,657	311,657	1,743,641	1,743,641	1,843,641
89	44	476,100	0	0	0	212,908	212,908	312,908	1,924,193	1,924,193	2,024,193
90	45	503,055	0	0	0	213,069	213,069	313,069	2,123,005	2,123,005	2,229,155
91	46	531,358	0	0	0	212,020	212,020	312,020	2,340,784	2,340,784	2,440,784
92	47	561,076	0	0	0	209,666	209,666	309,666	2,582,566	2,582,566	2,682,566
93	48	592,280	0	0	0	205,881	205,881	305,881	2,849,387	2,849,387	2,949,387
94	49	625,044	0	0	0	200,532	200,532	300,532	3,143,844	3,143,844	3,243,844
95	50	659,446	0	0	0	193,477	193,477	293,477	3,468,880	3,468,880	3,568,880

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administrative charge of $31.00 per month in Policy Year 1 and $6.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount during Policy Years 1-10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere I
$3,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	3,150	2,076	1,683	102,076	2,221	1,828	102,221	2,366	1,973	102,366
47	2	6,458	4,394	4,001	104,394	4,822	4,430	104,822	5,269	4,876	105,269
48	3	9,930	6,650	6,258	106,650	7,512	7,119	107,512	8,444	8,051	108,444
49	4	13,577	8,844	8,451	108,844	10,290	9,897	110,290	11,916	11,523	111,916
50	5	17,406	10,976	10,583	110,976	13,160	12,767	113,160	15,715	15,322	115,715
51	6	21,426	13,042	12,649	113,042	16,122	15,729	116,122	19,871	19,478	119,871
52	7	25,647	15,042	14,693	115,042	19,177	18,828	119,177	24,416	24,067	124,416
53	8	30,080	16,973	16,667	116,973	22,326	22,020	122,326	29,387	29,082	129,387
54	9	34,734	18,830	18,568	118,830	25,566	25,304	125,566	34,821	34,559	134,821
55	10	39,620	20,614	20,396	120,614	28,900	28,682	128,900	40,763	40,545	140,763
56	11	44,751	22,381	22,207	122,381	32,392	32,217	132,392	47,329	47,154	147,329
57	12	50,139	24,073	23,942	124,073	35,984	35,853	135,984	54,514	54,383	154,514
58	13	55,796	25,690	25,603	125,690	39,681	39,594	139,681	62,381	62,294	162,381
59	14	61,736	27,236	27,192	127,236	43,490	43,446	143,490	71,003	70,959	171,003
60	15	67,972	28,709	28,709	128,709	47,412	47,412	147,412	80,452	80,452	180,452
61	16	74,521	30,102	30,102	130,102	51,443	51,443	151,443	90,805	90,805	190,805
62	17	81,397	31,406	31,406	131,406	55,578	55,578	155,578	102,143	102,143	202,143
63	18	88,617	32,607	32,607	132,607	59,804	59,804	159,804	114,547	114,547	214,547
64	19	96,198	33,686	33,686	133,686	64,104	64,104	164,104	128,106	128,106	228,106
65	20	104,158	34,625	34,625	134,625	68,460	68,460	168,460	142,914	142,914	242,914
66	21	112,516	35,417	35,417	135,417	72,866	72,866	172,866	159,091	159,091	259,091
67	22	121,291	36,056	36,056	136,056	77,313	77,313	177,313	176,763	176,763	276,763
68	23	130,506	36,540	36,540	136,540	81,801	81,801	181,801	196,082	196,082	296,082
69	24	140,181	36,872	36,872	136,872	86,329	86,329	186,329	217,213	217,213	317,213
70	25	150,340	37,045	37,045	137,045	90,891	90,891	190,891	240,330	240,330	340,330
71	26	161,007	37,038	37,038	137,038	95,463	95,463	195,463	265,610	265,610	365,610
72	27	172,208	36,818	36,818	136,818	100,008	100,008	200,008	293,237	293,237	393,237
73	28	183,968	36,340	36,340	136,340	104,474	104,474	204,474	323,393	323,393	423,393
74	29	196,317	35,548	35,548	135,548	108,798	108,798	208,798	356,277	356,277	456,277
75	30	209,282	34,393	34,393	134,393	112,915	112,915	212,915	392,105	392,105	492,105
76	31	222,896	32,831	32,831	132,831	116,765	116,765	216,765	431,122	431,122	531,122
77	32	237,191	30,826	30,826	130,826	120,293	120,293	220,293	473,610	473,610	573,610
78	33	252,201	28,350	28,350	128,350	123,449	123,449	223,449	519,883	519,883	619,883
79	34	267,961	25,377	25,377	125,377	126,181	126,181	226,181	570,288	570,288	670,288
80	35	284,509	21,865	21,865	121,865	128,418	128,418	228,418	625,194	625,194	725,194
81	36	301,884	17,747	17,747	117,747	130,063	130,063	230,063	684,976	684,976	784,976
82	37	320,129	12,936	12,936	112,936	130,989	130,989	230,989	750,028	750,028	850,028
83	38	339,285	7,324	7,324	107,324	131,041	131,041	231,041	820,757	820,757	920,757
84	39	359,399	788	788	100,788	130,043	130,043	230,043	897,596	897,596	997,596
85	40	380,519	0	0	0	127,834	127,834	227,834	981,049	981,049	1,081,049
86	41	402,695	0	0	0	124,249	124,249	224,249	1,071,668	1,071,668	1,171,668
87	42	425,980	0	0	0	119,137	119,137	219,137	1,170,091	1,170,091	1,270,091
88	43	450,429	0	0	0	112,335	112,335	212,335	1,277,006	1,277,006	1,377,006
89	44	476,100	0	0	0	103,687	103,687	203,687	1,393,191	1,393,191	1,493,191
90	45	503,055	0	0	0	93,005	93,005	193,005	1,519,477	1,519,477	1,619,477
91	46	531,358	0	0	0	80,096	80,096	180,096	1,656,781	1,656,781	1,756,781
92	47	561,076	0	0	0	64,722	64,722	164,722	1,806,075	1,806,075	1,906,075
93	48	592,280	0	0	0	46,579	46,579	146,579	1,968,374	1,968,374	2,068,374
94	49	625,044	0	0	0	25,248	25,248	125,248	2,144,688	2,144,688	2,244,688
95	50	659,446	0	0	0	37	37	100,037	2,335,869	2,335,869	2,435,869

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administrative charge of $33.00 per month in Policy Year 1 and $8.00 thereafter, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount in all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere Provider
$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	1,386	841	100,000	1,478	933	100,000	1,570	1,025	100,000
47	2	3,875	2,691	2,151	100,000	2,960	2,420	100,000	3,240	2,700	100,000
48	3	5,958	3,913	3,383	100,000	4,443	3,913	100,000	5,018	4,488	100,000
49	4	8,146	5,070	4,545	100,000	5,944	5,419	100,000	6,931	6,406	100,000
50	5	10,443	6,174	5,659	100,000	7,476	6,961	100,000	9,007	8,492	100,000
51	6	12,856	7,260	6,750	100,000	9,076	8,566	100,000	11,301	10,791	100,000
52	7	15,388	8,296	7,796	100,000	10,713	10,213	100,000	13,800	13,300	100,000
53	8	18,048	9,280	8,888	100,000	12,388	11,996	100,000	16,527	16,135	100,000
54	9	20,840	10,210	9,970	100,000	14,102	13,862	100,000	19,506	19,266	100,000
55	10	23,772	11,141	10,998	100,000	15,912	15,769	100,000	22,823	22,680	100,000
56	11	26,851	12,199	12,199	100,000	17,982	17,982	100,000	26,725	26,725	100,000
57	12	30,083	13,183	13,183	100,000	20,099	20,099	100,000	31,013	31,013	100,000
58	13	33,478	14,069	14,069	100,000	22,247	22,247	100,000	35,720	35,720	100,000
59	14	37,041	14,862	14,862	100,000	24,430	24,430	100,000	40,905	40,905	100,000
60	15	40,783	15,545	15,545	100,000	26,643	26,643	100,000	46,625	46,625	100,000
61	16	44,713	16,126	16,126	100,000	28,895	28,895	100,000	53,225	53,225	100,000
62	17	48,838	16,604	16,604	100,000	31,194	31,194	100,000	60,601	60,601	100,000
63	18	53,170	16,968	16,968	100,000	33,538	33,538	100,000	68,865	68,865	100,000
64	19	57,719	17,208	17,208	100,000	35,928	35,928	100,000	78,152	78,152	100,000
65	20	62,495	17,314	17,314	100,000	38,366	38,366	100,000	88,582	88,582	106,299
66	21	67,509	17,270	17,270	100,000	40,852	40,852	100,000	100,170	100,170	119,203
67	22	72,775	17,058	17,058	100,000	43,387	43,387	100,000	113,017	113,017	133,359
68	23	78,304	16,655	16,655	100,000	45,970	45,970	100,000	127,253	127,253	148,886
69	24	84,109	16,036	16,036	100,000	48,605	48,605	100,000	143,028	143,028	165,913
70	25	90,204	15,172	15,172	100,000	51,551	51,551	100,000	160,505	160,505	184,581
71	26	96,604	14,027	14,027	100,000	54,593	54,593	100,000	179,865	179,865	203,247
72	27	103,325	12,565	12,565	100,000	57,748	57,748	100,000	201,380	201,380	223,532
73	28	110,381	10,741	10,741	100,000	61,035	61,035	100,000	225,318	225,318	245,597
74	29	117,790	8,544	8,544	100,000	64,497	64,497	100,000	252,002	252,002	269,642
75	30	125,569	5,867	5,867	100,000	68,149	68,149	100,000	281,782	281,782	295,871
76	31	133,738	2,619	2,619	100,000	72,028	72,028	100,000	315,086	315,086	330,840
77	32	142,315	0	0	0	76,185	76,185	100,000	352,022	352,022	369,623
78	33	151,321	0	0	0	80,702	80,702	100,000	392,977	392,977	412,626
79	34	160,777	0	0	0	85,653	85,653	100,000	438,350	438,350	460,267
80	35	170,705	0	0	0	91,166	91,166	100,000	488,603	488,603	513,033
81	36	181,131	0	0	0	97,366	97,366	102,234	546,916	546,916	574,261
82	37	192,077	0	0	0	103,910	103,910	109,105	611,723	611,723	642,310
83	38	203,571	0	0	0	110,737	110,737	116,274	683,734	683,734	717,920
84	39	215,640	0	0	0	117,846	117,846	123,738	763,654	763,654	801,837
85	40	228,312	0	0	0	125,246	125,246	131,508	852,319	852,319	894,935
86	41	241,617	0	0	0	132,930	132,930	139,576	950,536	950,536	998,063
87	42	255,588	0	0	0	140,901	140,901	147,946	1,059,257	1,059,257	1,112,220
88	43	270,257	0	0	0	149,155	149,155	156,613	1,179,476	1,179,476	1,238,450
89	44	285,660	0	0	0	157,689	157,689	165,573	1,312,258	1,312,258	1,377,871
90	45	301,833	0	0	0	166,496	166,496	174,821	1,458,755	1,458,755	1,531,693
91	46	318,815	0	0	0	175,573	175,573	182,596	1,620,216	1,620,216	1,685,025
92	47	336,646	0	0	0	185,322	185,322	190,881	1,801,975	1,801,975	1,856,034
93	48	355,368	0	0	0	195,861	195,861	199,778	2,007,437	2,007,437	2,047,586
94	49	375,026	0	0	0	207,331	207,331	209,405	2,240,739	2,240,739	2,263,146
95	50	395,668	0	0	0	219,898	219,898	219,898	2,506,919	2,506,919	2,506,919
96	51	417,341	0	0	0	233,542	233,542	233,542	2,809,539	2,809,539	2,809,539
97	52	440,098	0	0	0	247,927	247,927	247,927	3,148,470	3,148,470	3,148,470
98	53	463,993	0	0	0	263,092	263,092	263,092	3,528,070	3,528,070	3,528,070
99	54	489,083	0	0	0	279,081	279,081	279,081	3,953,218	3,953,218	3,953,218
100	55	515,427	0	0	0	295,939	295,939	295,939	4,429,380	4,429,380	4,429,380

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $0.06 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during Policy Years 1 – 10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere Provider
$1,800 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,890	1,155	610	100,000	1,239	694	100,000	1,324	779	100,000
47	2	3,875	2,268	1,728	100,000	2,509	1,969	100,000	2,760	2,220	100,000
48	3	5,958	3,339	2,809	100,000	3,808	3,278	100,000	4,319	3,789	100,000
49	4	8,146	4,366	3,841	100,000	5,138	4,613	100,000	6,012	5,487	100,000
50	5	10,443	5,347	4,832	100,000	6,497	5,982	100,000	7,852	7,337	100,000
51	6	12,856	6,281	5,771	100,000	7,884	7,374	100,000	9,853	9,343	100,000
52	7	15,388	7,163	6,663	100,000	9,297	8,797	100,000	12,027	11,527	100,000
53	8	18,048	7,988	7,596	100,000	10,729	10,337	100,000	14,388	13,996	100,000
54	9	20,840	8,752	8,512	100,000	12,181	11,941	100,000	16,955	16,715	100,000
55	10	23,772	9,539	9,396	100,000	13,738	13,595	100,000	19,840	19,697	100,000
56	11	26,851	10,253	10,253	100,000	15,309	15,309	100,000	22,982	22,982	100,000
57	12	30,083	10,889	10,889	100,000	16,890	16,890	100,000	26,406	26,406	100,000
58	13	33,478	11,445	11,445	100,000	18,481	18,481	100,000	30,147	30,147	100,000
59	14	37,041	11,916	11,916	100,000	20,078	20,078	100,000	34,243	34,243	100,000
60	15	40,783	12,292	12,292	100,000	21,676	21,676	100,000	38,732	38,732	100,000
61	16	44,713	12,566	12,566	100,000	23,269	23,269	100,000	43,663	43,663	100,000
62	17	48,838	12,726	12,726	100,000	24,850	24,850	100,000	49,093	49,093	100,000
63	18	53,170	12,758	12,758	100,000	26,409	26,409	100,000	55,084	55,084	100,000
64	19	57,719	12,644	12,644	100,000	27,934	27,934	100,000	61,715	61,715	100,000
65	20	62,495	12,366	12,366	100,000	29,412	29,412	100,000	69,078	69,078	100,000
66	21	67,509	11,903	11,903	100,000	30,833	30,833	100,000	77,287	77,287	100,000
67	22	72,775	11,240	11,240	100,000	32,186	32,186	100,000	86,474	86,474	102,040
68	23	78,304	10,355	10,355	100,000	33,462	33,462	100,000	96,592	96,592	113,013
69	24	84,109	9,226	9,226	100,000	34,648	34,648	100,000	107,669	107,669	124,896
70	25	90,204	7,822	7,822	100,000	35,729	35,729	100,000	119,794	119,794	137,763
71	26	96,604	6,098	6,098	100,000	36,681	36,681	100,000	133,066	133,066	150,364
72	27	103,325	3,936	3,936	100,000	37,430	37,430	100,000	147,635	147,635	163,875
73	28	110,381	1,372	1,372	100,000	38,009	38,009	100,000	163,672	163,672	178,402
74	29	117,790	0	0	0	38,328	38,328	100,000	181,337	181,337	194,031
75	30	125,569	0	0	0	38,326	38,326	100,000	200,836	200,836	210,878
76	31	133,738	0	0	0	37,948	37,948	100,000	222,418	222,418	233,539
77	32	142,315	0	0	0	37,123	37,123	100,000	246,057	246,057	258,360
78	33	151,321	0	0	0	35,768	35,768	100,000	271,937	271,937	285,534
79	34	160,777	0	0	0	33,784	33,784	100,000	300,258	300,258	315,271
80	35	170,705	0	0	0	31,029	31,029	100,000	331,232	331,232	347,793
81	36	181,131	0	0	0	27,305	27,305	100,000	365,082	365,082	383,336
82	37	192,077	0	0	0	22,332	22,332	100,000	402,044	402,044	422,146
83	38	203,571	0	0	0	15,720	15,720	100,000	442,361	442,361	464,479
84	39	215,640	0	0	0	6,926	6,926	100,000	486,283	486,283	510,597
85	40	228,312	0	0	0	0		0	534,079	534,079	560,783
86	41	241,617	0	0	0	0		0	586,034	586,034	615,336
87	42	255,588	0	0	0	0		0	642,455	642,455	674,577
88	43	270,257	0	0	0	0		0	703,666	703,666	738,849
89	44	285,660	0	0	0	0		0	770,020	770,020	808,521
90	45	301,833	0	0	0	0		0	841,883	841,883	883,977
91	46	318,815	0	0	0	0		0	919,626	919,626	956,411
92	47	336,646	0	0	0	0		0	1,006,038	1,006,038	1,036,220
93	48	355,368	0	0	0	0		0	1,102,534	1,102,534	1,124,585
94	49	375,026	0	0	0	0		0	1,210,835	1,210,835	1,222,943
95	50	395,668	0	0	0	0		0	1,333,069	1,333,069	1,333,069
96	51	417,341	0	0	0	0		0	1,470,453	1,470,453	1,470,453
97	52	440,098	0	0	0	0		0	1,621,814	1,621,814	1,621,814
98	53	463,993	0	0	0	0		0	1,788,573	1,788,573	1,788,573
99	54	489,083	0	0	0	0		0	1,972,298	1,972,298	1,972,298
100	55	515,427	0	0	0	0		0	2,174,714	2,174,714	2,174,714

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $.075 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere Provider
$5,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	5,250	4,371	3,826	104,371	4,644	4,099	104,644	4,917	4,372	104,917
47	2	10,763	8,607	8,067	108,607	9,422	8,882	109,422	10,270	9,730	110,270
48	3	16,551	12,705	12,175	112,705	14,335	13,805	114,335	16,099	15,569	116,099
49	4	22,628	16,682	16,157	116,682	19,404	18,879	119,404	22,467	21,942	122,467
50	5	29,010	20,551	20,036	120,551	24,646	24,131	124,646	29,440	28,925	129,440
51	6	35,710	24,352	23,842	124,352	30,108	29,598	130,108	37,121	36,611	137,121
52	7	42,746	28,048	27,548	128,048	35,759	35,259	135,759	45,541	45,041	145,541
53	8	50,133	31,638	31,246	131,638	41,606	41,214	141,606	54,773	54,381	154,773
54	9	57,889	35,122	34,882	135,122	47,654	47,414	147,654	64,897	64,657	164,897
55	10	66,034	38,549	38,406	138,549	54,232	54,089	154,232	76,435	76,292	176,435
56	11	74,586	42,258	42,258	142,258	61,589	61,589	161,589	89,863	89,863	189,863
57	12	83,565	45,849	45,849	145,849	69,265	69,265	169,265	104,743	104,743	204,743
58	13	92,993	49,293	49,293	149,293	77,246	77,246	177,246	121,212	121,212	221,212
59	14	102,893	52,857	52,857	152,857	85,549	85,549	185,549	139,452	139,452	239,452
60	15	113,287	56,273	56,273	156,273	94,173	94,173	194,173	159,644	159,644	259,644
61	16	124,202	59,545	59,545	159,545	103,138	103,138	203,138	182,016	182,016	282,016
62	17	135,662	62,676	62,676	162,676	112,462	112,462	212,462	206,817	206,817	306,817
63	18	147,695	65,649	65,649	165,649	122,150	122,150	222,150	234,310	234,310	334,310
64	19	160,330	68,454	68,454	168,454	132,206	132,206	232,206	264,787	264,787	364,787
65	20	173,596	71,075	71,075	171,075	142,638	142,638	242,638	298,575	298,575	398,575
66	21	187,526	73,499	73,499	173,499	153,447	153,447	253,447	336,035	336,035	436,035
67	22	202,152	75,704	75,704	175,704	164,632	164,632	264,632	377,565	377,565	477,565
68	23	217,510	77,666	77,666	177,666	176,187	176,187	276,187	423,604	423,604	523,604
69	24	233,635	79,364	79,364	179,364	188,108	188,108	288,108	474,642	474,642	574,642
70	25	250,567	80,769	80,769	180,769	200,384	200,384	300,384	533,863	533,863	633,863
71	26	268,346	81,853	81,853	181,853	213,004	213,004	313,004	599,856	599,856	699,856
72	27	287,013	82,590	82,590	182,590	225,958	225,958	325,958	673,403	673,403	773,403
73	28	306,614	82,953	82,953	182,953	239,233	239,233	339,233	755,379	755,379	855,379
74	29	327,194	82,956	82,956	182,956	252,859	252,859	352,859	846,809	846,809	946,809
75	30	348,804	82,515	82,515	182,515	266,768	266,768	366,768	948,735	948,735	1,048,735
76	31	371,494	81,583	81,583	181,583	280,922	280,922	380,922	1,062,363	1,062,363	1,162,363
77	32	395,319	80,107	80,107	180,107	295,277	295,277	395,277	1,189,038	1,189,038	1,289,038
78	33	420,335	78,093	78,093	178,093	309,846	309,846	409,846	1,330,327	1,330,327	1,430,327
79	34	446,602	75,418	75,418	175,418	324,513	324,513	424,513	1,487,851	1,487,851	1,587,851
80	35	474,182	72,100	72,100	172,100	339,296	339,296	439,296	1,663,572	1,663,572	1,763,572
81	36	503,141	68,004	68,004	168,004	354,058	354,058	454,058	1,859,524	1,859,524	1,959,524
82	37	533,548	63,063	63,063	163,063	368,725	368,725	468,725	2,078,032	2,078,032	2,181,933
83	38	565,475	57,328	57,328	157,328	383,339	383,339	483,339	2,320,955	2,320,955	2,437,003
84	39	598,999	50,637	50,637	150,637	397,724	397,724	497,724	2,590,387	2,590,387	2,719,906
85	40	634,199	42,800	42,800	142,800	411,888	411,888	511,888	2,889,088	2,889,088	3,033,543
86	41	671,159	33,855	33,855	133,855	425,584	425,584	525,584	3,219,703	3,219,703	3,380,688
87	42	709,967	23,790	23,790	123,790	438,760	438,760	538,760	3,585,362	3,585,362	3,764,630
88	43	750,715	12,516	12,516	112,516	451,285	451,285	551,285	3,989,314	3,989,314	4,188,780
89	44	793,501	800	800	100,800	463,017	463,017	563,017	4,435,024	4,435,024	4,656,775
90	45	838,426	0	0	0	473,827	473,827	573,827	4,926,228	4,926,228	5,172,539
91	46	885,597	0	0	0	483,605	483,605	583,605	5,466,967	5,466,967	5,685,645
92	47	935,127	0	0	0	492,324	492,324	592,324	6,075,036	6,075,036	6,257,287
93	48	987,133	0	0	0	499,880	499,880	599,880	6,761,655	6,761,655	6,896,888
94	49	1,041,740	0	0	0	508,679	508,679	608,679	7,540,430	7,540,430	7,640,430
95	50	1,099,077	0	0	0	516,261	516,261	616,261	8,421,936	8,421,936	8,521,936
96	51	1,159,281	0	0	0	522,505	522,505	622,505	9,407,370	9,407,370	9,507,370
97	52	1,222,495	0	0	0	527,282	527,282	627,282	10,509,152	10,509,152	10,609,152
98	53	1,288,870	0	0	0	530,458	530,458	630,458	11,741,194	11,741,194	11,841,194
99	54	1,358,563	0	0	0	531,888	531,888	631,888	13,119,075	13,119,075	13,219,075
100	55	1,431,741	0	0	0	531,422	531,422	631,422	14,660,246	14,660,246	14,760,246

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $0.06 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during Policy Years 1 – 10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Male Issue Age 45

Non-smoker

Premiere Provider
$5,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	5,250	4,108	3,563	104,108	4,371	3,826	104,371	4,632	4,087	104,632
47	2	10,763	8,121	7,581	108,121	8,901	8,361	108,901	9,708	9,168	109,708
48	3	16,551	12,038	11,508	112,038	13,596	13,066	113,596	15,270	14,740	115,270
49	4	22,628	15,859	15,334	115,859	18,459	17,934	118,459	21,365	20,840	121,365
50	5	29,010	19,581	19,066	119,581	23,494	22,979	123,494	28,044	27,529	128,044
51	6	35,710	23,204	22,694	123,204	28,706	28,196	128,706	35,363	34,853	135,363
52	7	42,746	26,722	26,222	126,722	34,094	33,594	134,094	43,379	42,879	143,379
53	8	50,133	30,129	29,737	130,129	39,661	39,269	139,661	52,157	51,765	152,157
54	9	57,889	33,424	33,184	133,424	45,407	45,167	145,407	61,769	61,529	161,769
55	10	66,034	36,688	36,545	136,688	51,423	51,280	151,423	72,384	72,241	172,384
56	11	74,586	39,825	39,825	139,825	57,621	57,621	157,621	84,002	84,002	184,002
57	12	83,565	42,828	42,828	142,828	64,000	64,000	164,000	96,717	96,717	196,717
58	13	92,993	45,696	45,696	145,696	70,565	70,565	170,565	110,635	110,635	210,635
59	14	102,893	48,424	48,424	148,424	77,314	77,314	177,314	125,871	125,871	225,871
60	15	113,287	51,002	51,002	151,002	84,244	84,244	184,244	142,545	142,545	242,545
61	16	124,202	53,421	53,421	153,421	91,350	91,350	191,350	160,794	160,794	260,794
62	17	135,662	55,671	55,671	155,671	98,626	98,626	198,626	180,762	180,762	280,762
63	18	147,695	57,735	57,735	157,735	106,061	106,061	206,061	202,604	202,604	302,604
64	19	160,330	59,598	59,598	159,598	113,640	113,640	213,640	226,491	226,491	326,491
65	20	173,596	61,239	61,239	161,239	121,347	121,347	221,347	252,606	252,606	352,606
66	21	187,526	62,645	62,645	162,645	129,167	129,167	229,167	281,156	281,156	381,156
67	22	202,152	63,801	63,801	163,801	137,089	137,089	237,089	312,371	312,371	412,371
68	23	217,510	64,694	64,694	164,694	145,096	145,096	245,096	346,501	346,501	446,501
69	24	233,635	65,309	65,309	165,309	153,174	153,174	253,174	383,825	383,825	483,825
70	25	250,567	65,629	65,629	165,629	161,301	161,301	261,301	424,642	424,642	524,642
71	26	268,346	65,620	65,620	165,620	169,443	169,443	269,443	469,268	469,268	569,268
72	27	287,013	65,186	65,186	165,186	177,492	177,492	277,492	517,981	517,981	617,981
73	28	306,614	64,396	64,396	164,396	185,510	185,510	285,510	571,264	571,264	671,264
74	29	327,194	63,133	63,133	163,133	193,368	193,368	293,368	629,450	629,450	729,450
75	30	348,804	61,344	61,344	161,344	200,997	200,997	300,997	692,974	692,974	792,974
76	31	371,494	59,000	59,000	159,000	208,346	208,346	308,346	762,337	762,337	862,337
77	32	395,319	56,070	56,070	156,070	215,364	215,364	315,364	838,092	838,092	938,092
78	33	420,335	52,531	52,531	152,531	222,002	222,002	322,002	920,854	920,854	1,020,854
79	34	446,602	48,368	48,368	148,368	228,217	228,217	328,217	1,011,308	1,011,308	1,111,308
80	35	474,182	43,548	43,548	143,548	233,948	233,948	333,948	1,110,191	1,110,191	1,210,191
81	36	503,141	38,011	38,011	138,011	239,100	239,100	339,100	1,218,287	1,218,287	1,318,287
82	37	533,548	31,679	31,679	131,679	243,553	243,553	343,553	1,336,433	1,336,433	1,436,433
83	38	565,475	24,447	24,447	124,447	247,158	247,158	347,158	1,465,528	1,465,528	1,565,528
84	39	598,999	16,200	16,200	116,200	249,744	249,744	349,744	1,606,548	1,606,548	1,706,548
85	40	634,199	6,846	6,846	106,846	251,154	251,154	351,154	1,760,590	1,760,590	1,860,590
86	41	671,159	0	0	0	251,257	251,257	351,257	1,928,894	1,928,894	2,028,894
87	42	709,967	0	0	0	249,941	249,941	349,941	2,112,601	2,112,601	2,218,231
88	43	750,715	0	0	0	247,098	247,098	347,098	2,311,815	2,311,815	2,427,405
89	44	793,501	0	0	0	242,651	242,651	342,651	2,527,504	2,527,504	2,653,880
90	45	838,426	0	0	0	236,495	236,495	336,495	2,760,797	2,760,797	2,898,837
91	46	885,597	0	0	0	228,501	228,501	328,501	3,012,836	3,012,836	3,133,349
92	47	935,127	0	0	0	218,506	218,506	318,506	3,292,657	3,292,657	3,392,657
93	48	987,133	0	0	0	206,286	206,286	306,286	3,604,713	3,604,713	3,704,713
94	49	1,041,740	0	0	0	191,532	191,532	291,532	3,947,291	3,947,291	4,047,291
95	50	1,099,077	0	0	0	173,577	173,577	273,577	4,322,072	4,322,072	4,422,072
96	51	1,159,281	0	0	0	151,165	151,165	251,165	4,731,177	4,731,177	4,831,177
97	52	1,222,495	0	0	0	121,879	121,879	221,879	5,175,805	5,175,805	5,275,805
98	53	1,288,870	0	0	0	80,840	80,840	180,840	5,654,841	5,654,841	5,754,841
99	54	1,358,563	0	0	0	18,056	18,056	118,056	6,162,008	6,162,008	6,262,008
100	55	1,431,741	0	0	0	0	0	0	6,688,819	6,688,819	6,788,819

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $.075 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere Provider
$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	1,112	627	100,000	1,188	703	100,000	1,263	778	100,000
47	2	3,229	2,161	1,681	100,000	2,380	1,900	100,000	2,609	2,129	100,000
48	3	4,965	3,154	2,679	100,000	3,585	3,110	100,000	4,051	3,576	100,000
49	4	6,788	4,090	3,620	100,000	4,799	4,329	100,000	5,600	5,130	100,000
50	5	8,703	4,970	4,510	100,000	6,025	5,565	100,000	7,266	6,806	100,000
51	6	10,713	5,831	5,376	100,000	7,300	6,845	100,000	9,101	8,646	100,000
52	7	12,824	6,643	6,193	100,000	8,596	8,146	100,000	11,091	10,641	100,000
53	8	15,040	7,404	7,048	100,000	9,911	9,555	100,000	13,252	12,896	100,000
54	9	17,367	8,113	7,893	100,000	11,245	11,025	100,000	15,600	15,380	100,000
55	10	19,810	8,839	8,710	100,000	12,671	12,542	100,000	18,231	18,102	100,000
56	11	22,376	9,711	9,711	100,000	14,348	14,348	100,000	21,369	21,369	100,000
57	12	25,069	10,539	10,539	100,000	16,077	16,077	100,000	24,828	24,828	100,000
58	13	27,898	11,316	11,316	100,000	17,855	17,855	100,000	28,640	28,640	100,000
59	14	30,868	12,021	12,021	100,000	19,664	19,664	100,000	32,831	32,831	100,000
60	15	33,986	12,671	12,671	100,000	21,526	21,526	100,000	37,464	37,464	100,000
61	16	37,261	13,189	13,189	100,000	23,372	23,372	100,000	42,540	42,540	100,000
62	17	40,699	13,641	13,641	100,000	25,266	25,266	100,000	48,169	48,169	100,000
63	18	44,309	14,024	14,024	100,000	27,209	27,209	100,000	54,694	54,694	100,000
64	19	48,099	14,341	14,341	100,000	29,211	29,211	100,000	62,001	62,001	100,000
65	20	52,079	14,578	14,578	100,000	31,265	31,265	100,000	70,193	70,193	100,000
66	21	56,258	14,897	14,897	100,000	33,511	33,511	100,000	79,448	79,448	100,000
67	22	60,646	15,136	15,136	100,000	35,827	35,827	100,000	89,832	89,832	106,002
68	23	65,253	15,296	15,296	100,000	38,223	38,223	100,000	101,386	101,386	118,622
69	24	70,091	15,360	15,360	100,000	40,696	40,696	100,000	114,227	114,227	132,504
70	25	75,170	15,329	15,329	100,000	43,257	43,257	100,000	128,501	128,501	147,776
71	26	80,504	15,089	15,089	100,000	45,843	45,843	100,000	144,340	144,340	163,105
72	27	86,104	14,714	14,714	100,000	48,515	48,515	100,000	161,971	161,971	179,788
73	28	91,984	14,164	14,164	100,000	51,523	51,523	100,000	181,601	181,601	197,945
74	29	98,158	13,424	13,424	100,000	54,655	54,655	100,000	203,475	203,475	217,718
75	30	104,641	12,436	12,436	100,000	57,909	57,909	100,000	227,864	227,864	239,258
76	31	111,448	11,175	11,175	100,000	61,304	61,304	100,000	255,093	255,093	267,848
77	32	118,596	9,588	9,588	100,000	64,858	64,858	100,000	285,353	285,353	299,621
78	33	126,100	7,612	7,612	100,000	68,591	68,591	100,000	318,968	318,968	334,916
79	34	133,980	5,128	5,128	100,000	72,522	72,522	100,000	356,287	356,287	374,101
80	35	142,254	2,079	2,079	100,000	76,704	76,704	100,000	397,704	397,704	417,589
81	36	150,942	0	0	0	81,197	81,197	100,000	443,646	443,646	465,828
82	37	160,064	0	0	0	86,078	86,078	100,000	494,580	494,580	519,309
83	38	169,643	0	0	0	91,452	91,452	100,000	553,757	553,757	581,445
84	39	179,700	0	0	0	97,428	97,428	102,299	619,604	619,604	650,584
85	40	190,260	0	0	0	103,732	103,732	108,918	692,844	692,844	727,486
86	41	201,348	0	0	0	110,309	110,309	115,824	774,254	774,254	812,967
87	42	212,990	0	0	0	117,163	117,163	123,021	864,678	864,678	907,912
88	43	225,215	0	0	0	124,299	124,299	130,514	965,040	965,040	1,013,292
89	44	238,050	0	0	0	131,719	131,719	138,305	1,076,345	1,076,345	1,130,162
90	45	251,528	0	0	0	139,425	139,425	146,397	1,199,689	1,199,689	1,259,674
91	46	265,679	0	0	0	147,420	147,420	153,317	1,336,260	1,336,260	1,389,710
92	47	280,538	0	0	0	155,944	155,944	160,622	1,489,653	1,489,653	1,534,343
93	48	296,140	0	0	0	165,078	165,078	168,380	1,662,475	1,662,475	1,695,725
94	49	312,522	0	0	0	174,918	174,918	176,667	1,857,854	1,857,854	1,876,433
95	50	329,723	0	0	0	185,577	185,577	185,577	2,079,562	2,079,562	2,079,562
96	51	347,784	0	0	0	197,057	197,057	197,057	2,330,584	2,330,584	2,330,584
97	52	366,748	0	0	0	209,160	209,160	209,160	2,611,726	2,611,726	2,611,726
98	53	386,661	0	0	0	221,920	221,920	221,920	2,926,602	2,926,602	2,926,602
99	54	407,569	0	0	0	235,374	235,374	235,374	3,279,261	3,279,261	3,279,261
100	55	429,522	0	0	0	249,557	249,557	249,557	3,674,235	3,674,235	3,674,235

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $0.06 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during Policy Years 1 – 10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere Provider
$1,500 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 1
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	1,575	910	425	100,000	978	493	100,000	1,047	562	100,000
47	2	3,229	1,786	1,306	100,000	1,980	1,500	100,000	2,183	1,703	100,000
48	3	4,965	2,630	2,155	100,000	3,007	2,532	100,000	3,416	2,941	100,000
49	4	6,788	3,440	2,970	100,000	4,057	3,587	100,000	4,756	4,286	100,000
50	5	8,703	4,214	3,754	100,000	5,131	4,671	100,000	6,212	5,752	100,000
51	6	10,713	4,951	4,496	100,000	6,227	5,772	100,000	7,795	7,340	100,000
52	7	12,824	5,650	5,200	100,000	7,345	6,895	100,000	9,516	9,066	100,000
53	8	15,040	6,307	5,951	100,000	8,483	8,127	100,000	11,389	11,033	100,000
54	9	17,367	6,918	6,698	100,000	9,636	9,416	100,000	13,423	13,203	100,000
55	10	19,810	7,572	7,443	100,000	10,899	10,770	100,000	15,734	15,605	100,000
56	11	22,376	8,179	8,179	100,000	12,182	12,182	100,000	18,257	18,257	100,000
57	12	25,069	8,738	8,738	100,000	13,488	13,488	100,000	21,014	21,014	100,000
58	13	27,898	9,250	9,250	100,000	14,817	14,817	100,000	24,034	24,034	100,000
59	14	30,868	9,716	9,716	100,000	16,174	16,174	100,000	27,351	27,351	100,000
60	15	33,986	10,137	10,137	100,000	17,559	17,559	100,000	30,998	30,998	100,000
61	16	37,261	10,505	10,505	100,000	18,969	18,969	100,000	35,009	35,009	100,000
62	17	40,699	10,812	10,812	100,000	20,398	20,398	100,000	39,424	39,424	100,000
63	18	44,309	11,046	11,046	100,000	21,836	21,836	100,000	44,283	44,283	100,000
64	19	48,099	11,188	11,188	100,000	23,269	23,269	100,000	49,634	49,634	100,000
65	20	52,079	11,222	11,222	100,000	24,685	24,685	100,000	55,533	55,533	100,000
66	21	56,258	11,140	11,140	100,000	26,078	26,078	100,000	62,056	62,056	100,000
67	22	60,646	10,934	10,934	100,000	27,444	27,444	100,000	69,289	69,289	100,000
68	23	65,253	10,601	10,601	100,000	28,784	28,784	100,000	77,339	77,339	100,000
69	24	70,091	10,139	10,139	100,000	30,099	30,099	100,000	86,327	86,327	100,139
70	25	75,170	9,539	9,539	100,000	31,386	31,386	100,000	96,268	96,268	110,709
71	26	80,504	8,776	8,776	100,000	32,628	32,628	100,000	107,181	107,181	121,114
72	27	86,104	7,816	7,816	100,000	33,805	33,805	100,000	119,184	119,184	132,294
73	28	91,984	6,605	6,605	100,000	34,883	34,883	100,000	132,393	132,393	144,309
74	29	98,158	5,081	5,081	100,000	35,822	35,822	100,000	146,942	146,942	157,228
75	30	104,641	3,176	3,176	100,000	36,582	36,582	100,000	162,983	162,983	171,132
76	31	111,448	818	818	100,000	37,122	37,122	100,000	180,701	180,701	189,736
77	32	118,596	0	0	0	37,400	37,400	100,000	200,143	200,143	210,150
78	33	126,100	0	0	0	37,375	37,375	100,000	221,468	221,468	232,541
79	34	133,980	0	0	0	36,995	36,995	100,000	244,848	244,848	257,091
80	35	142,254	0	0	0	36,187	36,187	100,000	270,468	270,468	283,992
81	36	150,942	0	0	0	34,846	34,846	100,000	298,524	298,524	313,450
82	37	160,064	0	0	0	32,824	32,824	100,000	329,221	329,221	345,683
83	38	169,643	0	0	0	29,920	29,920	100,000	362,775	362,775	380,914
84	39	179,700	0	0	0	25,857	25,857	100,000	399,409	399,409	419,379
85	40	190,260	0	0	0	20,292	20,292	100,000	439,361	439,361	461,329
86	41	201,348	0	0	0	12,752	12,752	100,000	482,882	482,882	507,026
87	42	212,990	0	0	0	2,610	2,610	100,000	530,238	530,238	556,750
88	43	225,215	0	0	0	0	0	0	581,704	581,704	610,789
89	44	238,050	0	0	0	0	0	0	637,570	637,570	669,449
90	45	251,528	0	0	0	0	0	0	698,132	698,132	733,038
91	46	265,679	0	0	0	0	0	0	763,689	763,689	794,236
92	47	280,538	0	0	0	0	0	0	836,304	836,304	861,393
93	48	296,140	0	0	0	0	0	0	917,121	917,121	935,463
94	49	312,522	0	0	0	0	0	0	1,007,551	1,007,551	1,017,626
95	50	329,723	0	0	0	0	0	0	1,109,376	1,109,376	1,109,376
96	51	347,784	0	0	0	0	0	0	1,223,691	1,223,691	1,223,691
97	52	366,748	0	0	0	0	0	0	1,349,637	1,349,637	1,349,637
98	53	386,661	0	0	0	0	0	0	1,488,395	1,488,395	1,488,395
99	54	407,569	0	0	0	0	0	0	1,641,271	1,641,271	1,641,271
100	55	429,522	0	0	0	0	0	0	1,809,699	1,809,699	1,809,699

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $.075 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere Provider
$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING CURRENT COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	3,445	2,960	103,445	3,661	3,176	103,661	3,878	3,393	103,878
47	2	8,610	6,784	6,304	106,784	7,430	6,950	107,430	8,102	7,622	108,102
48	3	13,241	10,025	9,550	110,025	11,315	10,840	111,315	12,710	12,235	112,710
49	4	18,103	13,165	12,695	113,165	15,318	14,848	115,318	17,742	17,272	117,742
50	5	23,208	16,207	15,747	116,207	19,445	18,985	119,445	23,237	22,777	123,237
51	6	28,568	19,191	18,736	119,191	23,740	23,285	123,740	29,284	28,829	129,284
52	7	34,196	22,083	21,633	122,083	28,175	27,725	128,175	35,904	35,454	135,904
53	8	40,106	24,883	24,527	124,883	32,753	32,397	132,753	43,153	42,797	143,153
54	9	46,312	27,588	27,368	127,588	37,477	37,257	137,477	51,089	50,869	151,089
55	10	52,827	30,269	30,140	130,269	42,424	42,295	142,424	60,156	60,027	160,156
56	11	59,669	33,221	33,221	133,221	47,995	47,995	147,995	70,762	70,762	170,762
57	12	66,852	36,097	36,097	136,097	54,064	54,064	154,064	82,535	82,535	182,535
58	13	74,395	38,892	38,892	138,892	60,410	60,410	160,410	95,601	95,601	195,601
59	14	82,314	41,579	41,579	141,579	67,019	67,019	167,019	110,079	110,079	210,079
60	15	90,630	44,179	44,179	144,179	73,928	73,928	173,928	126,153	126,153	226,153
61	16	99,361	46,600	46,600	146,600	81,056	81,056	181,056	143,905	143,905	243,905
62	17	108,530	48,922	48,922	148,922	88,494	88,494	188,494	163,611	163,611	263,611
63	18	118,156	51,394	51,394	151,394	96,253	96,253	196,253	185,485	185,485	285,485
64	19	128,264	53,776	53,776	153,776	104,355	104,355	204,355	209,782	209,782	309,782
65	20	138,877	56,050	56,050	156,050	112,799	112,799	212,799	236,759	236,759	336,759
66	21	150,021	58,407	58,407	158,407	121,802	121,802	221,802	266,928	266,928	366,928
67	22	161,722	60,654	60,654	160,654	131,195	131,195	231,195	300,446	300,446	400,446
68	23	174,008	62,796	62,796	162,796	141,002	141,002	241,002	337,702	337,702	437,702
69	24	186,908	64,810	64,810	164,810	151,222	151,222	251,222	379,100	379,100	479,100
70	25	200,454	66,698	66,698	166,698	161,881	161,881	261,881	425,114	425,114	525,114
71	26	214,677	68,328	68,328	168,328	172,863	172,863	272,863	476,131	476,131	576,131
72	27	229,610	69,790	69,790	169,790	184,277	184,277	284,277	535,469	535,469	635,469
73	28	245,291	71,040	71,040	171,040	196,101	196,101	296,101	601,709	601,709	701,709
74	29	261,755	72,068	72,068	172,068	208,344	208,344	308,344	675,668	675,668	775,668
75	30	279,043	72,813	72,813	172,813	220,968	220,968	320,968	758,205	758,205	858,205
76	31	297,195	73,260	73,260	173,260	233,973	233,973	333,973	850,332	850,332	950,332
77	32	316,255	73,365	73,365	173,365	247,335	247,335	347,335	953,150	953,150	1,053,150
78	33	336,268	73,078	73,078	173,078	261,018	261,018	361,018	1,067,887	1,067,887	1,167,887
79	34	357,281	72,306	72,306	172,306	274,940	274,940	374,940	1,195,870	1,195,870	1,295,870
80	35	379,345	71,030	71,030	171,030	289,094	289,094	389,094	1,338,666	1,338,666	1,438,666
81	36	402,513	69,194	69,194	169,194	303,432	303,432	403,432	1,497,990	1,497,990	1,597,990
82	37	426,838	66,749	66,749	166,749	317,907	317,907	417,907	1,675,767	1,675,767	1,775,767
83	38	452,380	63,639	63,639	163,639	332,467	332,467	432,467	1,874,151	1,874,151	1,974,151
84	39	479,199	59,740	59,740	159,740	346,985	346,985	446,985	2,095,435	2,095,435	2,200,207
85	40	507,359	55,065	55,065	155,065	361,466	361,466	461,466	2,341,618	2,341,618	2,458,699
86	41	536,927	49,313	49,313	149,313	375,847	375,847	475,847	2,615,113	2,615,113	2,745,869
87	42	567,973	42,694	42,694	142,694	390,046	390,046	490,046	2,918,705	2,918,705	3,064,641
88	43	600,572	35,156	35,156	135,156	403,987	403,987	503,987	3,255,438	3,255,438	3,418,210
89	44	634,801	26,648	26,648	126,648	417,595	417,595	517,595	3,628,624	3,628,624	3,810,055
90	45	670,741	17,119	17,119	117,119	430,787	430,787	530,787	4,041,854	4,041,854	4,243,946
91	46	708,478	6,519	6,519	106,519	443,477	443,477	543,477	4,499,011	4,499,011	4,678,972
92	47	748,102	0	0	0	455,603	455,603	555,603	5,012,074	5,012,074	5,162,436
93	48	752,302	0	0	0	467,075	467,075	567,075	5,589,635	5,589,635	5,701,427
94	49	756,502	0	0	0	477,798	477,798	577,798	6,242,004	6,242,004	6,342,004
95	50	760,702	0	0	0	487,673	487,673	587,673	6,974,445	6,974,445	7,074,445
96	51	764,902	0	0	0	496,593	496,593	596,593	7,793,227	7,793,227	7,893,227
97	52	769,102	0	0	0	506,955	506,955	606,955	8,708,649	8,708,649	8,808,649
98	53	773,302	0	0	0	516,316	516,316	616,316	9,732,245	9,732,245	9,832,245
99	54	777,502	0	0	0	524,557	524,557	624,557	10,876,932	10,876,932	10,976,932
100	55	781,702	0	0	0	531,550	531,550	631,550	12,157,180	12,157,180	12,257,180

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Current values reflect applicable premium expense charges, current cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $0.06 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during Policy Years 1 – 10; and in Policy Years 11+ is equal to 0.021% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.25% of such amount.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Illustration of Policy Values
Protective Life Insurance Company
Female Issue Age 45

Non-smoker

Premiere Provider
$4,000 ANNUAL PLANNED PREMIUM
$100,000 FACE AMOUNT
DEATH BENEFIT OPTION 2
USING GUARANTEED COST OF INSURANCE RATES

		Premium Accumulated at 5% Interest Per Year	0% Hypothetical Gross Investment Return			6% Hypothetical Gross Investment Return			12% Hypothetical Gross Investment Return
	End of Policy Year
Age			Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit	Policy Value	Surrender Value	Death Benefit
46	1	4,200	3,216	2,731	103,216	3,424	2,939	103,424	3,632	3,147	103,632
47	2	8,610	6,356	5,876	106,356	6,971	6,491	106,971	7,612	7,132	107,612
48	3	13,241	9,421	8,946	109,421	10,647	10,172	110,647	11,974	11,499	111,974
49	4	18,103	12,409	11,939	112,409	14,454	13,984	114,454	16,755	16,285	116,755
50	5	23,208	15,322	14,862	115,322	18,395	17,935	118,395	21,996	21,536	121,996
51	6	28,568	18,156	17,701	118,156	22,474	22,019	122,474	27,740	27,285	127,740
52	7	34,196	20,910	20,460	120,910	26,694	26,244	126,694	34,035	33,585	134,035
53	8	40,106	23,582	23,226	123,582	31,056	30,700	131,056	40,934	40,578	140,934
54	9	46,312	26,167	25,947	126,167	35,560	35,340	135,560	48,491	48,271	148,491
55	10	52,827	28,756	28,627	128,756	40,304	40,175	140,304	56,867	56,738	156,867
56	11	59,669	31,256	31,256	131,256	45,203	45,203	145,203	66,049	66,049	166,049
57	12	66,852	33,668	33,668	133,668	50,262	50,262	150,262	76,117	76,117	176,117
58	13	74,395	35,992	35,992	135,992	55,488	55,488	155,488	87,160	87,160	187,160
59	14	82,314	38,232	38,232	138,232	60,889	60,889	160,889	99,280	99,280	199,280
60	15	90,630	40,388	40,388	140,388	66,471	66,471	166,471	112,583	112,583	212,583
61	16	99,361	42,452	42,452	142,452	72,232	72,232	172,232	127,182	127,182	227,182
62	17	108,530	44,416	44,416	144,416	78,171	78,171	178,171	143,198	143,198	243,198
63	18	118,156	46,267	46,267	146,267	84,278	84,278	184,278	160,758	160,758	260,758
64	19	128,264	47,983	47,983	147,983	90,538	90,538	190,538	179,995	179,995	279,995
65	20	138,877	49,549	49,549	149,549	96,937	96,937	196,937	201,061	201,061	301,061
66	21	150,021	50,957	50,957	150,957	103,472	103,472	203,472	224,132	224,132	324,132
67	22	161,722	52,201	52,201	152,201	110,138	110,138	210,138	249,399	249,399	349,399
68	23	174,008	53,280	53,280	153,280	116,939	116,939	216,939	277,085	277,085	377,085
69	24	186,908	54,197	54,197	154,197	123,877	123,877	223,877	307,435	307,435	407,435
70	25	200,454	54,944	54,944	154,944	130,952	130,952	230,952	340,709	340,709	440,709
71	26	214,677	55,501	55,501	155,501	138,141	138,141	238,141	377,179	377,179	477,179
72	27	229,610	55,836	55,836	155,836	145,416	145,416	245,416	417,133	417,133	517,133
73	28	245,291	55,902	55,902	155,902	152,726	152,726	252,726	460,872	460,872	560,872
74	29	261,755	55,647	55,647	155,647	160,014	160,014	260,014	508,720	508,720	608,720
75	30	279,043	55,019	55,019	155,019	167,222	167,222	267,222	561,034	561,034	661,034
76	31	297,195	53,974	53,974	153,974	174,292	174,292	274,292	618,215	618,215	718,215
77	32	316,255	52,477	52,477	152,477	181,176	181,176	281,176	680,714	680,714	780,714
78	33	336,268	50,502	50,502	150,502	187,832	187,832	287,832	749,035	749,035	849,035
79	34	357,281	48,020	48,020	148,020	194,210	194,210	294,210	823,731	823,731	923,731
80	35	379,345	44,990	44,990	144,990	200,248	200,248	300,248	905,398	905,398	1,005,398
81	36	402,513	41,347	41,347	141,347	205,854	205,854	305,854	994,665	994,665	1,094,665
82	37	426,838	37,004	37,004	137,004	210,909	210,909	310,909	1,092,202	1,092,202	1,192,202
83	38	452,380	31,850	31,850	131,850	215,265	215,265	315,265	1,198,720	1,198,720	1,298,720
84	39	479,199	25,765	25,765	125,765	218,752	218,752	318,752	1,314,989	1,314,989	1,414,989
85	40	507,359	18,653	18,653	118,653	221,218	221,218	321,218	1,441,883	1,441,883	1,541,883
86	41	536,927	10,421	10,421	110,421	222,506	222,506	322,506	1,580,364	1,580,364	1,680,364
87	42	567,973	998	998	100,998	222,473	222,473	322,473	1,731,517	1,731,517	1,831,517
88	43	600,572	0	0	0	220,964	220,964	320,964	1,896,527	1,896,527	1,996,527
89	44	634,801	0	0	0	217,833	217,833	317,833	2,076,612	2,076,612	2,180,443
90	45	670,741	0	0	0	212,902	212,902	312,902	2,271,875	2,271,875	2,385,469
91	46	708,478	0	0	0	205,986	205,986	305,986	2,482,964	2,482,964	2,582,964
92	47	748,102	0	0	0	196,859	196,859	296,859	2,716,488	2,716,488	2,816,488
93	48	752,302	0	0	0	185,227	185,227	285,227	2,972,386	2,972,386	3,072,386
94	49	756,502	0	0	0	170,682	170,682	270,682	3,251,822	3,251,822	3,351,822
95	50	760,702	0	0	0	152,544	152,544	252,544	3,556,616	3,556,616	3,656,616
96	51	764,902	0	0	0	129,561	129,561	229,561	3,888,215	3,888,215	3,988,215
97	52	769,102	0	0	0	99,287	99,287	199,287	4,247,036	4,247,036	4,347,036
98	53	773,302	0	0	0	56,853	56,853	156,853	4,631,145	4,631,145	4,731,145
99	54	777,502	0	0	0	0	0	0	5,033,380	5,033,380	5,133,380
100	55	781,702	0	0	0	0	0	0	5,444,333	5,444,333	5,544,333

Note: The "0" means that the Policy will lapse unless additional premiums are paid.
The illustration above is based on the following assumptions:
(1)	Assumes that no Policy loans have been made.
(2)	Guaranteed values reflect applicable premium expense charges, guaranteed cost of insurance rates, a monthly administration fee of $8.00 per month in all Policy Years, a monthly administrative charge for Initial Face Amount of $.075 per $1,000 of Initial Face Amount in Policy Years 1 – 9, and a monthly mortality and expense risk charge equal to 0.075% multiplied by the Variable Account Value, which is equivalent to an annual rate of 0.90% of such amount, during all Policy Years.
(3)	Net investment returns are calculated as the hypothetical gross investment returns less all charges and deductions shown in the prospectus.
(4)	Assumes that the planned premium is paid at the beginning of each Policy Year. Values would be different if the premiums are paid with a different frequency or in different amounts.

          THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, PREVAILING RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND POLICY VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

OTHER POLICY BENEFITS AND PROVISIONS

Limits on Rights to Contest the Policy

        Incontestability.    Protective Life will not contest the Policy, or any supplemental rider, after the Policy or rider has been in force during the Insured's lifetime for two years from the Policy Effective Date or the effective date of the rider, unless fraud is involved. Any increase in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

        Suicide Exclusion.    If the Insured dies by suicide, while sane or insane, within two years after the Policy Effective Date, the Death Benefit will be limited to the premium payments made before death, less any Policy Debt and any withdrawals. If the Insured dies by suicide within two years after an increase in Face Amount, the Death Benefit with respect to the increase will be limited to the sum of the monthly cost of insurance charges made for that increase.

Changes in the Policy or Benefits

        Misstatement of Age or Sex.    If the Insured's age or sex has been misstated in the application for the Policy or in any application for supplemental riders, the Death Benefit under the Policy or such supplemental riders is the amount which would have been provided by the most recent cost of insurance charge, and the cost of such supplemental riders, at the correct age and sex.

        Other Changes.    At any time Protective Life may make such changes in the Policy as are necessary to assure compliance with any applicable laws, regulations or rulings issued by a government agency. This includes, but is not limited to, changes necessary to comply at all times with the definition of life insurance prescribed by the Internal Revenue Code. Any such changes will apply uniformly to all affected Policies and Owners will receive notification of such changes.

Suspension or Delay in Payments

        Protective Life will ordinarily pay any Death Benefit proceeds, Policy loans, withdrawals, or surrenders within seven calendar days after receipt at the Home Office of all the documents required for such a payment. Other than the Death Benefit, which is determined as of the date of death, the amount will be determined as of the date of receipt of all required documents. However, Protective Life may delay making a payment or processing a transfer request if (1) the New York Stock Exchange is closed for other than a regular holiday or weekend, trading on the Exchange is restricted by the SEC, or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practicable; or (2) the SEC by order permits postponement of payment to protect Owners. (See also "Payments from the Fixed Account".)

        If mandated under applicable law, Protective may be required to block your account and thereby refuse any request for transfer, surrender, loan or death proceeds unless we receive instructions from the appropriate regulator.

Reports to Policy Owners

        At least once each year you will be sent a report at your last known address showing, as of the end of the current report period: the Death Benefit; Policy Value; Fixed Account Value; Variable Account Value; Loan Account Value; Sub-Account Values; premiums paid since the last report; withdrawals since the last report; any Policy loans and accrued interest; Surrender Value; current Net Premium allocations; charges deducted since the last report; and any other information required by law. You will also be sent an annual and a semi-annual report for each Fund underlying a Sub-Account to which you have allocated Policy Value, including a list of the securities held in each Fund, as required by the Investment Company

Act of 1940. In addition, when you pay premiums or request any other financial transaction under your Policy you will receive a written confirmation of these transactions.

Assignment

        The Policy may be assigned in accordance with its terms. In order for any assignment to be binding upon Protective Life, it must be in writing and filed at the Home Office. Once Protective Life has received a signed copy of the assignment, the Owner's rights and the interest of any beneficiary (or any other person) will be subject to the assignment. Protective Life assumes no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Policy Debt. An assignment may result in certain amounts being subject to income tax and a 10% penalty tax. (See "Tax Considerations".)

Arbitration

        The Policy provides that any controversy, dispute or claim by any Owner(s), Insured, or beneficiary (a "claimant") arising out of insurance provided under the Policy will be submitted to binding arbitration pursuant to the Federal Arbitration Act. Arbitration will be binding upon any claimant as well as Protective Life and may not be set aside in later litigation except upon the limited circumstances set forth in the Federal Arbitration Act. Arbitration expenses will be borne by the losing party or in such proportion as the arbitrator(s) shall decide. Consult the Policy for additional information. This provision does not apply to Policies issued in certain states.

Supplemental Riders and Endorsements

        The following supplemental riders and endorsements may be available to be added to your Policy, subject to product and state availability. Monthly charges, if applicable, will be deducted from your Policy Value as part of the monthly deduction. (See "Monthly Deduction".) The supplemental riders available with the Policies do not vary with the investment experience of the Variable Account.

        Children's Term Life Insurance Rider.    Provides a death benefit payable on the death of a covered child. More than one child can be covered. There is no cash value for this benefit.

        Accidental Death Benefit Rider.    Provides an additional death benefit payable if the Insured's death results from certain accidental causes. There is no cash value for this benefit.

        Disability Benefit Rider.    Provides for the crediting of a specific Premium Payment to a Policy on each Monthly Anniversary during the total disability of the Insured. After the Insured has been totally disabled (as defined in the rider) for six months, Protective Life will credit premiums to the Policy equal to the disability benefit amount shown in the Policy multiplied by the number of Monthly Anniversary Days that have occurred since the onset of total disability. Monthly Anniversary Days that occur more than one calendar year prior to the date that we receive a claim under a rider are not included for the purpose of this calculation. Subsequent to the time that the Insured has been totally disabled for six months, we will credit a premium equal to the disability benefit amount on each Monthly Anniversary Day. The Owner may change the disability benefit amount by written notice received by Protective Life at the Home Office at any time before the Insured becomes totally disabled. Increases are subject to evidence of insurability.

        Guaranteed Insurability Rider.    Provides the right to increase the Face Amount of your Policy under two options. The Option exercise date depends on the rider selected: Variable Option or Survivor's Choice. Under the Variable Option you can increase the Face Amount at designated future points in time (selected at issue) without evidence of insurability. Under the Survivor's Choice Option, you specify (at issue) a designated life (other than the Insured). When the designated person dies, the Owner has the option to increase the Face Amount without evidence of insurability. (See "Changing the Face Amount".)

        Protected Insurability Benefit Rider.    Provides the right to increase the Face Amount of your Policy at designated option dates at age 25, 28, 31, 34, 37 and 40 without evidence of insurability.

        Flexible Coverage Rider (FCR).    Provides an additional death benefit payable on the death of the covered Insured of a Premiere Provider Policy without increasing the Policy's Face Amount. The FCR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). An FCR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). The Policy's lapse protection does not apply to the FCR. There is no cash or loan value for this benefit.

        Term Rider for Covered Insured (CIR).    Provides an additional death benefit payable on the death of the covered Insured of a Premiere I Policy without increasing the Policy's Face Amount. The CIR may be purchased at the time the Policy is issued (or later, subject to availability and additional underwriting). A CIR may be canceled separately from the Policy (i.e., it can be canceled without causing the Policy to be canceled or to lapse). There is no cash or loan value for this benefit. The CIR may also be purchased with a Premiere I or Premiere Provider Policy to provide a death benefit payable on the death of an insured, other than the Insured under the Policy. The rider is generally available only on the spouse or children of the Insured.

        Additional rules and limits apply to these supplemental riders. Not all such benefits may be available at any time, and supplemental riders in addition to those listed above may be made available. Please ask your Protective Life agent for further information, or contact the Home Office.

        Terminal Illness Accelerated Death Benefit Endorsement.    Provides an accelerated death benefit for terminal illness in Policies issued on or after January 3, 2000. The endorsement provides for an accelerated death benefit payment to the Owner if the Insured has a qualifying terminal illness and all of the terms and conditions of the endorsement are met. The accelerated death benefit will be based on a portion of the current Face Amount and will be subject to a maximum accelerated death benefit. There is no cost or charge for the endorsement. However, a lien equal to the accelerated death benefit payment will be established against the policy and will accumulate interest. When an accelerated death benefit is paid, an amount equal to the benefit payment is transferred out of the Sub-Accounts and the Fixed Account to a lien account within the Loan Account established for the Policy. Like the Fixed Account, this lien account is part of Protective Life's general account and amounts therein earn interest as credited by Protective Life from time to time. The collateral for the lien is transferred from each Sub-Account and from the Fixed Account in the same proportion that the value in each Sub-Account and the Fixed Account bear to the total unloaned Policy Value or the date the accelerated death benefit is paid. On each Policy Anniversary, an amount of Policy Value equal to any interest due on the lien will be transferred to the lien account. Such interest is transferred from each Sub-Account and the Fixed Account in the same proportion that each Sub-Account Value and the Fixed Account Value bears to the total unloaned Policy Value on such Policy Anniversary. The primary impact of the lien and any accumulated interest will be a reduction of the amount of the death benefit by the amount of the lien plus accumulated interest. The lien will also reduce the amount available for loans and withdrawals. This endorsement is not available in all states. Consult your registered representative and review the endorsement for complete limitations, terms and conditions.

        Cash Value Accumulation Test Endorsement.    Provides an alternative death benefit based on the cash value accumulation test for the Policy under the Internal Revenue Code. The endorsement may impact the amount of premium payments that may be made and alters the calculation of the Death Benefit from the guideline premium compliance test applicable without the endorsement.

        Policy Loan Endorsement.    Provides for carryover loans on policies transferred to the Company under Section 1035 of the Internal Revenue Code.

Reinsurance

        The Company may reinsure a portion of the risks assumed under the Policies.

USES OF THE POLICY

        Life insurance, including variable life insurance, can be used to provide for many individual and business needs, in addition to providing a death benefit. Possible applications of a variable life insurance policy, such as this Policy include: (1) serving as vehicle for accumulating funds for a college education, (2) estate planning, (3) serving as an investment vehicle on various types of deferred compensation arrangements, (4) buy-sell arrangements, (5) split dollar arrangements, and (6) a supplement to other retirement plans.

        As with any investment, using this Policy under these or other applications entails certain risks including market risks and the possible loss of principal paid as premiums. For example, if investment performance of Sub-Accounts to which Policy Value is allocated is poorer than expected or if sufficient premiums are not paid, the Policy may lapse or may not accumulate Cash Value or Surrender Value sufficient to adequately fund the application for which the Policy was purchased. Similarly, certain transactions under a Policy entail risks in connection with the application for which the Policy is purchased. Withdrawals, Policy loans and interest paid on Policy loans may significantly affect current and future Policy Value, Cash Value, Surrender Value or Death Benefit Proceeds. If, for example, a Policy loan is taken but not repaid prior to the death of the Insured, the Policy Debt is subtracted from the Death Benefit in computing the Death Benefit Proceeds to be paid to a beneficiary.

        Prior to utilizing this Policy or the above applications you should consider whether the anticipated duration of the Policy is appropriate for the application for which you intend to purchase it.

        In addition, you need to consider the tax implications of using the Policy with these applications. The tax implications of using this Policy with these applications can be complex and generally are not addressed in the discussion of "Tax Considerations" below. Loans and withdrawals will affect the Policy Value and Death Benefit. There may be penalties and taxes if the Policy is surrendered, lapses, matures or if a withdrawal is made. Because of these risks, you need to carefully consider how you use this Policy. This Policy may not be suitable for all persons, under any of these applications.

TAX CONSIDERATIONS

Introduction

        The following discussion of the federal income tax treatment of the Policy is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Policy is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

        This discussion does not address state or local tax consequences, or federal estate and gift tax consequences, associated with the purchase of the Policy. In addition, PROTECTIVE LIFE MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT — FEDERAL, STATE OR LOCAL — OF ANY POLICY OR OF ANY TRANSACTION INVOLVING A POLICY.

Tax Status of Protective Life

        Protective Life is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of Protective Life, the Variable

Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, Protective Life is not taxed on investment income and realized capital gains of the Variable Account, although Protective Life's federal taxes are increased in respect of the Policies because of the federal tax law's treatment of deferred acquisition costs. Currently, a charge for federal income taxes is not deducted from the Sub-Accounts or the Policy's Cash Value. However, under Premiere I Protective Life does deduct a charge from each premium payment in all Policy Years to compensate us for the federal tax treatment of deferred acquisition costs. Protective Life reserves the right in the future to make a charge against the Variable Account or the Cash Values of a Policy for any federal, state, or local income taxes that we incur and determine to be properly attributable to the Variable Account or the Policy. Protective Life will promptly notify the Owner of any such charge.

Taxation of Life Insurance Policies

        Tax Status of the Policy.    Section 7702 of the Code establishes a statutory definition of life insurance for federal tax purposes. Protective Life believes that the Policy will meet the current statutory definition of life insurance, which places limitations on the amount of premiums that may be paid and/or the Policy Values that can accumulate relative to the Death Benefit. As a result, the Death Benefit payable under the Policy will generally be excludable from the Beneficiary's gross income, and interest and other income credited under the Policy will not be taxable unless certain withdrawals are made (or are deemed to be made) from the Policy prior to the Insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) Protective Life, rather than the Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes.

        Diversification Requirements.    The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the Policy will not be treated as a life insurance contract for federal income tax purposes and the Owner would generally be taxable currently on the income on the contract (as defined in the tax law). Protective Life expects that the Variable Account, through the Funds, will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

        Ownership Treatment.    In certain circumstances, variable life insurance contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

        The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Policy has the choice of more investment options to which to allocate premium payments and Variable Account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Policy Owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, Protective Life does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Protective Life therefore reserves the right to modify the Policy as necessary to attempt to prevent Owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

        The remainder of this discussion assumes that the Policy will be treated as a life insurance contract for federal tax purposes.

        Tax Treatment of Life Insurance Death Benefit Proceeds.    In general, the amount of the Death Benefit Proceeds payable from a Policy by reason of the death of the Insured is excludable from gross income under Section 101 of the Code. Certain transfers of the Policy for valuable consideration, however, may result in a portion of the Death Benefit Proceeds being taxable.

        If the Death Benefit Proceeds are not received in a lump sum and are, instead, applied under either settlement Options 1, 2, or 4, generally payments will be prorated between amounts attributable to the Death Benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the Insured's death) which will be includible in the beneficiary's income. If the Death Benefit Proceeds are applied under Option 3 (Interest Income), the interest credited will be currently includible in the beneficiary's income.

        Accelerated death benefits paid under this Policy upon a terminal illness generally will be excludable from income under Section 101 of the Code. Certain exceptions apply for certain business-related policies.

        Tax Deferral During Accumulation Period.    Under existing provisions of the Code, except as described below, any increase in an Owner's Policy Value is generally not taxable to the Owner unless amounts are received (or are deemed to be received) from the Policy prior to the Insured's death. If there is a surrender of the Policy, an amount equal to the excess of the Cash Value over the "investment in the contract" generally will be includible in the Owner's income. The "investment in the contract" generally is the aggregate premiums paid less the aggregate amount received under the Policy previously to the extent such amounts received were excludable from gross income. Whether withdrawals (or other amounts deemed to be distributed) from the Policy constitute income to the Owner depends, in part, upon whether the Policy is considered a "modified endowment contract" ("MEC") for federal income tax purposes.

Policies Not Owned by Individuals.

        In the case of Policies issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee, of a trade or business. Entities that are considering purchasing the Policy, or entities that will be beneficiaries under a Policy, should consult a tax advisor.

Policies Which Are Not MECs

        Tax Treatment of Withdrawals Generally.    If the Policy is not a MEC (described below), the amount of any withdrawal from the Policy generally will be treated first as non-taxable recovery of premium and then as income from the Policy. Thus, a withdrawal from a Policy that is not a MEC generally will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

        Certain Distributions Required by the Tax Law in the First 15 Policy Years.    As indicated above, Section 7702 of the Code places limitations on the amount of premiums that may be paid and/or the

Policy Values that can accumulate relative to the Death Benefit. Where cash distributions are required under Section 7702 of the Code in connection with a reduction in benefits during the first 15 years after the Policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income notwithstanding the general rule described in the preceding paragraph. A reduction in benefits may result upon a decrease in the face amount, a change from one Death Benefit Option to the other, if withdrawals are made, and in certain other instances.

        Tax Treatment of Loans.    If a Policy is not classified as a MEC, a loan received under the Policy generally will be treated as indebtedness of the Owner. As a result, no part of any loan under a Policy will constitute income to the Owner so long as the Policy remains in force. However, in those situations where the interest rate credited to the Loan Account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a Policy lapses when a loan is outstanding, the amount of the loan outstanding will be treated as the proceeds of a surrender for purposes of determining whether any amounts are includable in the Owner's income.

        Generally, interest paid on any loans under this Policy will not be tax deductible. The non-deductibility of interest includes interest paid or accrued on indebtedness with respect to one or more life insurance policies owned by a taxpayer covering any individual who is or has been an officer or employee of, or financially interested in, any trade or business carried on by the taxpayer. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. In the case of interest paid in connection with a loan with respect to a Policy covering the life of any key person, interest is deductible only to the extent that the aggregate amount of loans under one or more life insurance policies does not exceed $50,000. Further, even as to such loans up to $50,000, interest would not be deductible if the Policy were deemed for federal tax purposes to be a single premium life insurance policy or, in certain circumstances, if the loans were treated as "systematic borrowing" within the meaning of the tax law. A "key person" is an individual who is either an officer or a twenty percent owner of the taxpayer. The maximum number of individuals who can be treated as key persons may not exceed the greater of (1) 5 individuals or (2) the lesser of 5 percent of the total number of officers and employees of the taxpayer or 20 individuals. Owners should consult a tax advisor regarding the deductibility of interest incurred in connection with this Policy.

Policies Which Are MECs

        Characterization of a Policy as a MEC.    In general, a Policy will be considered a MEC for federal income tax purposes if (1) the Policy is received in exchange for a life insurance contract that was a MEC, or (2) the Policy is entered into on or after June 21, 1988 and premiums are paid into the Policy more rapidly than the rate defined by a "7-Pay Test". This test generally provides that a Policy will fail this test (and thus be considered a MEC) if the accumulated amount paid under the Policy at any time during the first 7 Policy Years exceeds the cumulative sum of the net level premiums which would have been paid to that time if the Policy provided for paid-up future benefits after the payment of 7 level annual premiums. A material change of the Policy (as defined in the tax law) will generally result in a re-application of the 7-Pay Test. In addition, any reduction in benefits during the 7-Pay period will affect the application of this test. Protective Life will monitor the Policies and will attempt to notify Owners on a timely basis if a Policy is in jeopardy of becoming a MEC. The Policy Owner may then request that Protective Life take whatever steps are available to avoid treating the Policy as a MEC, if that is desired.

        Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs.    If the Policy is a MEC, withdrawals from the Policy will be treated first as withdrawals of income and then as a recovery of premiums paid. Thus, withdrawals will be includible in income to the extent the Policy Value exceeds the investment in the contract. The amount of any Policy Debt will be treated as a withdrawal for tax purposes. In addition, the discussion of interest on loans and of lapses while loans are outstanding under the caption "Policies Which Are Not MECs" also applies to Policies which are MECs.

        If the Owner assigns or pledges any portion of the Policy Value (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal for tax purposes. The Owner's investment in the contract is increased by the amount includible in income with respect to any assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a Policy treated as a MEC, an Owner should consult a tax advisor.

        Penalty Tax.    Generally, proceeds of a surrender or a withdrawal (or the amount of any deemed withdrawal) from a MEC are subject to a penalty tax equal to 10% of the portion of the proceeds that is includible in income, unless the surrender or withdrawal is made (1) after the Owner attains age 59 1/2, (2) because the Owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the Owner (or the joint lives or life expectancies of the Owner and his or her beneficiary, as defined in the tax law).

        Aggregation of Policies.    All life insurance contracts which are treated as MECs and which are purchased by the same person from Protective Life or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the tax on withdrawals (including deemed withdrawals). The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

Maturity and Constructive Receipt Issues.  —  At the Maturity Date of the Premiere I Policy, the Surrender Value will be paid to the Owner. This payment will be taxable in the same manner as a surrender of the Policy. If the Owner elects to extend the Maturity Date (which must be done prior to the Maturity Date) and such extension is approved, it is possible that the IRS could treat the Owner as being in constructive receipt of the Cash Value when the insured reaches age 95. In the case of the Premier Provider Policy, the IRS could similarly determine that an Owner is in constructive receipt of the Cash Value if the Cash Value equals the Death Benefit, which can occur in some instances where the Insured is age 95 or older. In either of these cases where there may be constructive receipt, an amount equal to the excess of the Cash Value over the investment in the contract could be includible in the Owner's income at that time.

Actions to Ensure Compliance with the Tax Law.  —  Protective Life believes that the maximum amount of premiums and/or Policy Values it has determined for the Policies will comply with the federal tax definition of life insurance. Where appropriate, Protective Life will monitor the amount of premiums paid, and, if the premiums paid exceed those permitted by the tax definition of life insurance, Protective Life will immediately refund the excess premiums with interest to the extent required by the Code. Protective Life also reserves the right to increase the Death Benefit (which may result in larger charges under a Policy) or to take any other action deemed necessary to ensure the compliance of the Policy with the federal tax definition of life insurance.

Other Considerations.  —  Changing the Owner, exchanging the Policy, changing from one Death Benefit Option to another, and other changes under the Policy may have tax consequences (other than those discussed herein) depending on the circumstances of such change or withdrawal. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary.

Federal Income Tax Withholding

        Protective Life will withhold and remit to the federal government a part of the taxable portion of a surrender and withdrawal made under a Policy unless the Owner notifies Protective Life in writing and such notice is received at the Home Office at or before the time of the surrender or withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the Owner requests that no taxes be withheld or whether Protective Life withholds a sufficient amount of taxes, the Owner will be responsible for the payment of any taxes including any penalty tax that may be due on the amounts received. The Owner may also be required to pay penalties under the estimated tax rules, if the Owner's withholding and estimated tax payments are insufficient to satisfy the Owner's total tax liability.

OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE

Sale of the Policies

        Investment Distributors, Inc. ("IDI"), a Tennessee corporation established in 1993 and a wholly-owned subsidiary of Protective Life Corporation, acts as a principal underwriter of the Policies. IDI also acts as principal underwriter of variable annuity contracts issued through Protective Variable Annuity Separate Account. IDI is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The Policies are sold by certain registered representatives of broker-dealers (including ProEquities, Inc., an affiliate of Protective Life and IDI) that have entered into selling agreements with IDI, who are also appointed and licensed as insurance agents of Protective Life. IDI does not retain any commission payment or other amounts as principal underwriter for the Policies. However, we may pay some or all of IDI's operating and other expenses. Additionally, IDI receives the 12b-1 fees assessed against shares of certain Funds attributable to the Policies. IDI may pay some or all of these amounts to us as compensation for our provision of distribution and shareholder support services relating to the Policies on IDI's behalf. Registered representatives may be paid commissions on Policies they sell based on premiums paid in amounts up to 145% of a targeted first year premium payment. A targeted first year premium payment is approximately equal to your minimum initial premium on an annual basis. For premiums paid in the first policy year which exceed this targeted amount, registered representatives may receive up to 5.5% on premiums in excess of target. For premiums received during Policy Years two through ten, the registered representatives may be paid up to 5.5% on premiums. After the first ten Policy Years registered representatives may be paid up to 1% on premiums received and 0.25% on unloaned Policy Value. Other allowances and overrides, and non-cash compensation, also may be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Commissions payable in connection with the sale of Policies to corporate purchasers or Policies involving Face Amounts in excess of $5 million may be higher those identified above. We may use any of our corporate assets to cover the cost of distribution, including any profit from the mortality and expense risk charge.

        Protective Life may reduce or waive the sales charge, administrative fees and/or any other charges on any Policy sold to (1) directors, officers or employees of Protective Life or any of its affiliates, (2) employees and registered representatives of any broker-dealer that has entered into a selling agreement with Protective Life or IDI, as well as employees of such registered representatives and (iii) the immediate family of the above persons, due to the generally lower sales and administrative expenses attributable to such individuals. No such reduction or waiver will be permitted where it would be unfairly discriminatory against any person.

Corporate Purchasers

        The Policy is available for individuals and for corporations and other institutions. For corporate or other group or sponsored arrangements, fee-only arrangements or clients of registered investment advisors purchasing one or more Policies, Protective Life may reduce the amount of the sales charge, administrative fees, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced. Sales, underwriting or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase, a group or sponsored arrangement or arrangements, fee-only arrangements or clients of registered investment advisors.

Protective Life Directors and Executive Officers

        The following table sets forth the name, age, address and principal occupations during the past five years of each of Protective Life's directors and executive officers.

Name	Age	Position with Protective Life
John D. Johns	50	Chairman of the Board and Director
Allen W. Ritchie	44	Executive Vice President, Chief Financial Officer and Director
R. Stephen Briggs	51	Executive Vice President, Individual Life and Director
Jim E. Massengale	60	Executive Vice President, Acquisitions and Director
Richard J. Bielen	41	Senior Vice President, Chief Investment Officer, Treasurer and
		Director
J. William Hamer, Jr.	57	Director
Thomas Davis Keyes	49	Director
Carolyn King	51	Senior Vice President, Investment Products and Director
Deborah J. Long	48	Senior Vice President, General Counsel, Secretary and Director
Steven A. Schultz	48	Senior Vice President, Financial Institutions and Director
Wayne E. Stuenkel	48	Senior Vice President and Chief Actuary and Director
Carl S. Thigpen	45	Senior Vice President, Chief Mortgage & Real Estate Officer
Judy Wilson	44	Senior Vice President, Stable Value Products
Jerry W. DeFoor	49	Vice President and Controller, and Chief Accounting Officer

        Mr. Johns has been President and Chief Executive Officer of PLC since December 2001 and President and Chairman of the Board of Protective Life since December 2001. He was President and Chief Operating Officer of PLC from August 1996 to December 2001. He is a director of National Bank of Commerce of Birmingham and Alabama National Bancorporation and John H. Harland Company.

        Mr. Ritchie has been Executive Vice President and Chief Financial Officer of PLC since August 2001 and Executive Vice President, Chief Financial Officer and a Director of Protective Life since November 2001. From July 1998 until 2000, Mr. Ritchie was President, Chief Executive Officer and Director of Per-Se Technologies, Inc. From April 1998 until July 1998, he served as Chief Operating Officer of Per-Se. From January 1998 until April 1998, Mr. Ritchie served as Executive Vice President and Chief Financial Officer of Per-Se Technologies, Inc. From 1996 to 1997, Mr. Ritchie was President of AGCO Corporation.

        Mr. Briggs has been Executive Vice President, Individual Life of PLC and Protective Life since October 1993 and has responsibility for the Individual Life Division. Mr. Briggs has been associated with PLC and its subsidiaries since 1977.

        Mr. Massengale has been Executive Vice President, Acquisitions of Protective Life and PLC since August 1996. From May 1992 to August 1996 he served as Senior Vice President of Protective and PLC. Mr. Massengale has been employed by PLC and its subsidiaries since 1983.

        Mr. Bielen has been Senior Vice President, Chief Investment Officer and Treasurer of PLC and Protective since January 2002. From August 1996 to January 2002 he was Senior Vice President, Investments of PLC and Protective Life. He is a director of Protective Investment Company.

        Mr. Hamer has been Senior Vice President and Chief Human Resources Officer of PLC since May 2001, and a Director of Protective Life since June 2001. Mr. Hamer served as Vice President, Human Resources of PLC from May 1982 to May 2001. Mr. Hamer has been employed by PLC and its subsidiaries since May 1982.

        Mr. Keyes has been Senior Vice President, Information Services of PLC since April 1999, and a Director of Protective Life since May 1999. He was Vice President, Information Services of PLC from May 1992 to April 1999. Mr. Keyes has been employed by PLC and its subsidiaries since 1982.

        Ms. King has been Senior Vice President, Investment Products Division of PLC and of Protective Life since April 1995. She is a director of Protective Investment Company.

        Ms. Long has been Senior VP, Secretary and General Counsel of PLC since November 1996 and of Protective Life since September 1996. Ms. Long has been employed by PLC and its subsidiaries since 1993.

        Mr. Schultz has been Senior Vice President, Financial Institutions of Protective Life and PLC since March 1993. Mr. Schultz has been employed by PLC and its subsidiaries since 1989.

        Mr. Stuenkel has been Senior Vice President and Chief Actuary of Protective Life and PLC since March 1987. Mr. Stuenkel is a Fellow in the Society of Actuaries and has been employed by PLC and its subsidiaries since September 1978.

        Mr. Thigpen has been Senior Vice President, Chief Mortgage and Real Estate Officer of PLC and Protective Life since January 2002. From March 2001 to January 2002, he was Senior Vice President, Investments of PLC and Protective Life. From May 1996 to March 2001, he was Vice President, Investments for PLC and Protective Life. Mr. Thigpen has been employed by PLC and its subsidiaries since 1992.

        Ms. Wilson has been Senior Vice President, Stable Value Products of Protective Life and PLC since January 1995. Ms. Wilson has been employed by PLC and its subsidiaries since 1991.

        Mr. DeFoor has been Vice President and Controller, and Chief Accounting Officer of Protective Life and PLC since April 1989, Mr. DeFoor is a certified public accountant and has been employed by PLC and its subsidiaries since August 1982.

State Regulation

        Protective Life is subject to regulation by the Department of Insurance of the State of Tennessee, which periodically examines the financial condition and operations of Protective Life. Protective Life is also subject to the insurance laws and regulations of all jurisdictions where it does business. The Policy described in this prospectus has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

        Protective Life is required to submit annual statements of operations, including financial statements, to the insurance departments of the various jurisdictions where it does business to determine solvency and compliance with applicable insurance laws and regulations.

Additional Information

        A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

Independent Accountants

        The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001 included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

        The consolidated balance sheets of Protective Life as of December 31, 2001 and 2000 and the consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 and the related financial statement schedules included in this prospectus, have been so included herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

Experts

        Actuarial matters included in this Prospectus have been examined by Stephen Peeples, F.S.A., M.A.A.A. whose opinion is filed as an exhibit to the registration statement.

IMSA

        Protective Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such as may include the IMSA logo and information about IMSA membership in Protective advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

Legal Matters

        Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws.

Financial Statements

        The audited statement of assets and liabilities of the Protective Variable Life Separate Account as of December 31, 2001 and 2000 and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2001 as well as the Report of Independent Accountants are contained herein.

        The audited consolidated balance sheets for Protective Life as of December 31, 2001, and 2000 and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, as well as the Report of Independent Accountants are contained herein.

        All other schedules to the financial statements required by Article 7 of Regulation S-X are not required under the related instructions or are inapplicable and therefore have been omitted.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Contract Owners and Board of Directors
of Protective Life Insurance Company

        In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of The Protective Variable Life Separate Account, consisting of PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC Core US Equity, PIC Capital Growth, Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Investors Trust, MFS Total Return, MFS New Discovery, MFS Utilities, MFS Investors Growth Stock, Oppenheimer Aggressive Growth, Oppenheimer Capital Appreciation, Oppenheimer Main Street Growth and Income, Oppenheimer Money Fund, Oppenheimer Strategic Bond, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, Van Eck Real Estate, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, Van Kampen Asset Allocation, Fidelity Index 500, Fidelity Growth and Fidelity ContraFund sub-accounts, at December 31, 2001 and 2000, and the results of its operations and changes in net assets for the three years ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 and 2000 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

April 2, 2002

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,369	$3,866	$1,373	$2,750	$6,549	$8,181	$122
Receivable from Protective Life Insurance Company	0	0	3	0	0	0	0

Total assets-	3,369	3,866	1,376	2,750	6,549	8,181	122

Liabilities
Payable to Protective Life Insurance Company	5	32	0	15	5	0	0

Net assets-	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$825	$4,049	$5,032	$3,490	$2,220	$1,557	$749
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	825	4,049	5,032	3,490	2,220	1,557	749

Liabilities
Payable to Protective Life Insurance Company	0	14	3	4	0	12	1

Net assets-	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$1,264	$3,313	$6,491	$4,548	$3,037	$1,748	$2,572
Receivable from Protective Life Insurance Company	0	0	5	0	0	3	18

Total assets-	1,264	3,313	6,496	4,548	3,037	1,751	2,590

Liabilities
Payable to Protective Life Insurance Company	0	17	0	7	18	0	0

Net assets-	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$509	$3	$25	$2,357	$1,397	$2,740	$2,354
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	509	3	25	2,357	1,397	2,740	2,354

Liabilities
Payable to Protective Life Insurance Company	0	0	0	5	0	0	2

Net assets-	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Assets
Investment in sub-accounts at market value	$108	$91	$446	$133	$98	$77,366
Receivable from Protective Life Insurance Company	0	0	0	0	0	29

Total assets-	108	91	446	133	98	77,395

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	140

Net assets-	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Assets
Investment in sub-accounts at market value	$3,013	$4,463	$1,377	$1,905	$6,140	$8,645	$152
Receivable from Protective Life Insurance Company	0	6	3	0	0	21	0

Total assets-	3,013	4,469	1,380	1,905	6,140	8,666	152

Liabilities
Payable to Protective Life Insurance Company	0	0	0	1	3	0	0

Net assets-	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Assets
Investment in sub-accounts at market value	$590	$4,985	$5,345	$3,085	$1,372	$1,105	$682
Receivable from Protective Life Insurance Company	0	0	5	1	0	2	0

Total assets-	590	4,985	5,350	3,086	1,372	1,107	682

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	4

Net assets-	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Assets
Investment in sub-accounts at market value	$433	$3,851	$5,719	$3,550	$1,234	$1,017	$1,812
Receivable from Protective Life Insurance Company	0	4	13	1	0	3	4

Total assets-	433	3,855	5,732	3,551	1,234	1,020	1,816

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	16	0	0

Net assets-	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Assets
Investment in sub-accounts at market value	$232	$10	$32	$1,103	$642	$476	$580
Receivable from Protective Life Insurance Company	0	0	0	0	0	0	0

Total assets-	232	10	32	1,103	642	476	580

Liabilities
Payable to Protective Life Insurance Company	0	0	0	0	0	0	0

Net assets-	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF ASSETS AND LIABILITIES, CONTINUED

December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Assets
Investment in sub-accounts at market value	$53	$21	$63,624
Receivable from Protective Life Insurance Company	0	0	63

Total assets	53	21	63,687

Liabilities
Payable to Protective Life Insurance Company	0	0	24

Net assets	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$18	$28	$104	$22	$56	$26	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(11)	(9)	8	(3)	(6)	(29)	(3)

Capital gain distribution	0	576	0	0	850	902	2

Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) on investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net realized and unrealized gain (loss) on investments	(330)	(1,096)	(44)	420	(766)	(1,348)	12

Net increase (decrease) in net assets resulting from operations-	$(312)	$(1,068)	$60	$442	$(710)	$(1,322)	$12

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$31	$0	$1	$15	$31	$0	$27

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(1)	(30)	(5)	(3)	7	(13)	(10)
Capital gain distribution	15	264	638	76	46	44	71

Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) on investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net realized and unrealized gain (loss) on investments	(83)	(1,806)	(1,208)	(549)	(8)	(63)	(258)

Net increase (decrease) in net assets resulting from operations-	$(52)	$(1,806)	$(1,207)	$(534)	$23	$(63)	$(231)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$1	$33	$36	$20	$75	$36	$15

Net realized and unrealized gains (losses) on investments
Netrealized gain(loss) from redemption of investment shares	(4)	(10)	(12)	(1)	0	0	(21)
Capital gain distribution	8	513	542	0	0	39	272

Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) on investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net realized and unrealized gain (loss) on investments	(200)	(1,393)	(846)	(419)	0	32	(291)

Net increase (decrease) in net assets resulting from operations-	$(199)	$(1,360)	$(810)	$(399)	$75	$68	$(276)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$26	$0	$1	$2	$1	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	1	0	(17)	(1)	(1)	5
Capital gain distribution	0	0	0	0	51	4	5

Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) on investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net realized and unrealized gain (loss) on investments	(23)	0	0	(644)	(148)	(41)	(34)

Net increase (decrease) in net assets resulting from operations	$3	$0	$1	$(642)	$(147)	$(41)	$(34)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
Investment income
Dividends	$1	$1	$0	$0	$0	$607

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	0	0	(168)
Capital gain distribution	0	0	0	0	0	4,918

Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) on investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net realized and unrealized gain (loss) on investments	(1)	(1)	(9)	(9)	(2)	(11,156)

Net increase (decrease) in net assets resulting from operations	$0	$0	$(9)	$(9)	$(2)	$(10,549)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$55	$61	$89	$9	$25	$8	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	(3)	(4)	0	1	(3)	(4)	(1)
Capital gain distribution	66	619	0	0	693	596	6

Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) on investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net realized and unrealized gain (loss) on investments	(234)	(740)	12	430	(649)	(634)	0

Net increase (decrease) in net assets resulting from operations-	$(179)	$(679)	$101	$439	$(624)	$(626)	$0

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Growth With Income	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$10	$0	$2	$11	$23	$0	$3

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(6)	2	3	0	0	1
Capital gain distribution	17	255	298	20	22	8	25

Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) on investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net realized and unrealized gain (loss) on investments	(26)	(1,189)	(318)	6	160	(55)	18

Net increase (decrease) in net assets resulting from operations-	$(16)	$(1,189)	$(316)	$17	$183	$(55)	$21

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Investment income
Dividends	$0	$0	$5	$10	$76	$52	$2

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	1	1	0	0	0
Capital gain distribution	0	124	260	132	0	0	88

Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) on investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net realized and unrealized gain (loss) on investments	(34)	(848)	(186)	(308)	0	(30)	(20)

Net increase (decrease) in net assets resulting from operations-	$(34)	$(848)	$(181)	$(298)	$76	$22	$(18)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Investment income
Dividends	$6	$0	$0	$0	$0	$3	$5

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	0	2	0	0	1
Capital gain distribution	0	0	0	0	0	3	26

Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) on investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net realized and unrealized gain (loss) on investments	(13)	1	2	(237)	(87)	50	24

Net increase (decrease) in net assets resulting from operations-	$(7)	$1	$2	$(237)	$(87)	$53	$29

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Total
Investment income
Dividends	$0	$0	$455

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(9)
Capital gain distribution	0	0	3,258

Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) on investments during the period	5	0	(8,149)

Net realized and unrealized gain (loss) on investments	5	0	(4,900)

Net increase (decrease) in net assets resulting from operations-	$5	$0	$(4,445)

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Investment income
Dividends	$2	$8	$0	$0	$0	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	1	0	0	0	(1)	(1)	0
Capital gain distribution	32	37	3	0	13	65	0

Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) on investments during the period	98	718	(7)	(7)	608	1,176	7

Net realized and unrealized gain (loss) on investments	131	755	(4)	(7)	620	1,240	7

Net increase (decrease) in net assets resulting from operations-	$133	$763	$(4)	$(7)	$620	$1,240	$7

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Investment income
Dividends	$3	$0	$4	$3	$5	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	(1)	(1)	(1)	(1)	0	1
Capital gain distribution	9	0	19	4	9	3	0

Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) on investments during the period	(2)	1,336	616	99	(9)	43	26

Net realized and unrealized gain (loss) on investments	7	1,335	634	102	(1)	46	27

Net increase (decrease) in net assets resulting from operations-	$10	$1,335	$638	$105	$4	$46	$27

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
Investment income
Dividends	$0	$4	$3	$60	$15	$0	$0

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	1	0	1	0	0	0
Capital gain distribution	0	43	4	0	0	0	0

Net realized gain (loss) on investments	0	44	4	1	0	0	0

Net unrealized appreciation (depreciation) on investments during the period	850	736	210	0	0	66	1

Net realized and unrealized gain (loss) on investments	850	780	214	1	0	66	1

Net increase (decrease) in net assets resulting from operations-	$850	$784	$217	$61	$15	$66	$1

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT
STATEMENT OF OPERATIONS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
Investment income
Dividends	$0	$0	$107

Net realized and unrealized gains (losses) on investments
Net realized gain (loss) from redemption of investment shares	0	0	(2)
Capital gain distribution	0	0	241

Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) on investments during the period	1	0	6,566

Net realized and unrealized gain (loss) on investments	1	0	6,805

Net increase (decrease) in net assets resulting from operations-	$1	$0	$6,912

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2001
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$18	$28	$104	$22	$56	$26	$0
Net realized gain (loss) on investments	(11)	567	8	(3)	844	873	(1)
Net unrealized appreciation (depreciation) of investments during the period	(319)	(1,663)	(52)	423	(1,610)	(2,221)	13

Net increase (decrease) in net assets resulting from operations	(312)	(1,068)	60	442	(710)	(1,322)	12

From variable life policy transactions
Contract owners' net payments	521	848	164	412	1,174	1,441	3
Mortality and expense risk charges	(28)	(37)	(11)	(21)	(55)	(74)	(1)
Cost of insurance and administrative charges	(241)	(399)	(85)	(206)	(506)	(676)	(14)
Surrenders	(77)	(104)	(289)	(102)	(99)	(186)	(4)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(30)	(19)	(9)	(8)	(45)	(52)	0
Transfers (to) from other portfolios	518	144	166	314	648	384	(26)

Net increase (decrease) in net assets resulting from variable life policy transactions	663	433	(64)	389	1,117	837	(42)

Net increase (decrease) in net assets	351	(635)	(4)	831	407	(485)	(30)

Net assets, beginning of year	3,013	4,469	1,380	1,904	6,137	8,666	152

Net assets, end of year	$3,364	$3,834	$1,376	$2,735	$6,544	$8,181	$122

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$31	$0	$1	$15	$31	$0	$27
Net realized gain (loss) on investments	14	234	633	73	53	31	61
Net unrealized appreciation (depreciation) of investments during the period	(97)	(2,040)	(1,841)	(622)	(61)	(94)	(319)

Net increase (decrease) in net assets resulting from operations	(52)	(1,806)	(1,207)	(534)	23	(63)	(231)

From variable life policy transactions
Contract owners' net payments	139	1,072	999	488	249	415	149
Mortality and expense risk charges	(7)	(37)	(44)	(28)	(15)	(12)	(7)
Cost of insurance and administrative charges	(61)	(432)	(430)	(241)	(123)	(159)	(64)
Surrenders	(1)	(79)	(122)	(64)	(9)	(21)	(25)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(1)	(35)	(46)	(16)	(12)	(9)	(1)
Transfers (to) from other portfolios	218	367	529	795	735	287	249

Net increase (decrease) in net assets resulting from variable life policy transactions	287	856	886	934	825	501	301

Net increase (decrease) in net assets	235	(950)	(321)	400	848	438	70
Net assets, beginning of year	590	4,985	5,350	3,086	1,372	1,107	678

Net assets, end of year	$825	$4,035	$5,029	$3,486	$2,220	$1,545	$748

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Investment income	$1	$33	$36	$20	$75	$36	$15
Net realized gain (loss) on investments	4	503	530	(1)	0	39	251
Net unrealized appreciation (depreciation) of investments during the period	(204)	(1,896)	(1,376)	(418)	0	(7)	(542)

Net increase (decrease) in net assets resulting from operations	(199)	(1,360)	(810)	(399)	75	68	(276)

From variable life policy transactions
Contract owners' net payments	241	880	1,201	596	713	154	561
Mortality and expense risk charges	(9)	(30)	(54)	(35)	(19)	(12)	(21)
Cost of insurance and administrative charges	(83)	(384)	(534)	(278)	(311)	(90)	(231)
Surrenders	(19)	(79)	(125)	(79)	(69)	(34)	(16)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(30)	(76)	(20)	(9)	(8)	(44)
Transfers (to) from other portfolios	900	444	1,162	1,205	1,421	653	801

Net increase (decrease) in net assets resulting from variable life policy transactions	1,030	801	1,574	1,389	1,726	663	1,050

Net increase (decrease) in net assets	831	(559)	764	990	1,801	731	774
Net assets, beginning of year	433	3,855	5,732	3,551	1,218	1,020	1,816

Net assets, end of year	$1,264	$3,296	$6,496	$4,541	$3,019	$1,751	$2,590

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Investment income	$26	$0	$1	$2	$1	$0	$0
Net realized gain (loss) on investments	1	1	0	(17)	50	3	10
Net unrealized appreciation (depreciation) of investments during the period	(24)	(1)	0	(627)	(198)	(44)	(44)

Net increase (decrease) in net assets resulting from operations	3	0	1	(642)	(147)	(41)	(34)

From variable life policy transactions
Contract owners' net payments	43	0	0	586	283	388	290
Mortality and expense risk charges	(3)	0	0	(17)	(9)	(15)	(12)
Cost of insurance and administrative charges	(21)	0	(2)	(215)	(94)	(147)	(115)
Surrenders	(29)	0	0	(7)	(16)	(25)	(32)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(3)	0	0	(12)	(2)	(2)	(28)
Transfers (to) from other portfolios	287	(7)	(6)	1,556	740	2,106	1,703

Net increase (decrease) in net assets resulting from variable life policy transactions	274	(7)	(8)	1,891	902	2,305	1,806

Net increase (decrease) in net assets	277	(7)	(7)	1,249	755	2,264	1,772
Net assets, beginning of year	232	10	32	1,103	642	476	580

Net assets, end of year	$509	$3	$25	$2,352	$1,397	$2,740	$2,352

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2001
(In Thousands)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund	Total
From operations
Investment income	$1	$1	$0	$0	$0	$607
Net realized gain (loss) on investments	0	0	0	0	0	4,750
Net unrealized appreciation (depreciation) of investments during the period	(1)	(1)	(9)	(9)	(2)	(15,906)

Net increase (decrease) in net assets resulting from operations	0	0	(9)	(9)	(2)	(10,549)

From variable life policy transactions
Contract owners' net payments	14	6	34	4	11	14,079
Mortality and expense risk charges	(1)	(1)	(2)	(1)	0	(618)
Cost of insurance and administrative charges	(6)	(4)	(21)	(9)	(7)	(6,189)
Surrenders	0	0	0	0	0	(1,712)
Death benefits	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	0	0	(517)
Transfers (to) from other portfolios	48	69	444	148	96	19,098

Net increase (decrease) in net assets resulting from variable life policy transactions	55	70	455	142	100	24,141

Net increase (decrease) in net assets	55	70	446	133	98	13,592
Net assets, beginning of year	53	21	0	0	0	63,663

Net assets, end of year	$108	$91	$446	$133	$98	$77,255

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 2000
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$55	$61	$89	$9	$25	$8	$0
Net realized gain (loss) on investments	63	615	0	1	690	592	5
Net unrealized appreciation (depreciation) of investments during the period	(297)	(1,355)	12	429	(1,339)	(1,226)	(5)

Net increase (decrease) in net assets resulting from operations	(179)	(679)	101	439	(624)	(626)	0

From variable life policy transactions
Contract owners' net payments	602	820	134	398	894	1,425	25
Mortality and expense risk charges	(28)	(39)	(10)	(14)	(50)	(75)	(1)
Cost of insurance and administrative charges	(226)	(330)	(65)	(138)	(394)	(576)	(12)
Surrenders	(190)	(212)	(53)	(154)	(55)	(320)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(18)	(23)	2	(7)	(55)	(42)	0
Transfers (to) from other portfolios	136	1,554	501	255	2,034	2,162	101

Net increase (decrease) in net assets resulting from variable life policy transactions	276	1,770	509	340	2,374	2,574	113

Net increase (decrease) in net assets	97	1,091	610	779	1,750	1,948	113
Net assets, beginning of year	2,916	3,378	770	1,125	4,387	6,718	39

Net assets, end of year	$3,013	$4,469	$1,380	$1,904	$6,137	$8,666	$152

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$10	$0	$2	$11	$23	$0	$3
Net realized gain (loss) on investments	17	249	300	23	22	8	26
Net unrealized appreciation (depreciation) of investments during the period	(43)	(1,438)	(618)	(17)	138	(63)	(8)

Net increase (decrease) in net assets resulting from operations	(16)	(1,189)	(316)	17	183	(55)	21

From variable life policy transactions
Contract owners' net payments	94	900	798	379	123	205	51
Mortality and expense risk charges	(4)	(44)	(46)	(24)	(10)	(6)	(4)
Cost of insurance and administrative charges	(40)	(393)	(354)	(174)	(71)	(70)	(21)
Surrenders	(2)	(73)	(87)	(45)	(7)	(21)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(15)	(55)	(28)	(36)	(4)	4	1
Transfers (to) from other portfolios	452	2,339	1,609	1,036	552	845	453

Net increase (decrease) in net assets resulting from variable life policy transactions	485	2,674	1,892	1,136	583	957	480

Net increase (decrease) in net assets	469	1,485	1,576	1,153	766	902	501
Net assets, beginning of year	121	3,500	3,774	1,933	606	205	177

Net assets, end of year	$590	$4,985	$5,350	$3,086	$1,372	$1,107	$678

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
From operations
Investment income	$0	$0	$5	$10	$76	$52	$2
Net realized gain (loss) on investments	0	124	261	133	0	0	88
Net unrealized appreciation (depreciation) of investments during the period	(34)	(972)	(447)	(441)	0	(30)	(108)

Net increase (decrease) in net assets resulting from operations	(34)	(848)	(181)	(298)	76	22	(18)

From variable life policy transactions
Contract owners' net payments	27	769	888	382	202	123	206
Mortality and expense risk charges	(1)	(36)	(43)	(28)	(10)	(7)	(9)
Cost of insurance and administrative charges	(4)	(319)	(362)	(179)	(67)	(59)	(90)
Surrenders	(2)	(87)	(57)	(57)	0	(23)	(6)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	(14)	6	(19)	(13)	0	(4)
Transfers (to) from other portfolios	447	2,206	2,205	1,838	(1,366)	368	1,373

Net increase (decrease) in net assets resulting from variable life policy transactions	467	2,519	2,637	1,937	(1,254)	402	1,470

Net increase (decrease) in net assets	433	1,671	2,456	1,639	(1,178)	424	1,452
Net assets, beginning of year	0	2,184	3,276	1,912	2,396	596	364

Net assets, end of year	$433	$3,855	$5,732	$3,551	$1,218	$1,020	$1,816

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
From operations
Investment income	$6	$0	$0	$0	$0	$3	$5
Net realized gain (loss) on investments	0	0	0	2	0	3	27
Net unrealized appreciation (depreciation) of investments during the period	(13)	1	2	(239)	(87)	47	(3)

Net increase (decrease) in net assets resulting from operations	(7)	1	2	(237)	(87)	53	29

From variable life policy transactions
Contract owners' net payments	1	1	0	90	40	31	14
Mortality and expense risk charges	(1)	0	0	(3)	(1)	(1)	(1)
Cost of insurance and administrative charges	(4)	(1)	(2)	(33)	(9)	(7)	(8)
Surrenders	0	0	0	(3)	0	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	0	0	0	(5)	(2)	(1)	(2)
Transfers (to) from other portfolios	179	(2)	31	1,294	701	403	548

Net increase (decrease) in net assets resulting from variable life policy transactions	175	(2)	29	1,340	729	423	551

Net increase (decrease) in net assets	168	(1)	31	1,103	642	476	580
Net assets, beginning of year	64	11	1	0	0	0	0

Net assets, end of year	$232	$10	$32	$1,103	$642	$476	$580

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 2000
(In Thousands)

	Van Kampen Strategic Asset	Van Kampen Asset Allocation	Total
From operations
Investment income	$0	$0	455
Net realized gain (loss) on investments	0	0	3,249
Net unrealized appreciation (depreciation) of investments during the period	5	0	(8,149)

Net increase (decrease) in net assets resulting from operations	5	0	(4,445)

From variable life policy transactions
Contract owners' net payments	0	0	9,622
Mortality and expense risk charges	0	0	(496)
Cost of insurance and administrative charges	0	0	(4,008)
Surrenders	(2)	0	(1,458)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(330)
Transfers (to) from other portfolios	50	21	24,325

Net increase (decrease) in net assets resulting from variable life policy transactions	48	21	27,655

Net increase (decrease) in net assets	53	21	23,210
Net assets, beginning of year	0	0	40,453

Net assets, end of year	$53	$21	$63,663

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended December 31, 1999
(In Thousands)

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
From operations
Investment income	$2	$8	$0	$0	$0	$0	$0
Net realized gain (loss) on investments	33	37	3	0	12	64	0
Net unrealized appreciation (depreciation) of investments during the period	98	718	(7)	(7)	608	1,176	7

Net increase (decrease) in net assets resulting from operations	133	763	(4)	(7)	620	1,240	7

From variable life policy transactions
Contract owners' net payments	591	546	67	327	432	837	4
Mortality and expense risk charges	(22)	(19)	(5)	(9)	(25)	(39)	0
Cost of insurance and administrative charges	(254)	(223)	(46)	(114)	(222)	(396)	(1)
Surrenders	(133)	(74)	(16)	(53)	(127)	(182)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(29)	(37)	(11)	(14)	(30)	(65)	0
Transfers (to) from other portfolios	691	957	473	213	2,217	2,665	25

Net increase (decrease) in net assets resulting from variable life policy transactions	844	1,150	462	350	2,245	2,820	28

Net increase (decrease) in net assets	977	1,913	458	343	2,865	4,060	35
Net assets, beginning of year	1,939	1,465	312	782	1,522	2,658	4

Net assets, end of year	$2,916	$3,378	$770	$1,125	$4,387	$6,718	$39

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
From operations
Investment income	$3	$0	$4	$3	$5	$0	$0
Net realized gain (loss) on investments	9	(1)	18	3	8	3	1
Net unrealized appreciation (depreciation) of investments during the period	(2)	1,336	616	99	(9)	43	26

Net increase (decrease) in net assets resulting from operations	10	1,335	638	105	4	46	27

From variable life policy transactions
Contract owners' net payments	37	361	553	144	89	11	5
Mortality and expense risk charges	(1)	(14)	(21)	(11)	(3)	0	(1)
Cost of insurance and administrative charges	(7)	(167)	(224)	(97)	(41)	(3)	(2)
Surrenders	(13)	(78)	(99)	(44)	(3)	0	(1)
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(4)	(11)	(36)	(14)	(8)	0	0
Transfers (to) from other portfolios	70	1,378	1,548	1,358	436	151	149

Net increase (decrease) in net assets resulting from variable life policy transactions	82	1,469	1,721	1,336	470	159	150

Net increase (decrease) in net assets	92	2,804	2,359	1,441	474	205	177
Net assets, beginning of year	29	696	1,415	492	132	0	0

Net assets, end of year	$121	$3,500	$3,774	$1,933	$606	$205	$177

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities	Oppenheimer High Income
From operations
Investment income	$0	$4	$3	$60	$15	$0	$0
Net realized gain (loss) on investments	0	44	4	1	0	0	0
Net unrealized appreciation (depreciation) of investments during the period	850	736	210	0	0	66	1

Net increase (decrease) in net assets resulting from operations	850	784	217	61	15	66	1

From variable life policy transactions
Contract owners' net payments	279	457	147	78	41	23	3
Mortality and expense risk charges	(10)	(16)	(10)	(10)	(3)	0	0
Cost of insurance and administrative charges	(122)	(176)	(77)	(55)	(36)	(6)	0
Surrenders	(29)	(71)	(4)	(17)	(4)	(2)	0
Death benefits	0	0	0	0	0	0	0
Net policy loan repayments (withdrawals)	(13)	(37)	(8)	0	0	(2)	0
Transfers (to) from other portfolios	631	1,324	1,288	2,036	441	285	60

Net increase (decrease) in net assets resulting from variable life policy transactions	736	1,481	1,336	2,032	439	298	63

Net increase (decrease) in net assets	1,586	2,265	1,553	2,093	454	364	64
Net assets, beginning of year	598	1,011	359	303	142	0	0

Net assets, end of year	$2,184	$3,276	$1,912	$2,396	$596	$364	$64

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS, CONTINUED

For the Year Ended December 31, 1999
(In Thousands)

	Van Eck Hard Asset	Van Eck Real Estate	Total
From operations
Investment income	$0	$0	$107
Net realized gain (loss) on investments	0	0	239
Net unrealized appreciation (depreciation) of investments during the period	1	0	6,566

Net increase (decrease) in net assets resulting from operations	1	0	6,912

From variable life policy transactions
Contract owners' net payments	0	1	5,033
Mortality and expense risk charges	0	0	(219)
Cost of insurance and administrative charges	0	0	(2,269)
Surrenders	0	0	(950)
Death benefits	0	0	0
Net policy loan repayments (withdrawals)	0	0	(319)
Transfers (to) from other portfolios	10	0	18,406

Net increase (decrease) in net assets resulting from variable life policy transactions	10	1	19,682
Net increase (decrease) in net assets	11	1	26,594
Net assets, beginning of year	0	0	13,859

Net assets, end of year	$11	$1	$40,453

The accompanying notes are an integral part of these financial statements.

THE PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

For the Years Ended December 31, 2001, 2000 and 1999

1.    ORGANIZATION

        The Protective Variable Life Separate Account (Separate Account) was established by Protective Life Insurance Company (Protective Life) under the provisions of Tennessee law and commenced operations on June 19, 1996. The Separate Account is a separate investment account to which assets are allocated to support the benefits payable under flexible premium variable life insurance policies (Contracts).

        Protective Life has structured the Separate Account into a unit investment trust form registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

        At December 31, 1998, the Separate Account was comprised of seven proprietary sub-accounts and ten independent sub-accounts. The seven proprietary sub-accounts were the PIC Money Market, PIC Growth and Income, PIC International Equity, PIC Global Income, PIC Small Cap Value, PIC CORE US Equity, and PIC Capital Growth sub-account. Funds are transferred to Protective Investment Company (the Fund) in exchange for shares of the corresponding portfolio of the Fund. The ten independent sub-accounts were the Calvert Social Small Cap Growth, Calvert Social Balanced, MFS Emerging Growth, MFS Research, MFS Growth with Income, MFS Total Return, Oppenheimer Aggressive Growth, Oppenheimer Growth, Oppenheimer Growth and Income, and Oppenheimer Strategic Bond, sub-accounts. These ten independent sub-accounts were added July 1, 1997 with sales beginning on that date. Protective Life invests contract owners' funds in exchange for shares in the independent funds. Protective Life then holds the shares for the contract owners.

        During the year ended December 31, 1999, the Separate Account added six additional sub-accounts. The additional sub-accounts are the MFS New Discovery, MFS Utilities, Oppenheimer Global Securities, Oppenheimer High Income, Van Eck Hard Asset, and Van Eck Real Estate sub-accounts. These six sub-accounts were added April 1, 1999, with sales beginning on that date. Additionally, the Oppenheimer Growth Fund changed its name to the Oppenheimer Capital Appreciation Fund, and the PIC Money Market account was replaced with the Oppenheimer Money Fund. Results of operations and changes in net assets for the PIC Money Market sub-account and the Oppenheimer Money Fund are combined for the year ended December 31, 1999.

        During the year ended December 31, 2000, the Separate Account added seven additional sub-accounts. These additional sub-accounts are the MFS Growth, Van Kampen Emerging Growth, Van Kampen Enterprise, Van Kampen Comstock, Van Kampen Growth and Income, Van Kampen Strategic Stock, and Van Kampen Asset Allocation and were added May 1, 2000, with sales beginning on that date. Also, the Oppenheimer Growth and Income Fund changed its name to the Oppenheimer Main Street Growth and Income Fund.

        During the year ended December 31, 2001, the Separate Account added three additional sub-accounts. These additional sub-accounts are the Fidelity Index 500, Fidelity Growth, and Fidelity ContraFund and were added January 3, 2001 with sales beginning on that date. Also, the MFS Growth with Income Fund changed its name to the MFS Investors Trust Fund and the MFS Growth Fund changed its name to the MFS Investors Growth Stock Fund.

        Gross premiums from the Contracts are allocated to the sub-accounts in accordance with contract owner instructions and are recorded as variable life policy contract transactions in the statement of changes in net assets. Such amounts are used to provide money to pay contract values under the Contracts (see Note 5). The Separate Account's assets are the property of Protective Life.

        Contract owners may allocate some or all of gross premiums or transfer some or all of the contract value to the Guaranteed Account, which is part of Protective Life's General Account. The assets of Protective Life's General Account support its insurance and annuity obligations and are subject to Protective Life's general liabilities from business operations. The Guaranteed Account's value as of December 31, 2001 and 2000 was approximately $3.4 million and $2.1 million, respectively.

        Transfers to/from other portfolios, included in the statement of changes in net assets, include transfers between the individual sub-accounts and the sub-accounts and the Guaranteed Account.

2.    SIGNIFICANT ACCOUNTING POLICIES

        Investment Valuation —  Investments are made in shares and are valued at the net asset values of the respective portfolios. The net assets of each sub-account of the Separate Account reflect the investment management fees and other operating expenses incurred by the Funds. Transactions with the Funds are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

        Realized Gains and Losses —  Realized gains and losses on investments include gains and losses on redemptions of the Fund's shares (determined on the last-in-first-out (LIFO) basis) and capital gain distributions from the Fund.

        Dividend Income and Capital Gain Distributions —  Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions are from net investment income and net realized gains recorded in the underlying investment company's financials.

        Mortality and Expense Risk —  Protective Life deducts a charge from the net assets of the Separate Account to compensate for the mortality risk assumed, in which the cost of insurance charges may be insufficient to meet actual death benefit claims, and to protect against the risk that fees charged in administering the contracts may not cover actual future expenses. These charges do not apply to the portion of the net assets that are allocated to the General Account. The charges range from .75% to .90% dependent upon the specific type and terms of the contract.

        Surrender Charges —  Protective Life may assess a surrender charge on some products against the net policy assets of a contract owner if the policy is surrendered early. This surrender charge is deducted prior to the payment of any amounts to the contract owner. This surrender charge is made to reimburse Protective Life for some of the expenses incurred with the initial distribution of the policies. Surrender charges are assessed and calculated based on various factors within the policies, and generally decline as the term of the policy increases.

        Cost of Insurance Charges —  Protective Life may assess an insurance charge to compensate for the expense of underwriting the death benefit portion of each contract. This charge depends on a number of variables, including issue age, policy duration, sex and insurance rate classification, and will fluctuate with each individual policy and as time in-force elapses. The cost of insurance charge made against each policy will not exceed the maximum cost of insurance amounts specified and set forth in the individual contracts.

        Use of Estimates —  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, at the date of the financial statements, as well as the reported amounts of income and expenses, during the reporting period. Actual results could differ from those estimates.

        Federal Income Taxes —  The results of the operations of the Separate Account are included in the federal income tax return of Protective Life Corporation (parent of Protective Life). Under the provisions of the contracts, Protective Life has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge has been or is currently being made against the Separate Account for such tax.

        Reclassifications —  Certain reclassifications have been made in the previously reported financial statements and the accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net assets.

3.    INVESTMENTS

        At December 31, 2001 and 2000, the investments by the respective sub-accounts were as follows (in thousands, except share data):

	2001
	Shares	Cost	Market Value
PIC Growth and Income	280,150	$4,144	$3,369
PIC International Equity	427,269	6,083	3,866
PIC Global Income	134,751	1,425	1,373
PIC Small Cap Value	199,794	2,088	2,750
PIC CORE US Equity	399,129	8,717	6,549
PIC Capital Growth	472,424	9,976	8,181
Calvert Social Small Cap Growth	8,211	106	122
Calvert Social Balanced	469,291	968	825
MFS Emerging Growth	225,205	6,076	4,049
MFS Research	351,407	6,711	5,032
MFS Investors Trust	203,734	3,995	3,490
MFS Total Return	119,281	2,145	2,220
MFS New Discovery	101,945	1,671	1,557
MFS Utilities	46,974	1,050	749
MFS Investors Growth Stock	129,383	1,502	1,264
Oppenheimer Aggressive Growth	81,353	5,270	3,313
Oppenheimer Capital Appreciation	177,448	7,465	6,491
Oppenheimer Main St. Growth and Income	239,505	5,170	4,548
Oppenheimer Money Fund	3,036,854	3,037	3,037
Oppenheimer Strategic Bond	378,379	1,785	1,748
Oppenheimer Global Securities	112,631	3,156	2,572
Oppenheimer High Income	59,602	545	509
Van Eck Hard Asset	310	3	3
Van Eck Real Estate	2,340	23	25
Van Kampen Emerging Growth	83,112	3,222	2,357
Van Kampen Enterprise	93,794	1,682	1,397
Van Kampen Comstock	239,729	2,738	2,740
Van Kampen Growth and Income	148,042	2,401	2,354
Van Kampen Strategic Stock	9,133	103	108
Van Kampen Asset Allocation	9,057	92	91
Fidelity Index 500	3,432	455	446
Fidelity Growth	3,977	142	133
Fidelity ContraFund	4,910	100	98

	8,252,556	$94,046	$77,366

	2000
	Shares	Cost	Market Value
PIC Growth and Income	225,568	$3,495	$3,013
PIC International Equity	327,046	5,007	4,463
PIC Global Income	129,744	1,377	1,377
PIC Small Cap Value	166,896	1,667	1,905
PIC CORE US Equity	286,504	6,683	6,140
PIC Capital Growth	380,878	8,201	8,645
Calvert Social Small Cap Growth	11,225	149	152
Calvert Social Balanced	294,462	635	590
MFS Emerging Growth	172,862	4,972	4,985
MFS Research	256,978	5,165	5,345
MFS Investors Trust	146,813	2,968	3,085
MFS Total Return	70,025	1,235	1,372
MFS New Discovery	66,596	1,126	1,105
MFS Utilities	28,839	664	682
MFS Investors Growth Stock	33,301	467	433
Oppenheimer Aggressive Growth	54,423	3,910	3,851
Oppenheimer Capital Appreciation	122,644	5,314	5,719
Oppenheimer Main St. Growth and Income	166,982	3,754	3,550
Oppenheimer Money Fund	1,232,465	1,233	1,234
Oppenheimer Strategic Bond	216,909	1,046	1,017
Oppenheimer Global Securities	59,802	1,853	1,812
Oppenheimer High Income	25,002	245	232
Van Eck Hard Asset	856	9	10
Van Eck Real Estate	3,059	30	32
Van Kampen Emerging Growth	26,606	1,342	1,103
Van Kampen Enterprise	31,638	729	642
Van Kampen Comstock	40,481	429	476
Van Kampen Growth and Income	34,115	583	580
Van Kampen Strategic Stock	4,430	48	53
Van Kampen Asset Allocation	1,996	21	21

	4,619,145	$64,357	$63,624

        During the year ended December 31, 2001, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	86,206	83,419	40,652	68,025	88,274	78,553	1,350
Shares received from reinvestment of dividends	1,463	60,953	10,364	1,666	52,735	50,192	107

Total shares acquired	87,669	144,372	51,016	69,691	141,009	128,745	1,457
Shares redeemed	(33,087)	(44,149)	(46,009)	(36,793)	(28,384)	(37,199)	(4,471)

Net increase (decrease) in shares owned	54,582	100,223	5,007	32,898	112,625	91,546	(3,014)
Shares owned, beginning of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Shares owned, end of period	280,150	427,269	134,751	199,794	399,129	472,424	8,211

Cost of shares acquired	$1,053	$1,549	$530	$876	$2,533	$2,493	$20

Cost of shares redeemed	$(404)	$(473)	$(482)	$(455)	$(499)	$(718)	$(63)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	193,067	63,968	72,798	71,614	59,887	49,068	26,221
Shares received from reinvestment of dividends	26,291	12,606	39,000	4,825	4,160	2,885	4,731

Total shares acquired	219,358	76,574	111,798	76,439	64,047	51,953	30,952
Shares redeemed	(44,529)	(24,231)	(17,369)	(19,518)	(14,791)	(16,604)	(12,817)

Net increase (decrease) in shares owned	174,829	52,343	94,429	56,921	49,256	35,349	18,135
Shares owned, beginning of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Shares owned, end of period	469,291	225,205	351,407	203,734	119,281	101,945	46,974

Cost of shares acquired	$417	$1,594	$1,825	$1,369	$1,173	$789	$622

Cost of shares redeemed	$(84)	$(490)	$(279)	$(342)	$(263)	$(244)	$(236)

	MFS Investors Growth Stock	Oppenheimer Aggressive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	106,932	22,290	47,767	89,134	3,654,319	187,978	54,898
Shares received from reinvestment of dividends	807	11,925	15,139	1,046	75,456	16,411	12,654

Total shares acquired	107,739	34,215	62,906	90,180	3,729,775	204,389	67,552
Shares redeemed	(11,657)	(7,285)	(8,102)	(17,657)	(1,925,386)	(42,919)	(14,723)

Net increase (decrease) in shares owned	96,082	26,930	54,804	72,523	1,804,389	161,470	52,829
Shares owned, beginning of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Shares owned, end of period	129,383	81,353	177,448	239,505	3,036,854	378,379	112,631

Cost of shares acquired	$1,164	$1,671	$2,460	$1,754	$3,729	$934	$1,658

Cost of shares redeemed	$(129)	$(311)	$(309)	$(338)	$(1,925)	$(195)	$(355)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	53,596	27	4,043	67,690	62,661	228,674	133,095
Shares received from reinvestment of dividends	2,868	6	117	50	3,518	343	353

Total shares acquired	56,464	33	4,160	67,740	66,179	229,017	133,448
Shares redeemed	(21,864)	(579)	(4,879)	(11,234)	(4,023)	(29,769)	(19,521)

Net increase (decrease) in shares owned	34,600	(546)	(719)	56,506	62,156	199,248	113,927
Shares owned, beginning of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Shares owned, end of period	59,602	310	2,340	83,112	93,794	239,729	148,042

Cost of shares acquired	$480	$0	$45	$2,227	$1,014	$2,651	$2,112

Cost of shares redeemed	$(180)	$(6)	$(52)	$(347)	$(61)	$(342)	$(294)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation	Fidelity Index 500	Fidelity Growth	Fidelity ContraFund
Shares purchased	5,573	13,198	3,586	5,811	5,608
Shares received from reinvestment of dividends	112	156	0	0	1

Total shares acquired	5,685	13,354	3,586	5,811	5,609
Shares redeemed	(982)	(6,293)	(154)	(1,834)	(699)

Net increase (decrease) in shares owned	4,703	7,061	3,432	3,977	4,910
Shares owned, beginning of period	4,430	1,996	0	0	0

Shares owned, end of period	9,133	9,057	3,432	3,977	4,910

Cost of shares acquired	$67	$133	$474	$204	$114

Cost of shares redeemed	$(12)	$(62)	$(19)	$(62)	$(14)

      During the year ended December 31, 2000, transactions in shares were as follows (in thousands, except share data):

	PIC Growth and Income	PIC International Equity	PIC Global Income	PIC Small Cap Value	PIC CORE US Equity	PIC Capital Growth	Calvert Social Small Cap Growth
Shares purchased	57,286	124,684	61,016	61,667	111,499	128,895	11,403
Shares received from reinvestment of dividends	8,603	45,650	8,754	904	30,706	24,523	425

Total shares acquired	65,889	170,334	69,770	62,571	142,205	153,418	11,828
Shares redeemed	(40,194)	(24,597)	(15,525)	(25,973)	(18,406)	(27,402)	(3,540)

Net increase (decrease) in shares owned	25,695	145,737	54,245	36,598	123,799	126,016	8,288
Shares owned, beginning of period	199,873	181,309	75,499	130,298	162,705	254,862	2,937

Shares owned, end of period	225,568	327,046	129,744	166,896	286,504	380,878	11,225

Cost of shares acquired	$965	$2,793	$733	$609	$3,523	$3,837	$168

Cost of shares redeemed	$(571)	$(371)	$(159)	$(263)	$(474)	$(685)	$(50)

	Calvert Social Balanced	MFS Emerging Growth	MFS Research	MFS Investors Trust	MFS Total Return	MFS New Discovery	MFS Utilities
Shares purchased	243,474	80,013	92,982	77,813	47,140	56,815	25,429
Shares received from reinvestment of dividends	13,346	7,304	13,117	1,480	2,675	491	1,248

Total shares acquired	256,820	87,317	106,099	79,293	49,815	57,306	26,677
Shares redeemed	(18,168)	(6,833)	(10,335)	(24,155)	(13,924)	(2,492)	(5,144)

Net increase (decrease) in shares owned	238,652	80,484	95,764	55,138	35,891	54,814	21,533
Shares owned, beginning of period	55,810	92,378	161,214	91,675	34,134	11,782	7,306

Shares owned, end of period	294,462	172,862	256,978	146,813	70,025	66,596	28,839

Cost of shares acquired	$551	$3,157	$2,418	$1,658	$874	$1,011	$637

Cost of shares redeemed	$(39)	$(240)	$(236)	$(509)	$(246)	$(46)	$(124)

	MFS Investors Growth Stock	Oppenheimer Aggresive Growth	Oppenheimer Capital Appreciation	Oppenheimer Main St Growth and Income	Oppenheimer Money Fund	Oppenheimer Strategic Bond	Oppenheimer Global Securities
Shares purchased	33,751	28,662	54,278	98,123	2,709,847	102,645	47,645
Shares received from reinvestment of dividends	0	1,154	5,012	6,087	75,777	11,313	2,737

Total shares acquired	33,751	29,816	59,290	104,210	2,785,624	113,958	50,382
Shares redeemed	(450)	(2,002)	(2,177)	(15,956)	(3,937,201)	(21,353)	(1,404)

Net increase (decrease) in shares owned	33,301	27,814	57,113	88,254	(1,151,577)	92,605	48,978
Shares owned, beginning of period	0	26,609	65,531	78,728	2,384,042	124,304	10,824

Shares owned, end of period	33,301	54,423	122,644	166,982	1,232,465	216,909	59,802

Cost of shares acquired	$474	$2,826	$3,007	$2,434	$2,787	$530	$1,606

Cost of shares redeemed	$(7)	$(195)	$(110)	$(382)	$(3,938)	$(101)	$(48)

	Oppenheimer High Income	Van Eck Hard Asset	Van Eck Real Estate	Van Kampen Emerging Growth	Van Kampen Enterprise	Van Kampen Comstock	Van Kampen Growth and Income
Shares purchased	23,954	1,873	4,200	27,607	32,300	40,647	35,733
Shares received from reinvestment of dividends	612	13	2	0	0	536	1,909

Total shares acquired	24,566	1,886	4,202	27,607	32,300	41,183	37,642
Shares redeemed	(5,550)	(2,047)	(1,263)	(1,001)	(662)	(702)	(3,527)

Net increase (decrease) in shares owned	19,016	(161)	2,939	26,606	31,638	40,481	34,115
Shares owned, beginning of period	5,986	1,017	120	0	0	0	0

Shares owned, end of period	25,002	856	3,059	26,606	31,638	40,481	34,115

Cost of shares acquired	$236	$21	$42	$1,392	$745	$437	$641

Cost of shares redeemed	$(55)	$(23)	$(13)	$(50)	$(16)	$(8)	$(58)

	Van Kampen Strategic Stock	Van Kampen Asset Allocation
Shares purchased	4,785	1,997
Shares received from reinvestment of dividends	0	0

Total shares acquired	4,785	1,997
Shares redeemed	(355)	(1)

Net increase (decrease) in shares owned	4,430	1,996
Shares owned, beginning of period	0	0

Shares owned, end of period	4,430	1,996

Cost of shares acquired	$52	$21

Cost of shares redeemed	$(4)	$0

4.    FINANCIAL HIGHLIGHTS

	As of December 31, 2001			For the Year Ended December 31, 2001
	Units (000's)	Unit Fair Value	Net Assets (000's)	Investment Income Ratio*	Total Return**
PIC Growth and Income	254	$13.27	$3,364	0.60%	(9.5%)
PIC International Equity	328	11.78	3,834	0.70%	(22.6%)
PIC Global Income	93	14.80	1,376	8.26%	4.8%
PIC Small Cap Value	157	17.55	2,735	0.97%	21.7%
PIC CORE U.S. Equity	374	17.52	6,544	0.92%	(10.9%)
PIC Capital Growth	401	20.38	8,181	0.31%	(14.4%)
Calvert Social Small Cap Growth	8	14.64	122	0.00%	10.4%
Calvert Social Balanced	62	13.21	825	4.13%	(6.9%)
MFS Emerging Growth	279	14.52	4,035	0.00%	(33.5%)
MFS Research	400	12.59	5,029	0.01%	(21.2%)
MFS Investors Trust	277	12.59	3,486	0.48%	(16.0%)
MFS Total Return	147	15.07	2,220	1.92%	0.2%
MFS New Discovery	95	16.35	1,545	0.00%	(5.0%)
MFS Utilities	70	10.69	748	3.35%	(24.2%)
MFS Investors Growth Stock	190	6.66	1,264	0.11%	(24.1%)
Oppenheimer Aggressive Growth	238	13.93	3,296	0.97%	(31.3%)
Oppenheimer Capital Appreciation	374	17.34	6,496	0.60%	(12.6%)
Oppenheimer Main Street Growth and Income	365	12.46	4,541	0.51%	(10.2%)
Oppenheimer Money Fund	2,325	1.31	3,019	3.52%	3.9%
Oppenheimer Strategic Bond	147	11.86	1,751	2.62%	4.8%
Oppenheimer Global Securities	182	14.15	2,590	0.64%	(12.0%)
Oppenheimer High Income	51	9.89	509	7.28%	2.0%
Van Eck Hard Asset	0	11.64	3	1.66%	(10.4%)
Van Eck Real Estate	2	12.43	25	3.94%	5.3%
Van Kampen Emerging Growth	467	5.05	2,352	0.08%	(31.5%)
Van Kampen Enterprise	224	6.24	1,397	0.14%	(20.4%)
Van Kampen Comstock	214	12.82	2,740	0.00%	(2.5%)
Van Kampen Growth and Income	222	10.58	2,352	0.04%	(5.8%)
Van Kampen Strategic Stock	9	11.83	108	1.63%	1.1%
Van Kampen Asset Allocation	9	9.61	91	2.21%	(1.6%)
Fidelity Index 500	51	8.77	446	0.03%	(12.2	%)(a)
Fidelity Growth	16	8.17	133	0.00%	(17.7	%)(a)
Fidelity ContraFund	11	8.91	98	0.01%	(12.4	%)(a)

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses such as mortality and expense charges. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

**These amounts represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date of that investment option in the variable account.

The presentation of an expense ratio, which would include mortality and expense risk charges as described in Footnote 2, has been excluded from this financial highlights table. Such expenses are assessed through a direct charge to contract owners' accounts and are included in the Statement of Changes in Net Assets.

(a)
Start date of January 3, 2001

5.    RELATED PARTY TRANSACTIONS

        Contract owners' net payments represent premiums received from policyholders less certain deductions made by Protective Life in accordance with policy terms. These deductions include, where appropriate, tax, surrender, cost of insurance protection and administrative charges. These deductions are made to the individual policies in accordance with the terms governing each policy as set forth in the policy.

        Protective Life offers a loan privilege to contract owners. Contract owners may obtain loans using the contract as the only security for the loan. Loans may be subject to provisions of The Internal Revenue Code of 1986, as amended. Loans outstanding approximated $1.6 million and $1.1 million at December 31, 2001 and 2000, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Directors and Share Owner
Protective Life Insurance Company
Birmingham, Alabama

        In our opinion, the consolidated financial statements listed in the index on page F-1 of this Form S-6 present fairly, in all material respects, the financial position of Protective Life Insurance Company and Subsidiaries at December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedules listed in the index on page F-1 present fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedules are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        As discussed in Note A of the Notes to the Consolidated Financial Statements, effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities".

PricewaterhouseCoopers LLP

Birmingham, Alabama
March 1, 2002

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)

	Year Ended December 31
	2001	2000	1999
REVENUES
Premiums and policy fees	$1,389,819	$1,175,943	$861,021
Reinsurance ceded	(771,151)	(686,108)	(462,297)

Net of reinsurance ceded	618,668	489,835	398,724
Net investment income	839,103	692,081	617,829
Realized investment gains (losses):
Derivative financial instruments	(1,718)	2,157	3,425
All other investments	(6,123)	(16,756)	1,335
Other income	38,578	35,194	22,599

	1,488,508	1,202,511	1,043,912

BENEFITS AND EXPENSES
Benefits and settlement expenses (net of reinsurance ceded: 2001 — $609,996; 2000 — $538,291; 1999 — $344,474)	972,624	760,778	629,656
Amortization of deferred policy acquisition costs	147,058	143,180	96,689
Amortization of goodwill	2,827	2,514
Other operating expenses (net of reinsurance ceded: 2001 — $167,243; 2000 — $223,498; 1999 — $150,570)	152,041	121,417	130,954

	1,274,550	1,027,889	857,299

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	213,958	174,622	186,613
INCOME TAX EXPENSE
Current	118,421	12,180	43,945
Deferred	(47,964)	49,298	24,046

	70,457	61,478	67,991

Net income from continuing operations before cumulative effect of change in accounting principle	143,501	113,144	118,622
Income (loss) from discontinued operations, net of income tax	(10,748)	10,891	9,636
Loss from sale of discontinued operations, net of income tax	(17,754)
Net income before cumulative effect of change in accounting principle	114,999	124,035	128,258
Cumulative effect of change in accounting principle, net of income tax	(8,341)

NET INCOME	$106,658	$124,035	$128,258

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands, except per share amounts)

	December 31
	2001	2000
ASSETS
Investments:
Fixed maturities, at market (amortized cost: 2001 — $9,719,057; 2000 — $7,463,700)	$9,812,091	$7,390,110
Equity securities, at market (cost: 2001 — $62,051; 2000 — $44,450)	60,493	41,792
Mortgage loans on real estate	2,512,844	2,268,224
Investment real estate, net of accumulated depreciation (2001 — $1,452; 2000 — $1,226)	24,173	12,566
Policy loans	521,840	230,527
Other long-term investments	100,686	66,646
Short-term investments	228,396	172,699

Total investments	13,260,523	10,182,564
Cash	107,166	33,517
Accrued investment income	158,841	121,996
Accounts and premiums receivable, net of allowance for uncollectible amounts (2001 — $3,025; 2000 — $2,195)	55,809	72,189
Reinsurance receivables	2,173,987	1,099,574
Deferred policy acquisition costs	1,532,683	1,189,380
Goodwill, net	35,992	241,831
Property and equipment, net	46,337	51,166
Other assets	219,355	120,874
Receivable from related parties		4,768
Assets related to separate accounts:
Variable Annuity	1,910,651	1,841,439
Variable Universal Life	77,162	63,504
Other	3,997	3,746

	$19,582,503	$15,026,548

LIABILITIES
Policy liabilities and accruals:
Future policy benefits and claims	$6,974,685	$5,033,397
Unearned premiums	901,653	935,605

Total policy liabilities and accruals	7,876,338	5,969,002
Stable value contract deposits	3,716,530	3,177,863
Annuity deposits	3,248,218	1,916,894
Other policyholders' funds	132,124	125,336
Other liabilities	410,621	324,901
Accrued income taxes	125,835	(10,932)
Deferred income taxes	72,403	72,065
Note payable	2,291	2,315
Indebtedness to related parties	6,000	10,000
Securities sold under repurchase agreements	117,000
Liabilities related to separate accounts:
Variable Annuity	1,910,651	1,841,439
Variable Universal Life	77,162	63,504
Other	3,997	3,746

Total liabilities	17,699,170	13,496,133

COMMITMENTS AND CONTINGENT LIABILITIES — NOTE G
SHARE-OWNER'S EQUITY
Preferred Stock, $1.00 par value, shares authorized and issued: 2,000, liquidation preference $2,000	2	2
Common Stock, $1.00 par value, shares authorized and issued: 5,000,000	5,000	5,000
Additional paid-in capital	785,419	632,805
Note receivable from PLC Employee Stock Ownership Plan	(4,499)	(4,841)
Retained earnings	1,044,243	948,819
Accumulated other comprehensive income
Net unrealized gains (losses) on investments (net of income tax: 2001 — $28,629; 2000 — $(27,661))	53,168	(51,370)

Total share-owner's equity	1,883,333	1,530,415

	$19,582,503	$15,026,548

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY

(Dollars in thousands, except per share amounts)

	Preferred Stock	Common Stock	Additional Paid-In Capital	Note Receivable From PLC ESOP	Retained Earnings	Net Unrealized Gains (Losses) on Investments	Total Share- Owner's Equity
Balance, December 31, 1998	$2	$5,000	$327,992	$(5,199)	$686,519	$55,057	$1,069,371

Net income for 1999					128,258		128,258
Change in net unrealized gains/losses on investments (net of income tax — $(106,638))						(198,043)	(198,043)
Reclassification adjustment for amounts included in net income (net of income tax — $(1,666))						(3,094)	(3,094)

Comprehensive loss for 1999							(72,879)

Decrease in note receivable from PLC ESOP				51			51

Balance, December 31, 1999	2	5,000	327,992	(5,148)	814,777	(146,080)	996,543

Net income for 2000					124,035		124,035
Change in net unrealized gains/losses on investments (net of income tax — $45,887)						85,221	85,221
Reclassification adjustment for amounts included in net income (net of income tax — $5,110)						9,489	9,489

Comprehensive income for 2000							218,745

Capital contribution			81,000				81,000
Transfer of subsidiaries from PLC (see Note A)			223,813		10,007		233,820
Decrease in note receivable from PLC ESOP				307			307

Balance, December 31, 2000	2	5,000	632,805	(4,841)	948,819	(51,370)	1,530,415

Net income for 2001					106,658		106,658
Change in net unrealized gains/losses on investments (net of income tax — $52,019)						96,607	96,607
Reclassification adjustment for amounts included in net income (net of income tax — $2,143)						3,980	3,980
Transition adjustment on derivative financial instruments (net of income tax — $2,127)						3,951	3,951

Comprehensive income for 2001							211,196

Capital contribution			134,000				134,000
Common dividend — transfer of subsidiary to PLC (see note H)					(2,052)		(2,052)
Preferred dividend					(1,000)		(1,000)
Transfer of subsidiaries from PLC (see Note A)			18,614		(8,182)		10,432
Decrease in note receivable from PLC ESOP				342			342

Balance, December 31, 2001	$2	$5,000	$785,419	$(4,499)	$1,044,243	$53,168	$1,883,333

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

	December 31
	2001	2000	1999
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$106,658	$124,035	$128,258
Adjustments to reconcile net income to net cash provided by operating activities:
Realized investment (gains) losses	7,841	14,599	(4,760)
Amortization of deferred policy acquisition costs	154,383	149,574	104,913
Amortization of goodwill	8,328	3,867
Capitalization of deferred policy acquisition costs	(317,626)	(338,685)	(239,483)
Loss from sale of discontinued operations	17,754
Depreciation expense	11,651	9,581	10,513
Deferred income taxes	(40,970)	55,161	24,234
Accrued income taxes	139,017	13,265	(14,841)
Interest credited to universal life and investment products	944,098	766,004	331,746
Policy fees assessed on universal life and investment products	(222,415)	(197,581)	(165,818)
Change in accrued investment income and other receivables	(241,230)	(160,488)	(119,183)
Change in policy liabilities and other policyholder funds of traditional life and health products	443,023	508,454	215,201
Change in other liabilities	138,190	1,809	67,552
Other (net)	8,764	(34,626)	(5,526)

Net cash provided by operating activities	1,157,466	914,969	332,806

CASH FLOWS FROM INVESTING ACTIVITIES
Maturities and principal reduction of investments:
Investments available for sale	3,062,262	12,828,276	9,973,742
Other	283,181	133,814	243,280
Sale of investments:
Investments available for sale	8,943,123	810,716	537,343
Other	0	5,222	267,892
Cost of investments acquired:
Investments available for sale	(13,647,757)	(14,384,625)	(10,625,354)
Corporate owned life insurance	(100,000)
Other	(378,520)	(463,909)	(864,100)
Acquisitions and bulk reinsurance assumptions	(118,557)	(141,040)	46,508
Purchase of property and equipment	(10,099)	(5,085)	(18,075)
Sale of discontinued operations, net of cash transferred	216,031
Sale of property and equipment	70		151

Net cash used in investing activities	(1,750,266)	(1,216,631)	(438,613)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under line of credit arrangements and long-term debt	2,574,954	2,197,800	4,351,177
Capital contribution from PLC	134,000	81,000
Principal payments on line of credit arrangements and long-term debt	(2,457,979)	(2,197,823)	(4,351,203)
Principal payment on surplus note to PLC	(4,000)	(4,000)	(4,000)
Dividends to share owner	(1,000)
Investment product deposits and change in universal life deposits	1,735,653	1,811,484	1,300,736
Investment product withdrawals	(1,315,179)	(1,553,282)	(1,190,903)

Net cash provided by financing activities	666,449	335,179	105,807

INCREASE IN CASH	73,649	33,517	0
CASH AT BEGINNING OF YEAR	33,517	0	0

CASH AT END OF YEAR	$107,166	$33,517	$0

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the year:
Interest on debt	$1,390	$3,310	$5,611
Income taxes	$27,395	$25,638	$56,192
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Reduction of principal on note from ESOP	$342	$307	$51
Acquisitions, related reinsurance transactions and subsidiary transfer
Assets acquired	$2,549,484	$759,067	$12,502
Liabilities assumed	(2,430,927)	(384,207)	(12,502)
Equity from subsidiary transfers (see Note A)	(10,432)	(233,820)	0

Net	$108,125	$141,040	$0

See notes to consolidated financial statements

PROTECTIVE LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(All dollar amounts in tables are in thousands)

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

        The accompanying consolidated financial statements of Protective Life Insurance Company and subsidiaries (Protective) are prepared on the basis of accounting principles generally accepted in the United States of America. Such accounting principles differ from statutory reporting practices used by insurance companies in reporting to state regulatory authorities. (See also Note B.)

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make various estimates that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities, as well as the reported amounts of revenues and expenses. Actual results could differ from these estimates.

    Entities Included

        The consolidated financial statements include the accounts, after intercompany eliminations, of Protective Life Insurance Company and its wholly-owned subsidiaries. Protective is a wholly-owned subsidiary of Protective Life Corporation (PLC), an insurance holding company.

        On October 1, 2000, PLC transferred its ownership of twenty companies (that market prepaid dental products) to Protective. This transfer was accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases (including approximately $200 million of goodwill). In addition, Protective's share-owner's equity was adjusted by an amount equal to the companies' share-owner's equity at October 1, 2000.

        On May 1, 2001, PLC transferred its ownership of another five companies (that market prepaid dental products) to Protective. This transfer was also accounted for in a manner similar to that in pooling-of-interests accounting, which resulted in the assets and liabilities of these companies being transferred at amounts equal to PLC's bases. Protective's share-owner's equity was also adjusted by an amount equal to the companies' share-owner's equity at May 1, 2001.

        The results of operations of these companies have been included in the accompanying financial statements since the effective date of the transfer.

        On December 31, 2001, Protective sold substantially all of the companies transferred from PLC as part of the sale of the Dental Benefits Division. For more information see the discussion under the heading "Discontinued Operations" included in Note A herein.

    Nature of Operations

        Protective provides financial services through the production, distribution, and administration of insurance and investment products. Protective markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities, and extended service contracts throughout the United States. Protective also maintains a separate division devoted to the acquisition of insurance policies from other companies.

        The operating results of companies in the insurance industry have historically been subject to significant fluctuations due to changing competition, economic conditions, interest rates, investment performance, insurance ratings, claims, persistency, and other factors.

    Recently Issued Accounting Standards

        On January 1, 2001, Protective adopted Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities". SFAS No. 133, as amended by SFAS Nos. 137 and 138, requires Protective to record all derivative financial instruments, at fair value on the balance sheet. Changes in fair value of a derivative instrument are reported in net income or other comprehensive income, depending on the designated use of the derivative instrument. The adoption of SFAS No. 133 resulted in a cumulative charge to net income, net of income tax, of $8.3 million and a cumulative after-tax increase to other comprehensive income of $4.0 million on January 1, 2001. The charge to net income and increase to other comprehensive income primarily resulted from the recognition of derivative instruments embedded in Protective's corporate bond portfolio. In addition, the charge to net income includes the recognition of the ineffectiveness on existing hedging relationships including the difference in spot and forward exchange rates related to foreign currency swaps used as an economic hedge of foreign-currency-denominated stable value contracts. Prospectively, the adoption of SFAS No. 133 may introduce volatility into Protective's reported net income and other comprehensive income depending on future market conditions and Protective's hedging activities.

        In September 2000, the Financial Accounting Standards Board (FASB) issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125". SFAS No. 140 revises the standards for accounting for securitizations and other transfers of financial assets. This statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The adoption of this accounting standard did not have a material effect on Protective's financial position or results of operations.

        In June 2001, the FASB issued SFAS Nos. 141, "Business Combinations", and 142, "Goodwill and Other Intangible Assets". SFAS No. 141 requires that business combinations initiated after June 30, 2001, be accounted for using the purchase method. SFAS No. 142 revises the standards for accounting for acquired goodwill and other intangible assets. The standard replaces the requirement to amortize goodwill with one that calls for an annual impairment test, among other provisions. SFAS No. 142 is effective for fiscal years beginning after December 15, 2001, and effective for any goodwill or intangible asset acquired after June 30, 2001. Protective expects the adoption of SFAS No. 142 to result in the elimination of up to $2.8 million of goodwill amortization in 2002.

        In August 2001, the FASB issued SFAS No. 143, "Accounting for Asset Retirement Obligations". SFAS No. 143 requires that companies record the fair value of a liability for an asset retirement obligation in the period in which the liability is incurred. The Statement is effective for fiscal years beginning after June 15, 2002. Protective does not expect the adoption of SFAS No. 143 to have a material effect on Protective's financial position or results of operations.

        In October 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 requires that the same accounting model be used for long-lived assets to be disposed of by sales, whether previously held and used or newly acquired, expands the use of discontinued operations accounting to include more types of transactions and changes the timing of when discontinued operations accounting is applied. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. Protective does not expect the adoption of SFAS No. 144 to have a material effect on Protective's financial position or results of operations.

    Investments

        Protective has classified all of its investments in fixed maturities, equity securities, and short-term investments as "available for sale."

        Investments are reported on the following bases less allowances for uncollectible amounts on investments, if applicable:

  •
  Fixed maturities (bonds, and redeemable preferred stocks) — at current market value. Where market values are unavailable, Protective obtains estimates from independent pricing services or estimates market value based upon a comparison to quoted issues of the same issuer or issues of other issuers with similar terms and risk characteristics.

  •
  Equity securities (common and nonredeemable preferred stocks) — at current market value.

  •
  Mortgage loans — at unpaid balances, adjusted for loan origination costs, net of fees, and amortization of premium or discount.

  •
  Investment real estate — at cost, less allowances for depreciation computed on the straight-line method. With respect to real estate acquired through foreclosure, cost is the lesser of the loan balance plus foreclosure costs or appraised value.

  •
  Policy loans — at unpaid balances.

  •
  Other long-term investments — at a variety of methods similar to those listed above, as deemed appropriate for the specific investment.

  •
  Short-term investments — at cost, which approximates current market value.

        Substantially all short-term investments have maturities of three months or less at the time of acquisition and include approximately $0.6 million in bank deposits voluntarily restricted as to withdrawal.

        As prescribed by SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," certain investments are recorded at their market values with the resulting unrealized gains and losses reduced by a related adjustment to deferred policy acquisition costs, net of income tax, reported as a component of share-owner's equity. The market values of fixed maturities increase or decrease as interest rates fall or rise. Therefore, although the application of SFAS No. 115 does not affect Protective's operations, its reported share-owner's equity will fluctuate significantly as interest rates change.

        Protective's balance sheets at December 31, prepared on the basis of reporting investments at amortized cost rather than at market values, are as follows:

	2001	2000
Total investments	$13,157,623	$10,258,809
Deferred policy acquisition costs	1,553,786	1,192,696
All other assets	4,789,297	3,654,604

	$19,500,706	$15,106,109

Deferred income taxes	$43,774	$100,256
All other liabilities	17,626,767	13,424,068

	17,670,541	13,524,324
Share-owner's equity	1,830,165	1,581,785

	$19,500,706	$15,106,109

        Realized gains and losses on sales of investments are recognized in net income using the specific identification basis.

    Derivative Financial Instruments

        Protective utilizes a risk management strategy that incorporates the use of derivative instruments, primarily to reduce its exposure to interest rate risk as well as currency exchange risk.

        Combinations of interest rate swap contracts, options and futures contracts are sometimes used as hedges against changes in interest rates for certain investments, primarily outstanding mortgage loan commitments and mortgage-backed securities. Interest rate swap contracts generally involve the exchange of fixed and variable rate interest payments between two parties, based on a common notional principal amount and maturity date. Interest rate futures generally involved exchange traded contracts to buy or sell treasury bonds and notes in the future at specified prices. Interest rate options represent contracts that allow the holder of the option to receive cash or purchase, sell or enter into a financial instrument at a specified price within a specified period of time. Protective uses foreign currency swaps to reduce its exposure to currency exchange risk on certain stable value contracts denominated in foreign currencies, primarily the European euro and the British pound.

        Derivative instruments expose Protective to credit and market risk. Protective minimizes its credit risk by entering into transactions with highly rated counterparties. Protective manages the market risk associated with interest rate and foreign exchange contracts by establishing and monitoring limits as to the types and degrees of risk that may be undertaken.

        Protective monitors its use of derivatives in connection with its overall asset/liability management programs and procedures. Protective's asset/liability committee is responsible for implementing various hedging strategies that are developed through its analysis of data from financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into Protective's overall interest rate and currency exchange risk management strategies.

        All derivatives are recognized on the balance sheet (other long-term investments or other liabilities) at their fair value (primarily estimates from independent pricing services). On the date the derivative contract is entered into, Protective designates the derivative as (1) a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (3) as a derivative either held for investment purposes or held as a natural hedging instrument designed to act as an economic hedge against the changes in value or cash flows of a hedged item ("other" derivative). Changes in the fair value of a derivative that is highly effective as — and that is designated and qualifies as — a fair-value hedge, along with the loss or gain on the hedged asset or liability that is attributable to the hedged risk (including losses or gains on firm commitments), are recorded in current-period earnings. Changes in the fair value of a derivative that is highly effective as — and that is designated and qualified as — a cash-flow hedge are recorded in other comprehensive income, until earnings are affected by the variability of cash flows. Changes in the fair value of other derivatives are recognized in current earnings and reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Protective formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives that are designated as fair-value or cash-flow hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. Protective also formally assesses, both at the hedge's inception and on an ongoing basis, whether the derivatives that are used in hedging transactions are highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not highly effective as a hedge or that it has ceased to be a highly effective hedge, Protective discontinues hedge accounting prospectively, as discussed below.

        Protective discontinues hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item (including firm commitments or forecasted transactions); (2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is dedesignated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; (4) because a hedged firm commitment no longer meets the definition of a firm commitment; or (5) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

        When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair-value hedge, the derivative will continue to be carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting is discontinued because the hedged item no longer meets the definition of a firm commitment, the derivative will continue to be carried on the balance sheet at its fair value, and any asset or liability that was recorded pursuant to recognition of the firm commitment will be removed from the balance sheet and recognized as a gain or loss in current-period earnings. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income will remain therein until such time as they are reclassified to earnings as originally forecasted to occur. In all situations in which hedge accounting is discontinued, the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current-period earnings.

        Fair-Value Hedges.  Protective has designated, as a fair value hedge, callable interest rate swaps used to modify the interest characteristics of certain stable value contracts. In assessing hedge effectiveness, Protective excludes the embedded call option's time value component from each derivative's total gain or loss. In 2001, total measured ineffectiveness for the fair value hedging relationships was insignificant while the excluded time value component resulted in a pre-tax gain of $1.3 million. Both the measured ineffectiveness and the excluded time value component are reported in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Cash-Flow Hedges.  Protective has not designated any hedging relationships as a cash flow hedge.

        Other Derivatives.  Protective uses certain interest rate swaps, caps, floors, swaptions, options and futures contracts as economic hedges against the changes in value or cash flows of outstanding mortgage loan commitments and certain owned investments. In 2001, Protective recognized total pre-tax losses of $1.2 million representing the change in fair value of these derivative instruments.

        On its foreign currency swaps, Protective recognized a $8.2 million pre-tax loss in 2001 while recognizing a $11.2 million foreign exchange pre-tax gain on the related foreign-currency-denominated stable value contracts. The net gain primarily results from the difference in the forward and spot exchange rates used to revalue the currency swaps and the stable value contracts, respectively. This net gain is reflected in Realized Investment Gains (Losses) — Derivative Financial Instruments in Protective's consolidated statements of income.

        Protective has entered into asset swap arrangements to effectively sell the equity options embedded in owned convertible bonds in exchange for an interest rate swap that converts the remaining host bond to a variable rate instrument. In 2001, Protective recognized a $12.2 million pre-tax gain for the change in the asset swaps' fair value and recognized a $16.9 million pre-tax loss to separately record the embedded equity options at fair value.

        At December 31, 2001, contracts with a notional amount of $4,485.1 million were in a $1.6 million net loss position. At December 31, 2000, contracts with a notional amount of $2,424.3 million were in a $13.0 million net loss position. Protective recognized $2.2 million in realized investment gains related to derivative financial instruments in 2000.

        Protective's derivative financial instruments are with highly rated counterparties.

    Cash

        Cash includes all demand deposits reduced by the amount of outstanding checks and drafts. Protective has deposits with certain financial institutions which exceed federally insured limits. Protective has reviewed the credit worthiness of these financial institutions and believes there is minimal risk of a material loss.

    Deferred Policy Acquisition Costs

        Commissions and other costs of acquiring traditional life and health insurance, credit insurance, universal life insurance, and investment products that vary with and are primarily related to the production of new business have been deferred. Traditional life and health insurance acquisition costs are amortized over the premium-payment period of the related policies in proportion to the ratio of annual premium income to the present value of the total anticipated premium income. Credit insurance acquisition costs are being amortized in proportion to earned premium. Acquisition costs for universal life and investment products are amortized over the lives of the policies in relation to the present value of estimated gross profits before amortization. Under SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," Protective makes certain assumptions regarding the mortality, persistency, expenses, and interest rates (equal to the rate used to compute liabilities for future policy benefits; currently 3.0% to 9.4%) it expects to experience in future periods. These assumptions are to be best estimates and are to be periodically updated whenever actual experience and/or expectations for the future change from that assumed. Additionally, relating to SFAS No. 115, these costs have been adjusted by an amount equal to the amortization that would have been recorded if unrealized gains or losses on investments associated with Protective's universal life and investment products had been realized.

        The cost to acquire blocks of insurance representing the present value of future profits from such blocks of insurance is also included in deferred policy acquisition costs. Protective amortizes the present value of future profits over the premium payment period, including accrued interest of up to approximately 8%. The unamortized present value of future profits for all acquisitions was approximately $523.4 million and $343.6 million at December 31, 2001 and 2000, respectively. During 2001, $221.9 million of present value of future profits was capitalized (relating to acquisitions made during the year) and $42.1 million was amortized. During 2000, $47.3 million of present value of future profits was capitalized, and $44.3 million was amortized.

    Goodwill

        Goodwill is being amortized straight-line over periods ranging from 20 to 40 years. Goodwill at December 31, is as follows:

	2001	2000
Goodwill	$41,363	$260,773
Accumulated amortization	5,371	18,942

	$35,992	$241,831

        Protective periodically evaluates the recoverability of its goodwill by comparing expected future cash flows to the amount of unamortized goodwill. If this evaluation were to indicate the unamortized goodwill is impaired, the goodwill would be reduced to an amount representing the present value of applicable estimated future cash flows. A substantial portion of goodwill was disposed of in connection with the 2001 sale of Protective's Dental Benefits Division.

    Property and Equipment

        Property and equipment are reported at cost. Protective primarily uses the straight-line method of depreciation based upon the estimated useful lives of the assets. Major repairs or improvements are capitalized and depreciated over the estimated useful lives of the assets. Other repairs are expensed as incurred. The cost and related accumulated depreciation of property and equipment sold or retired are removed from the accounts, and resulting gains or losses are included in income.

        Property and equipment consisted of the following at December 31:

	2001	2000
Home office building	$42,980	$41,184
Other, principally furniture and equipment	67,128	66,484

	110,108	107,668
Accumulated depreciation	63,771	56,502

	$46,337	$51,166

    Separate Accounts

        The assets and liabilities related to separate accounts in which Protective does not bear the investment risk are valued at market and reported separately as assets and liabilities related to separate accounts in the accompanying consolidated financial statements.

    Stable Value Contracts Account Balances

        Protective markets guaranteed investment contracts to 401 (k) and other qualified retirement savings plans, and fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds. Protective also sells funding agreements to special purpose entities that in turn issue notes or certificates in smaller, transferable denominations. In a structured program, Protective issues funding agreements to a special purpose trust or entity formed solely to purchase the funding agreements and simultaneously issue certificates or notes having terms substantially identical to the underlying funding agreements. Stable value contract account balances include guaranteed investment contracts and funding agreements issued by Protective, and the obligations of consolidated special purpose trusts or entities formed to purchase funding agreements issued by Protective. At December 31, 2001 and 2000 Protective had $1.7 billion and $1.0 billion of stable value contract account balances marketed through structured programs.

    Revenues and Benefits Expense

  •
  Traditional Life, Health, and Credit Insurance Products — Traditional life insurance products consist principally of those products with fixed and guaranteed premiums and benefits and include whole life insurance policies, term and term-like life insurance policies, limited-payment life insurance policies, and certain annuities with life contingencies. Life insurance and immediate annuity premiums are recognized as revenue when due. Health and credit insurance premiums are recognized as revenue over the terms of the policies. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contracts. This is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

  Liabilities for future policy benefits on traditional life insurance products have been computed using a net level method including assumptions as to investment yields, mortality, persistency, and other assumptions based on Protective's experience, modified as necessary to reflect anticipated trends and to include provisions for possible adverse deviation. Reserve investment yield assumptions are graded and range from 2.5% to 7.0%. The liability for future policy benefits and claims on traditional life, health, and credit insurance products includes estimated unpaid claims that have been reported to Protective and claims incurred but not yet reported. Policy claims are charged to expense in the period that the claims are incurred.

        Activity in the liability for unpaid claims is summarized as follows:

	2001	2000	1999
Balance beginning of year	$109,973	$120,575	$90,332
Less reinsurance	25,830	47,661	20,019

Net balance beginning of year	84,143	72,914	70,313

Incurred related to:
Current year	383,371	311,633	311,002
Prior year	(1,080)	(4,489)	(5,574)

Total incurred	382,291	307,144	305,428

Paid related to:
Current year	312,748	241,566	264,298
Prior year	81,220	60,972	40,197

Total paid	393,968	302,538	304,495

Other changes:
Acquisitions and reserve transfers	(6,166)	6,623	1,668

Net balance end of year	66,300	84,143	72,914
Plus reinsurance	33,723	25,830	47,661

Balance end of year	$100,023	$109,973	$120,575

  •
  Universal Life and Investment Products — Universal life and investment products include universal life insurance, guaranteed investment contracts, deferred annuities, and annuities without life contingencies. Revenues for universal life and investment products consist of policy fees that have been assessed against policy account balances for the costs of insurance, policy administration, and surrenders. Benefit reserves for universal life and investment products represent policy account balances before applicable surrender charges plus certain deferred policy initiation fees that are recognized in income over the term of the policies. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policy account balances and interest credited to policy account balances. Interest credit rates for universal life and investment products ranged from 3.0% to 9.4% in 2001.

        Protective's accounting policies with respect to variable universal life and variable annuities are identical except that policy account balances (excluding account balances that earn a fixed rate) are valued at market and reported as components of assets and liabilities related to separate accounts.

    Income Taxes

        Protective uses the asset and liability method of accounting for income taxes. Income tax provisions are generally based on income reported for financial statement purposes. Deferred federal income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the deferral of policy acquisition costs and the provision for future policy benefits and expenses.

    Discontinued Operations

        On December 31, 2001, Protective completed the sale to Fortis, Inc. of substantially all of its Dental Benefits Division (Dental Division), and discontinued other remaining Dental Division related operations, primarily other health insurance lines.

        The operating results and charges related to the sale of the Dental Division at December 31 are as follows:

	2001	2000	1999
Total revenues	$346,315	$254,547	$210,405

Income (loss) before
income taxes from discontinued operations	$(13,983)	$17,484	$14,824
Income tax (expense)
Benefit	3,235	(6,593)	(5,188)

Income (loss) from discontinued operations	$(10,748)	$10,891	$9,636

Gain from sale of discontinued operations before income tax	$27,221
Income tax expense related to sale	(44,975)

Loss from sale of discontinued operations	$(17,754)

        Remaining assets and liabilities at December 31, 2001 related to the business sold to Fortis, Inc. consist of reinsurance receivables and policy liabilities and accruals of approximately $51.2 million. Assets and liabilities related to the other discontinued lines of business of approximately $11.1 million and $14.3 million, respectively, remain at December 31, 2001.

    Reclassifications

        Certain reclassifications have been made in the previously reported financial statements and accompanying notes to make the prior year amounts comparable to those of the current year. Such reclassifications had no effect on previously reported net income, total assets, or share-owners' equity.

NOTE B — RECONCILIATION WITH STATUTORY REPORTING PRACTICES

        Financial statements prepared in conformity with accounting principles generally accepted in the United States of America differ in some respects from the statutory accounting practices prescribed or permitted by insurance regulatory authorities. The most significant differences are as follows: (a) acquisition costs of obtaining new business are deferred and amortized over the approximate life of the policies rather than charged to operations as incurred; (b) benefit liabilities are computed using a net level method and are based on realistic estimates of expected mortality, interest, and withdrawals as adjusted to provide for possible unfavorable deviation from such assumptions; (c) deferred income taxes are provided for temporary differences between financial and taxable earnings; (d) the Asset Valuation Reserve and Interest Maintenance Reserve are restored to share-owner's equity; (e) furniture and equipment, agents' debit balances, and prepaid expenses are reported as assets rather than being charged directly to surplus (referred to as nonadmitted assets); (f) certain items of interest income, such as mortgage and bond discounts, are amortized differently; and (g) bonds are recorded at their market values instead of amortized cost. The National Association of Insurance Commissioners (NAIC) has adopted the Codification of Statutory Accounting Principles (Codification). Codification changed statutory accounting rules in several areas and was effective January 1, 2001. The adoption of Codification did not have a material effect on Protective's statutory capital.

        The reconciliations of net income and share-owner's equity prepared in conformity with statutory reporting practices to that reported in the accompanying consolidated financial statements are as follows:

	Net Income			Share-Owner's Equity
	2001	2000	1999	2001	2000	1999
In conformity with statutory reporting practices:(1)	$163,181	$66,694	$75,114	$775,138	$628,274	$567,634
Additions (deductions) by adjustment:
Deferred policy acquisition costs, net of amortization	163,243	157,617	120,644	1,532,683	1,189,380	1,011,524
Deferred income tax	47,964	(52,580)	(25,675)	(74,083)	(72,065)	32,335
Asset Valuation Reserve				108,062	103,853	41,104
Interest Maintenance Reserve	(10,444)	(3,540)	(226)	16,959	9,715	19,328
Nonadmitted items				139,500	97,447	51,350
Other timing and valuation adjustments	(33,456)	(43,757)	72,527	(334,198)	(204,985)	(467,130)
Discontinued operations	(193,688)
Noninsurance affiliates	19,022	21,276	20,698
Consolidation elimination	(49,164)	(21,675)	(134,824)	(280,728)	(221,204)	(259,602)

In conformity with generally accepted accounting principles	$106,658	$124,035	$128,258	$1,883,333	$1,530,415	$996,543

(1)	Consolidated

        As of December 31, 2001, Protective and its insurance subsidiaries had on deposit with regulatory authorities, fixed maturity and short-term investments with a market value of approximately $81.9 million.

NOTE C — INVESTMENT OPERATIONS

        Major categories of net investment income for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$609,578	$529,990	$462,295
Equity securities	2,247	2,532	775
Mortgage loans	208,830	177,917	172,027
Investment real estate	2,094	2,027	1,949
Policy loans	31,763	14,977	15,994
Other, principally short-term investments	36,695	12,532	19,504

	891,207	739,975	672,544
Investment expenses	52,104	47,894	54,715

	$839,103	$692,081	$617,829

        Realized investment gains (losses) for all other investments for the years ended December 31 are summarized as follows:

	2001	2000	1999
Fixed maturities	$(4,693)	$(14,787)	$8,327
Equity securities	2,462	1,685	(3,371)
Mortgage loans and other investments	(3,892)	(3,654)	(3,621)

	$(6,123)	$(16,756)	$1,335

        In 2001, gross gains on the sale of investments available for sale (fixed maturities, equity securities and short-term investments) were $62.5 million and gross losses were $68.1 million. In 2000, gross gains were $8.7 million and gross losses were $28.4 million. In 1999, gross gains were $44.1 million and gross losses were $32.3 million. During 2001, Protective recorded other than temporary impairments in its investments of $12.6 million.

        Realized investment gains (losses) for derivative financial instruments for the years ended December 31 are summarized as follows:

	2001	2000	1999
Derivative financial instruments	$(1,718)	$2,157	$3,425

        The amortized cost and estimated market values of Protective's investments classified as available for sale at December 31 are as follows:

2001	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$3,709,118	$84,965	$33,759	$3,760,324
United States Government and authorities	98,967	4,088	0	103,055
States, municipalities, and political subdivision	94,022	4,009	0	98,031
Public utilities	807,773	19,763	4,860	822,676
Convertibles and bonds with warrants	96,951	7,423	6,184	98,190
All other corporate bonds	4,910,614	117,092	99,500	4,928,206
Redeemable preferred stocks	1,612	0	3	1,609

	9,719,057	237,340	144,306	9,812,091
Equity securities	62,051	3,565	5,123	60,493
Short-term investments	228,396	0	0	228,396

	$10,009,504	$240,905	$149,429	$10,100,980

2000	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Values
Fixed maturities:
Bonds:
Mortgage-backed securities	$2,915,813	$49,372	$33,173	$2,932,012
United States Government and authorities	95,567	2,662	0	98,229
States, municipalities, and political subdivision	88,222	3,408	0	91,630
Public utilities	631,698	7,803	5,591	633,910
Convertibles and bonds with warrants	69,013	11,277	12,145	68,145
All other corporate bonds	3,662,586	49,536	146,732	3,565,390
Redeemable preferred stocks	801	0	7	794

	7,463,700	124,058	197,648	7,390,110
Equity securities	44,450	2,761	5,419	41,792
Short-term investments	172,699	0	0	172,699

	$7,680,849	$126,819	$203,067	$7,604,601

        The amortized cost and estimated market values of fixed maturities at December 31, by expected maturity, are shown as follows. Expected maturities are derived from rates of prepayment that may differ from actual rates of prepayment.

2001	Amortized Cost	Estimated Market Values
Due in one year or less	$896,159	$899,666
Due after one year through five years	3,253,264	3,318,537
Due after five years through ten years	2,199,562	2,228,012
Due after ten years	3,370,072	3,365,876

	$9,719,057	$9,812,091

        At December 31, 2001 and 2000, Protective had bonds which were rated less than investment grade of $421.3 million and $226.5 million, respectively, having an amortized cost of $499.9 million and $306.0 million, respectively. At December 31, 2001, approximately $63.3 million of the bonds rated less than investment grade were securities issued in company-sponsored commercial mortgage loan securitizations. Approximately $1,762.2 million of bonds are not publicly traded.

        The change in unrealized gains (losses), net of income tax, on fixed maturity and equity securities for the years ended December 31 is summarized as follows:

	2001	2000	1999
Fixed maturities	$108,307	$109,625	$(217,901)
Equity securities	715	(820)	973

        At December 31, 2001, all of Protective's mortgage loans were commercial loans of which 75% were retail, 10% were apartments, 7% were office buildings, and 7% were warehouses, and 1% other. Protective specializes in making mortgage loans on either credit-oriented or credit-anchored commercial properties, most of which are strip shopping centers in smaller towns and cities. No single tenant's leased space represents more than 3.5% of mortgage loans. Approximately 76% of the mortgage loans are on properties located in the following states listed in decreasing order of significance: Texas, Tennessee, Georgia, Alabama, North Carolina, South Carolina, Florida, Virginia, California, Mississippi, Washington, Kentucky, and Ohio.

        Many of the mortgage loans have call provisions after 3 to 10 years. Assuming the loans are called at their next call dates, approximately $153.4 million would become due in 2002, $560.4 million in 2003 to 2006, and $392.5 million in 2007 to 2011, and $46.7 million thereafter.

        At December 31, 2001, the average mortgage loan was approximately $2.1 million, and the weighted average interest rate was 7.6%. The largest single mortgage loan was $18.8 million.

        For several years Protective has offered a type of commercial mortgage loan under which Protective will permit a slightly higher loan-to-value ratio in exchange for a participating interest in the cash flows from the underlying real estate. As of December 31, 2001 and 2000, approximately $548.4 million and $572.2 million respectively, of Protective's mortgage loans have this participation feature.

        At December 31, 2001 and 2000, Protective's problem mortgage loans (over ninety days past due) and foreclosed properties totaled $29.6 million and $20.6 million, respectively. Since Protective's mortgage loans are collateralized by real estate, any assessment of impairment is based upon the estimated fair value of the real estate. Based on Protective's evaluation of its mortgage loan portfolio, Protective does not expect any material losses on its mortgage loans.

        Certain investments with a carrying value of $62.5 million were non-income producing for the twelve months ended December 31, 2001.

        Policy loan interest rates generally range from 4.0% to 8.0%.

        On December 31, 2001, Protective Life Insurance Company had $117.0 million of securities sold under repurchase agreements with an interest rate of 2.0%. The agreement to repurchase liability is recorded as securities sold under repurchase agreements.

NOTE D — FEDERAL INCOME TAXES

        Protective's effective income tax rate varied from the maximum federal income tax rate as follows:

	2001	2000	1999
Statutory federal income tax rate applied to pretax income	35.0%	35.0%	35.0%
Dividends received deduction and tax-exempt interest	(1.7)	(0.6)	(0.1)
Low-income housing credit	(0.5)	(0.4)	(0.5)
Other	(0.1)	0.0	0.4
State income taxes	0.2	1.2	1.6

Effective income tax rate	32.9%	35.2%	36.4%

        The provision for federal income tax differs from amounts currently payable due to certain items reported for financial statement purposes in periods which differ from those in which they are reported for income tax purposes.

        Details of the deferred income tax provision for the years ended December 31 are as follows:

	2001	2000	1999
Deferred policy acquisition costs	$81,015	$41,533	$44,546
Benefits and other policy liability changes	(127,189)	10,969	(27,158)
Temporary differences of investment income.	7,145	(3,333)	6,655
Other items	(8,935)	129	3

	$(47,964)	$49,298	$24,046

        The components of Protective's net deferred income tax liability as of December 31 were as follows:

	2001	2000
Deferred income tax assets:
Policy and policyholder liability reserves	$334,876	$205,815
Other	10,893	1,959

	345,769	207,774

Deferred income tax liabilities:
Deferred policy acquisition costs	379,072	302,631
Unrealized gains (losses) on investments	39,100	(22,792)

	418,172	279,839

Net deferred income tax liability	$72,403	$72,065

        Under pre-1984 life insurance company income tax laws, a portion of Protective's gain from operations which was not subject to current income taxation was accumulated for income tax purposes in a memorandum account designated as Policyholders' Surplus. The aggregate accumulation in this account at December 31, 2001 was approximately $70.5 million. Should the accumulation in the Policyholders' Surplus account exceed certain stated maximums, or should distributions including cash dividends be made to PLC in excess of approximately $972 million, such excess would be subject to federal income taxes at rates then effective. Deferred income taxes have not been provided on amounts designated as Policyholders' Surplus. Under current income tax laws, Protective does not anticipate paying income tax on amounts in the Policyholders' Surplus accounts.

        Protective's income tax returns are included in the consolidated income tax returns of PLC. The allocation of income tax liabilities among affiliates is based upon separate income tax return calculations.

NOTE E — DEBT

        Under revolving line of credit arrangements with several banks, PLC can borrow up to $200 million on an unsecured basis. No compensating balances are required to maintain the line of credit. These lines of credit arrangements contain, among other provisions, requirements for maintaining certain financial ratios, and restrictions on indebtedness incurred by PLC's subsidiaries including Protective. Additionally, PLC, on a consolidated basis, cannot incur debt in excess of 40% of its total capital. At December 31, 2001, PLC had no borrowings outstanding under these credit arrangements.

        Protective has a mortgage note on investment real estate amounting to approximately $2.3 million that matures in 2003.

        Included in indebtedness to related parties is a surplus debenture issued by Protective to PLC. At December 31, 2001, the balance of the surplus debenture was $6.0 million. The debenture matures in 2003 and has an interest rate of 8.5%.

        Protective routinely receives from or pays to affiliates under the control of PLC reimbursements for expenses incurred on one another's behalf. Receivables and payables among affiliates are generally settled monthly.

        Interest expense on debt totaled $1.8 million, $3.8 million, and $5.1 million in 2001, 2000 and 1999, respectively.

NOTE F — RECENT ACQUISITIONS

        In September 1999, Protective recaptured a block of credit life and disability policies which it had previously ceded.

        In January 2000, Protective acquired the Lyndon Insurance Group (Lyndon). The assets acquired included $47.3 million of present value of future profits and $41.4 million of goodwill.

        In January 2001, Protective coinsured a block of individual life policies from Standard Insurance Company.

        In October 2001, Protective completed the acquisition of the stock of Inter-State Assurance Company (Inter-State) and First Variable Life Insurance Company (First Variable) from ILona Financial Group, Inc., a subsidiary of Irish Life & Permanent plc of Dublin, Ireland. The purchase price was approximately $250 million. The assets acquired included $132.7 million of present value of future profits.

        These transactions have been accounted for as purchases, and the results of the transactions have been included in the accompanying financial statements since their respective effective dates.

        Summarized below are the consolidated results of operations for 2001 and 2000, on an unaudited pro forma basis, as if the Inter-State and First Variable acquisitions had occurred as of January 1, 2000. The pro forma information is based on Protective's consolidated results of operations for 2001 and 2000, and on data provided by the acquired companies, after giving effect to certain pro forma adjustments. The pro forma financial information does not purport to be indicative of results of operations that would have occurred had the transaction occurred on the basis assumed above nor are they indicative of results of the future operations of the combined enterprises.

(unaudited)	2001	2000
Total revenues	$1,557,827	$1,294,937
Net income	115,433	135,735

NOTE G — COMMITMENTS AND CONTINGENT LIABILITIES

        Protective leases administrative and marketing office space in approximately 25 cities including Birmingham, with most leases being for periods of three to five years. The aggregate annual rent is approximately $8.5 million.

        Protective has financed the construction of a third building contiguous to its existing home office complex under an operating lease arrangement. Approximately $38 million of construction costs had been incurred at December 31, 2001. Protective has an option to purchase the building from the lessor at the end of the lease term.

        Under insurance guaranty fund laws, in most states, insurance companies doing business therein can be assessed up to prescribed limits for policyholder losses incurred by insolvent companies. Protective does not believe such assessments will be materially different from amounts already provided for in the financial statements. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

        A number of civil jury verdicts have been returned against insurers and other providers of financial services involving sales practices, alleged agent misconduct, failure to properly supervise representatives, relationships with agents or persons with whom the insurer does business, and other matters. Increasingly these lawsuits have resulted in the award of substantial judgments that are disproportionate to the actual damages, including material amounts of punitive and non-economic compensatory damages. In some states, juries, judges and arbitrators have substantial discretion in awarding punitive and non-economic compensatory damages which creates the potential for unpredictable material adverse judgments or awards in any given lawsuit or arbitration. Arbitration awards are subject to very little appellate review. In addition, in some class action and other lawsuits, companies have made material settlement payments. Protective, like other financial service companies, in the ordinary course of business, is involved in such litigation or, alternatively, in arbitration. Although the outcome of any such litigation or arbitration cannot be predicted Protective believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the financial position, results of operations, or liquidity of Protective.

NOTE H — SHARE-OWNER'S EQUITY AND RESTRICTIONS

        At December 31, 2001, approximately $1,053.6 million of consolidated share-owner's equity, excluding net unrealized gains on investments, represented net assets of Protective and its subsidiaries that cannot be transferred to PLC in the form of dividends, loans, or advances. In addition, Protective and its subsidiaries are subject to various state statutory and regulatory restrictions on their ability to pay dividends to PLC. In general, dividends up to specified levels are considered ordinary and may be paid thirty days after written notice to the insurance commissioner of the state of domicile unless such commissioner objects to the dividend prior to the expiration of such period. Dividends in larger mounts are considered extraordinary and are subject to affirmative prior approval by such commissioner. The maximum amount that would qualify as ordinary dividends to PLC by Protective in 2002 is estimated to be $99.0 million.

        On October 1, 2001, Protective transferred its ownership interest in a small subsidiary to PLC. This transfer was recorded as a common dividend at an amount equal to Protective's basis in the subsidiary, which approximated fair value.

NOTE I — PREFERRED STOCK

        PLC owns all of the 2,000 shares of preferred stock issued by Protective's subsidiary, Protective Life and Annuity Insurance Company (PL&A). The stock pays, when and if declared, noncumulative participating dividends to the extent PL&A's statutory earnings for the immediately preceding fiscal year exceeded $1.0 million. In 2001, PL&A paid a $1.0 million preferred dividend to PLC. PL&A paid no preferred dividends during 2000 or 1999.

NOTE J — RELATED PARTY MATTERS

        On August 6, 1990, PLC announced that its Board of Directors approved the formation of an Employee Stock Ownership Plan (ESOP). On December 1, 1990, Protective transferred to the ESOP 520,000 shares of PLC's common stock held by it in exchange for a note. The outstanding balance of the note, $4.5 million at December 31, 2001, is accounted for as a reduction to share-owner's equity. The stock will be used to match employee contributions to PLC's existing 401(k) Plan. The ESOP shares are dividend paying. Dividends on the shares are used to pay the ESOP's note to Protective.

        Protective leases furnished office space and computers to affiliates. Lease revenues were $4.0 million in 2001, $4.0 million in 2000, and $3.7 million in 1999. Protective purchases data processing, legal, investment and management services from affiliates. The costs of such services were $82.6 million, $76.7 million, and $69.2 million in 2001, 2000, and 1999, respectively. Commissions paid to affiliated marketing organizations of $10.0 million, $12.0 million, and $11.4 million in 2001, 2000, and 1999, respectively, were included in deferred policy acquisition costs.

        Certain corporations with which PLC's directors were affiliated paid Protective premiums and policy fees or other amounts for various types of insurance and investment products. Such premiums, policy fees, and other amounts totaled $19.6 million, $50.9 million and $70.3 million in 2001, 2000, and 1999, respectively. Protective and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $5.9 million, $28.2 million and $16.7 million in 2001, 2000, and 1999, respectively.

        For a discussion of indebtedness to related parties, see Note E.

NOTE K — OPERATING SEGMENTS

        Protective operates business segments each having a strategic focus which can be grouped into three general categories: life insurance, retirement savings and investment products and specialty insurance products. An operating segment is generally distinguished by products and/or channels of distribution. A brief description of each division follows.

Life Insurance

        The Life Marketing segment markets level premium term and term-like insurance, universal life, and variable universal life products on a national basis primarily through networks of independent insurance agents and brokers, and in the "bank owned life insurance" market.

        The Acquisitions segment focuses on acquiring, converting, and servicing policies acquired from other companies. The segment's primary focus is on life insurance policies sold to individuals.

Retirement Savings and Investment Products

        The Stable Value Contracts segment markets guaranteed investment contracts to 401(k) and other qualified retirement savings plans. The segment also markets fixed and floating rate funding agreements to the trustees of municipal bond proceeds, institutional investors, bank trust departments, and money market funds.

        The Annuities segment manufactures, sells, and supports fixed and variable annuity products. These products are primarily sold through stockbrokers, but are also sold through financial institutions and the Life Marketing segment's sales force.

Specialty Insurance Products

        The Credit Products segment markets credit life and disability insurance products through banks, consumer finance companies, and automobile dealers, and markets vehicle and recreational marine extended service contracts.

Corporate and Other

        Protective has an additional business segment herein referred to as Corporate and Other. The Corporate and Other segment primarily consists of net investment income and expenses not attributable to the segments above (including net investment income on unallocated capital and interest on substantially all debt). This segment also includes earning from several lines of business which Protective is not actively marketing (mostly cancer insurance and group annuities).

        Protective uses the same accounting policies and procedures to measure operating segment income and assets as it uses to measure its consolidated net income and assets. Operating segment income is generally income before income tax. Premiums and policy fees, other income, benefits and settlement expenses, and amortization of deferred policy acquisition costs are attributed directly to each operating segment. Net investment income is allocated based on directly related assets required for transacting the business of that segment. Realized investment gains (losses) and other operating expenses are allocated to the segments in a manner which most appropriately reflects the operations of that segment. Unallocated realized investment gains (losses) are deemed not to be associated with any specific segment.

        Assets are allocated based on policy liabilities and deferred policy acquisition costs directly attributable to each segment.

        There are no significant intersegment transactions.

        The following table sets forth total operating segment income and assets for the periods shown. Adjustments represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

        In December 2001, Protective sold substantially all of its Dental Division and discontinued other Dental related operations. Additionally, other adjustments were made to combine its life insurance marketing operations into a single segment, and to reclassify certain smaller businesses. Prior period segment results have been restated to reflect these changes.

	Life Insurance
Operating Segment Income	Life Marketing	Acquisitions
2001
Gross premiums and policy fees	$542,407	$243,914
Reinsurance ceded	(421,411)	(61,482)

Net premium and policy fees	120,996	182,432
Net investment income	178,866	187,535
Realized investment gains (losses)	—	—
Other income	1,134	345

Total revenues	300,996	370,312

Benefits and settlement expenses	190,538	238,877
Amortization of deferred policy acquisition costs and goodwill	41,399	20,500
Other operating expenses	(22,957)	41,684

Total benefits and expenses	208,980	301,061

Income from continuing operations before income tax	92,016	69,251
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

2000
Gross premiums and policy fees	$487,720	$134,099
Reinsurance ceded	(387,907)	(31,102)

Net premium and policy fees	99,813	102,997
Net investment income	152,317	116,940
Realized investment gains (losses)	—	—
Other income	(1,379)	(4)

Total revenues	250,751	219,933

Benefits and settlement expenses	149,430	125,151
Amortization of deferred policy acquisition costs and goodwill	48,770	17,081
Other operating expenses	(23,255)	24,077

Total benefits and expenses	174,945	166,309

Income from continuing operations before income tax	75,806	53,624
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

1999
Gross premiums and policy fees	$361,824	$148,620
Reinsurance ceded	(246,111)	(33,754)

Net premium and policy fees	115,713	114,866
Net investment income	138,044	129,806
Realized investment gains (losses)	—	—
Other income	(948)	(9)

Total revenues	252,809	244,663

Benefits and settlement expenses	147,631	129,581
Amortization of deferred policy acquisition costs and goodwill	29,481	19,444
Other operating expenses	18,201	31,178

Total benefits and expenses	195,313	180,203

Income from continuing operations before income tax	57,496	64,460
Income tax expense
Discontinued operations, net of income tax
Change in accounting principle, net of income tax

Net income

Operating Segment Assets
2001
Investments and other assets	$3,431,441	$4,091,672
Deferred policy acquisition costs and goodwill	829,021	418,268

Total assets	$4,260,462	$4,509,940

2000
Investments and other assets	$2,834,956	$1,602,352
Deferred policy acquisition costs and goodwill	710,468	222,620

Total assets	$3,545,424	$1,824,972

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

	Retirement Savings and Investment Products		Specialty Insurance Products
Operating Segment Income	Stable Value Contracts	Annuities	Credit Products	Corporate And Other	Adjustments(1)	Total Consolidated
2001
Gross premiums and policy fees	—	$28,145	$524,281	$51,072	—	$1,389,819
Reinsurance ceded	—	—	(274,220)	(14,038)	—	(771,151)

Net premium and policy fees	—	28,145	250,061	37,034	—	618,668
Net investment income	$261,079	167,809	48,617	(4,803)	—	839,103
Realized investment gains (losses)	7,218	1,139	—	—	$(16,198)	(7,841)
Other income	—	3,441	31,907	1,751	—	38,578

Total revenues	268,297	200,534	330,585	33,982	(16,198)	1,488,508

Benefits and settlement expenses	222,306	137,204	154,893	28,806	—	972,624
Amortization of deferred policy acquisition costs and goodwill	1,662	24,021	60,508	1,795	—	149,885
Other operating expenses	3,961	24,073	79,453	25,827	—	152,041

Total benefits and expenses	227,929	185,298	294,854	56,428	—	1,274,550

Income from continuing operations before income tax	40,368	15,236	35,731	(22,446)	(16,198)	213,958
Income tax expense					70,457	70,457
Discontinued operations, net of income tax					(28,502)	(28,502)
Change in accounting principle, net of income tax					(8,341)	(8,341)

Net income						$106,658

2000
Gross premiums and policy fees	—	$30,127	$479,397	$44,600	—	$1,175,943
Reinsurance ceded	—	—	(258,931)	(8,168)	—	(686,108)

Net premium and policy fees	—	30,127	220,466	36,432	—	489,835
Net investment income	$243,133	132,204	46,464	1,023	—	692,081
Realized investment gains (losses)	(6,556)	410	—	—	$(8,453)	(14,599)
Other income	—	2,809	28,352	5,416	—	35,194

Total revenues	236,577	165,550	295,282	42,871	(8,453)	1,202,511

Benefits and settlement expenses	207,143	109,607	135,494	33,953	—	760,778
Amortization of deferred policy acquisition costs and goodwill	900	24,156	52,646	2,141	—	145,694
Other operating expenses	3,882	18,203	72,316	26,194	—	121,417

Total benefits and expenses	211,925	151,966	260,456	62,288	—	1,027,889

Income from continuing operations before income tax	24,652	13,584	34,826	(19,417)	(8,453)	174,622
Income tax expense					61,478	61,478
Discontinued operations, net of income tax					10,891	10,891
Change in accounting principle, net of income tax					—	—

Net income						$124,035

1999
Gross premiums and policy fees	—	$24,248	$284,891	$41,438	—	$861,021
Reinsurance ceded	—	—	(176,928)	(5,504)	—	(462,297)

Net premium and policy fees	—	24,248	107,963	35,934	—	398,724
Net investment income	$210,208	106,599	24,121	9,051	—	617,829
Realized investment gains (losses)	(549)	1,446	—	—	$3,863	4,760
Other income	—	2,146	15,831	5,579	—	22,599

Total revenues	209,659	134,439	147,915	50,564	3,863	1,043,912

Benefits and settlement expenses	175,290	88,642	55,899	32,613	—	629,656
Amortization of deferred policy acquisition costs and goodwill	744	19,820	24,718	2,482	—	96,689
Other operating expenses	4,709	14,617	44,728	17,521	—	130,954

Total benefits and expenses	180,743	123,079	125,345	52,616	—	857,299

Income from continuing operations before income tax	28,916	11,360	22,570	(2,052)	3,863	186,613
Income tax expense					67,991	67,991
Discontinued operations, net of income tax					9,636	9,636
Change in accounting principle, net of income tax					—	—

Net income						$128,258

Operating Segment Assets
2001
Investments and other assets	$3,872,637	$4,501,667	$1,050,546	$955,984	$109,881	$18,013,828
Deferred policy acquisition costs and goodwill	6,374	128,488	177,874	8,650		1,568,675

Total assets	$3,879,011	$4,630,155	$1,228,420	$964,634	$109,881	$19,582,503

2000
Investments and other assets	$3,340,099	$3,844,169	$1,220,733	$552,178	$200,850	$13,595,337
Deferred policy acquisition costs and goodwill	2,144	120,219	150,984	10,006	214,770	1,431,211

Total assets	$3,342,243	$3,964,388	$1,371,717	$562,184	$415,620	$15,026,548

(1)	Adjustments to net income represent the inclusion of unallocated realized investment gains (losses), the recognition of income tax expense, income from discontinued operations, and cumulative effect of change in accounting principle. Asset adjustments represent the inclusion of assets related to discontinued operations.

NOTE L — EMPLOYEE BENEFIT PLANS

        PLC has a defined benefit pension plan covering substantially all of its employees. The plan is not separable by affiliates participating in the plan. However, approximately 86% of the participants in the plan are employees of Protective. The benefits are based on years of service and the employee's highest thirty-six consecutive months of compensation. PLC's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements of ERISA plus such additional amounts as PLC may determine to be appropriate from time to time. Contributions are intended to provide not only for benefits attributed to service to date but also for those expected to be earned in the future.

        The actuarial present value of benefit obligations and the funded status of the plan taken as a whole at December 31 are as follows:

	2001	2000
Projected benefit obligation, beginning of the year	$45,538	$36,530
Service cost — benefits earned during the year	3,739	3,338
Interest cost — on projected benefit obligation	3,531	3,195
Actuarial gain (loss)	(357)	1,968
Plan amendment	1,162	833
Divestiture	(2,165)
Benefits paid	(579)	(326)

Projected benefit obligation, end of the year	50,869	45,538

Fair value of plan assets beginning of the year	40,822	34,420
Actual return on plan assets	(1,440)	(148)
Employer contribution	5,221	6,876
Benefits paid	(579)	(326)

Fair value of plan assets end of the year	44,024	40,822

Plan assets less than the projected benefit obligation	(6,845)	(4,716)
Unrecognized net actuarial loss from past experience different from that assumed	10,213	7,766
Unrecognized prior service cost	2,026	1,226

Net pension asset recognized in balance sheet	$5,394	$4,276

        Net pension cost of the defined benefit pension plan includes the following components for the years ended December 31:

	2001	2000	1999
Service cost	$3,739	$3,338	$3,270
Interest cost	3,531	3,195	2,779
Expected return on plan assets	(3,669)	(3,049)	(2,348)
Amortization of prior service cost	176	176	115
Amortization of transition asset		(17)	(17)
Amortization of losses	141
Recognized net actuarial loss			494
Cost of divestiture	186

Net pension cost	$4,104	$3,643	$4,293

        Protective's share of the net pension cost was approximately $5.4 million, $4.1 million, and $3.6 million, in 2001, 2000, and 1999, respectively.

        Assumptions used to determine the benefit obligations as of December 31 were as follows:

	2001	2000	1999
Weighted average discount rate	7.25%	7.50%	8.00%
Rates of increase in compensation level	5.00	5.25	5.75
Expected long-term rate of return on assets	8.50	8.50	8.50

        At December 31, 2001 approximately $7.2 million of the assets of the pension plan were in a group annuity contract with Protective and therefore are included in the general assets of Protective. Approximately $36.8 million of the assets of the pension plan are invested in a collective trust managed by Northern Trust Corporation.

        Prior to July 1999, upon retirement, the amount of pension plan assets vested in the retiree were used to purchase a single premium annuity from Protective in the retiree's name. Therefore, amounts presented above as plan assets exclude assets relating to such retirees. Beginning July 1999, retiree obligations are being fulfilled from pension plan assets.

        PLC also sponsors an unfunded excess benefits plan, which is a nonqualified plan that provides defined pension benefits in excess of limits imposed by federal income tax law. At December 31, 2001 and 2000, the projected benefit obligation of this plan totaled $15.9 million and $14.4 million, respectively, of which $13.8 million and $10.5 million, respectively, have been recognized in PLC's financial statements.

        Net pension costs of the excess benefits plan includes the following components for the years ended December 31:

	2001	2000	1999
Service cost	$686	$736	$695
Interest cost	1,121	1,067	887
Amortization of prior service cost	19	19	113
Amortization of transition asset	37	37	37
Recognized net actuarial loss	233	194	265
Cost of divestiture and special termination benefits	1,807

Net pension cost	$3,903	$2,053	$1,997

        In addition to pension benefits, PLC provides limited healthcare benefits to eligible retired employees until age 65. The postretirement benefit is provided by an unfunded plan. At December 31, 2001 and 2000, the liability for such benefits was approximately $1.2 million. The expense recorded by PLC was $0.1 million in 2001, 2000 and 1999. PLC's obligation is not materially affected by a 1% change in the healthcare cost trend assumptions used in the calculation of the obligation.

        Life insurance benefits for retirees are provided through the purchase of life insurance policies upon retirement from $10,000 up to a maximum of $75,000. This plan is partially funded at a maximum of $50,000 face amount of insurance.

        PLC sponsors a defined contribution retirement plan which covers substantially all employees. Employee contributions are made on a before-tax basis as provided by Section 401(k) of the Internal Revenue Code. PLC established an Employee Stock Ownership Plan (ESOP) to match voluntary employee contributions to PLC's 401(k) Plan. In 1994, a stock bonus was added to the 401(k) Plan for employees who are not otherwise under a bonus or sales incentive plan. Expense related to the ESOP consists of the cost of the shares allocated to participating employees plus the interest expense on the ESOP's note payable to Protective less dividends on shares held by the ESOP. At December 31, 2001, PLC had committed approximately 166,861 shares to be released to fund employee benefits. The expense recorded by PLC for these employee benefits was less than $0.1 million in 2001, 2000, and 1999.

        PLC sponsors a deferred compensation plan for certain directors, officers, agents, and others. Compensation deferred is credited to the participants in cash, PLC Common Stock, or as a combination thereof.

NOTE M — STOCK BASED COMPENSATION

        Certain Protective employees participate in PLC's stock-based incentive plans and receive stock appreciation rights (SARs) from PLC.

        Since 1973, PLC has had stock-based incentive plans to motivate management to focus on PLC's long-range performance through the awarding of stock-based compensation. Under plans approved by share owners in 1997 and 1998, up to 5,000,000 shares may be issued in payment of awards.

        The criteria for payment of performance awards is based upon a comparison of PLC's average return on average equity and total rate of return over a four year award period (earlier upon the death, disability, or retirement of the executive, or in certain circumstances, of a change in control of PLC) to that of a comparison group of publicly held life and multiline insurance companies. If PLC's results are below the median of the comparison group, no portion of the award is earned. If PLC's results are at or above the 90th percentile, the award maximum is earned.

        In 1999, 99,380 performance shares were awarded, having an estimated fair value on the grant date of $3.4 million. In 2000, 3,330 performance shares and 513,618 stock appreciation rights (SARs) were awarded, having a combined estimated fair value on the grant date of $3.7 million. In 2001, 153,490 performance shares and 40,000 SARs were awarded, having a combined estimated fair value on the grant date of $4.9 million. The SARs, if earned, expire after ten years.

        A performance share is equivalent in value to one share of PLC Common Stock. With respect to SARs, PLC will pay an amount equal to the difference between the specified base price of PLC's Common Stock and the market value at the exercise date. Awards are paid in shares of PLC Common Stock. At December 31, 2002, outstanding awards measured at maximum payouts were 423,362 performance shares and 853,236 SARs.

        During 1996, 2000, and 2001, SARs were granted to certain officers of PLC to provide long-term incentive compensation based solely on the performance of PLC's Common Stock. The SARs are exercisable after five years (earlier upon the death, disability, or retirement of the officer, or in certain circumstances, of a change in control of PLC) and expire after ten years or upon termination of employment. In 2000, 217,500 SARs were awarded, having an estimated fair value on the grant date of $1.5 million. In 2001, 62,500 SARs were awarded, having an estimated fair value on the grant date of $0.6 million. The number of SARs granted in 1996, 2000, and 2001, outstanding at December 31, 2001, was 660,000, 215,000, and 62,500, respectively.

        The 1996 SARs have a base price of $17.4375. The 2000 SARs have a base price of $22.31. The 2001 SARs have a base price of $31.26 and $31.29. The fair value of the 2001 SARs was estimated using a Black-Scholes option pricing model. Assumptions used in the model were as follows: expected volatility of 26.4% (approximately equal to that of the S&P Life Insurance Index), a risk-free interest rate of 4.7%, a dividend rate of 1.9%, and an expected exercise date of 2007.

        The expense recorded by PLC for its stock-based compensation plans was $5.6 million, $4.1 million, and $4.0 million in 2001, 2000, and 1999, respectively.

NOTE N — REINSURANCE

        Protective reinsures certain of its risks with, and assumes risks from other insurers under yearly renewable term, coinsurance, and modified coinsurance agreements. Under yearly renewable term agreements, Protective generally pays specific premiums to the reinsurer and receives specific amounts from the reinsurer as reimbursement for certain expenses. Coinsurance agreements are accounted for by passing a portion of the risk to the reinsurer. Generally, the reinsurer receives a proportionate part of the premiums less commissions and is liable for a corresponding part of all benefit payments. Modified coinsurance is accounted for similarly to coinsurance except that the liability for future policy benefits is held by the original company, and settlements are made on a net basis between the companies. A substantial portion of Protective's new life insurance sales are being reinsured. Protective reviews the financial condition of its reinsurers and monitors the amount of reinsurance it has with its reinsurers.

        Protective has reinsured approximately $169.5 billion, $126.0 billion and $93.5 billion in face amount of life insurance risks with other insurers representing $565.1 million, $496.4 million, and $364.7 million of premium income for 2001, 2000, and 1999, respectively. Protective has also reinsured accident and health risks representing $122.7 million, $125.8 million, and $97.1 million of premium income for 2001, 2000, and 1999, respectively. In 2001 and 2000, policy and claim reserves relating to insurance ceded of $2,059.0 million and $988.4 million, respectively, are included in reinsurance receivables. Should any of the reinsurers be unable to meet its obligation at the time of the claim, obligation to pay such claim would remain with Protective. At December 31, 2001 and 2000, Protective had paid $46.4 million and $33.5 million, respectively, of ceded benefits which are recoverable from reinsurers. In addition, at December 31, 2001, Protective had receivables of $69.3 million related to insurance assumed. Included in these receivables are $51.2 million related to the sale of Protective's Dental Division, and $783.9 million related to fixed annuities that were ceded in conjunction with the October 2001 acquisition of two small insurers.

NOTE O — ESTIMATED FAIR VALUES OF FINANCIAL INSTRUMENTS

        The carrying amount and estimated fair values of Protective's financial instruments at December 31 are as follows:

	2001		2000
	Carrying Amount	Estimated Fair Values	Carrying Amount	Estimated Fair Values
Assets (see Notes A and C):
Investments:
Fixed maturities	$9,812,091	$9,812,091	$7,390,110	$7,390,110
Equity securities	60,493	60,493	41,792	41,792
Mortgage loans on real estate	2,512,844	2,671,074	2,268,224	2,385,174
Short-term investments	228,396	228,396	172,699	172,699
Liabilities (see Notes A and E):
Stable value account balances	3,716,530	3,821,955	3,177,863	3,250,991
Annuity account balances	3,248,218	3,166,052	1,916,894	1,893,749
Notes payable	2,291	2,291	2,315	2,315
Other (see Note A):
Derivative Financial Instruments	(1,634)	(1,634)	(6,079)	(13,011)

        Except as noted below, fair values were estimated using quoted market prices.

        Protective estimates the fair value of its mortgage loans using discounted cash flows from the next call date.

        Protective believes the fair value of its short-term investments and notes payable to banks approximates book value due to either being short-term or having a variable rate of interest.

        Protective estimates the fair value of its guaranteed investment contracts and annuities using discounted cash flows and surrender values, respectively.

        Protective believes it is not practicable to determine the fair value of its policy loans since there is no stated maturity, and policy loans are often repaid by reductions to policy benefits.

        Protective estimates the fair value of its derivative financial instruments using market quotes or derivative pricing models. The fair value represents the net amount of cash Protective would have received (or paid) had the contracts been terminated on December 31.

SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	GIC, Annuity Deposits Policyholders' Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisitions Costs	Other Operating Expenses(1)
Year Ended December 31, 2001:
Life Marketing	$829,021	$3,326,841	$303	$86,937	$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions	418,268	3,046,401	434	876,221	182,432	187,535	238,877	20,500	41,684
Stable Value Contracts	6,374	—	—	3,872,637	0	261,079	222,306	1,662	3,961
Annuities	128,488	281,074	—	2,232,779	28,145	167,809	137,204	24,021	24,073
Credit Products	141,882	211,713	898,340	3,856	250,061	48,617	154,893	57,681	82,280
Corporate and Other	8,650	16,572	2,242	247	37,034	(4,803)	28,806	1,795	25,827
Adjustments(2)	0	92,084	334	24,195	0	0	0	0	0

TOTAL	$1,532,683	$6,974,685	$901,653	$7,096,872	$618,668	$839,103	$972,624	$147,058	$154,868

Year Ended December 31, 2000:
Life Marketing	$710,468	$2,753,191	$334	$102,305	$99,813	$152,317	$149,430	$48,771	$(23,255)
Acquisitions	222,620	1,364,830	484	238,465	102,997	116,940	125,151	17,081	24,077
Stable Value Contracts	2,144	162,236	—	3,177,863	—	243,133	207,143	900	3,882
Annuities	120,219	306,021	—	1,633,203	30,127	132,204	109,607	24,156	18,203
Credit Products	112,135	293,253	929,943	3,901	220,466	46,464	135,494	50,132	74,830
Corporate and Other	10,006	40,588	2,242	129	36,432	1,024	33,953	2,140	26,196
Adjustments(2)	11,788	113,278	2,602	64,227	0	0	0	0	0

TOTAL	$1,189,380	$5,033,397	$935,605	$5,220,093	$489,835	$692,082	$760,778	$143,180	$123,933

Year Ended December 31, 1999:
Life Marketing					$115,713	$138,044	$147,631	$29,481	$18,201
Acquisitions					114,866	129,806	129,581	19,444	31,178
Stable Value Contracts					—	210,208	175,290	744	4,709
Annuities					24,248	106,599	88,642	19,820	14,617
Credit Products					107,963	24,121	55,899	24,718	44,728
Corporate and Other					35,934	9,051	32,613	2,482	17,521
Adjustments					0	0	0	0	0

TOTAL					$398,724	$617,829	$629,656	$96,689	$130,954

(1)	Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.
(2)	Asset adjustments represent the inclusion of assets related to discontinued operations.

S-1

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(Dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2001:
Life insurance in force	$191,105,511	$171,449,182	$23,152,614	$42,808,143	54.1%

Premiums and policy fees:
Life insurance	$774,294	$565,130	$198,832	$407,996	48.7%
Accident and health insurance	181,508	122,747		58,761	0.0%
Property and liability insurance	158,890	83,274	76,295	151,911	50.2%

TOTAL	$1,114,692	$771,151	$275,127	$618,668

Year Ended December 31, 2000:
Life insurance in force	$153,371,754	$128,374,583	$17,050,342	$42,047,513	40.6%

Premiums and policy fees:
Life insurance	$670,113	$493,793	$112,668	$288,988	39.0%
Accident and health insurance	203,475	128,520	17,164	92,119	18.6%
Property and liability insurance	159,354	63,795	13,169	108,728	12.1%

TOTAL	$1,032,942	$686,108	$143,001	$489,835

Year Ended December 31, 1999:
Life insurance in force.	$112,726,959	$92,566,755	$17,089,627	$37,249,831	45.9%

Premiums and policy fees:
Life insurance	$530,728	$368,139	$130,368	$292,957	44.5%
Accident and health insurance	153,812	93,657	11,893	72,048	16.5%
Property and liability insurance	34,109	501	111	33,719	0.3%

TOTAL	$718,649	$462,297	$142,372	$398,724

S-2

Appendix A

Examples of Death Benefit Computations for the Premiere I Policy Under Options A and B

        Option A Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $50,000 Face Amount will generally pay $50,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $20,000, the Death Benefit will exceed the $50,000 Face Amount. Each additional dollar added to Policy Value above $20,000 will increase the Death Benefit by $2.50. A Policy with a $50,000 Face Amount and a Policy Value of $30,000 will provide Death Benefit of $75,000 ($30,000 x 250%); a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%).

        Similarly, so long as Policy Value exceeds $20,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $25,000 to $20,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $62,500 to $50,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $50,000 Face Amount unless the Policy Value exceeded approximately $27,028 (rather than $20,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        Option B Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $50,000 will generally provide a Death Benefit of $50,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $5,000 will have a Death Benefit of $55,000 ($50,000 + $5,000); a Policy Value of $10,000 will provide a Death Benefit of $60,000 ($50,000 + $10,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $33,333, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $33,333 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $50,000 and a Policy Value of $40,000 will provide a Death Benefit of $100,000 ($40,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 X 250%).

        Similarly, any time Policy Value exceeds $33,333, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $40,000 to $35,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $100,000 to $87,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $50,000 unless the Policy Value exceeded $58,824 (rather than $33,333), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

A-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

A-2

Appendix B

Examples of Death Benefit Computations for the Premiere Provider Policy Under Options A and B

        Option A Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option A, a Policy with a $100,000 Face Amount will generally pay $100,000 in Death Benefits. However, because the Death Benefit must be equal to or be greater than 250% of the Policy Value, any time that the Policy Value exceeds $40,000, the Death Benefit will exceed the $100,000 Face Amount. Each additional dollar added to Policy Value above $40,000 will increase the Death Benefit by $2.50. A Policy with a $100,000 Face Amount and a Policy Value of $50,000 will provide Death Benefit of $125,000 ($50,000 x 250%); a Policy Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

        Similarly, so long as Policy Value exceeds $40,000, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000. If at any time, however, the Policy Value multiplied by the Face Amount percentage is less than the Face Amount, the Death Benefit will equal the current Face Amount of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than between 0 and 40), the specified amount factor would be 185%. The Death Benefit would not exceed the $100,000 Face Amount unless the Policy Value exceeded approximately $54,055 (rather than $40,000), and each dollar then added to or taken from the Policy Value would change the life insurance proceeds by $1.85 (rather than $2.50).

        Option B Example.    For purposes of this example, assume that the Insured's Attained Age is between 0 and 40 and that there is no outstanding Policy Debt or liens. Under Option B, a Policy with a Face Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Policy Value. Thus, for example, a Policy with a Policy Value of $10,000 will have a Death Benefit of $110,000 ($100,000 + $10,000); a Policy Value of $20,000 will provide a Death Benefit of $120,000 ($100,000 + $20,000). The Death Benefit, however, must be at least 250% of the Policy Value. As a result, if the Policy Value exceeds $66,666, the Death Benefit will be greater than the Face Amount plus Policy Value. Each additional dollar of Policy Value above $66,666 will increase the Death Benefit by $2.50. A Policy with a Face Amount of $100,000 and a Policy Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%); a Policy Value of $80,000 will provide a Death Benefit of $200,000 ($80,000 x 250%).

        Similarly, any time Policy Value exceeds $66,666, each dollar taken out of Policy Value will reduce the Death Benefit by $2.50. If, for example, the Policy Value is reduced from $80,000 to $75,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $187,500. If at any time, however, Policy Value multiplied by the Face Amount percentage is less than the Face Amount plus the Policy Value, then the Death Benefit will be the current Face Amount plus Policy Value of the Policy.

        The Face Amount percentage becomes lower as the Insured's Attained Age increases. If the Attained Age of the Insured in the example above were, for example, 50 (rather than under 40), the Face Amount factor would be 185%. The amount of the Death Benefit would be the sum of the Policy Value plus $100,000 unless the Policy Value exceeded $117,647 (rather than $66,666), and each dollar then added to or taken from the Policy Value would change the Death Benefit by $1.85 (rather than $2.50).

B-1

TABLE OF FACE AMOUNT PERCENTAGES

Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage	Attained Age	Percentage
0-40	250%	50	185%	60	130%	70	115%
41	243%	51	178%	61	128%	71	113%
42	236%	52	171%	62	126%	72	111%
43	229%	53	164%	63	124%	73	109%
44	222%	54	157%	64	122%	74	107%
45	215%	55	150%	65	120%	75-90	105%
46	209%	56	146%	66	119%	91	104%
47	203%	57	142%	67	118%	92	103%
48	197%	58	138%	68	117%	93	102%
49	191%	59	134%	69	116%	94	101%
						95+	100%

B-2

 APPENDIX C

ANNUAL FUND EXPENSE
For the Period ending December 31, 2001
    (after reimbursement and as a percentage of average net assets)

	Management (Advisory) Fees	12b-1 Fees	Other Expenses After Reimbursement	Total Annual Fund Expenses (after reimbursements)

Calvert Variable Series, Inc. (1)
Social Small Cap Growth Portfolio	1.00%		0.39%	1.39%
Social Balanced Portfolio	0.70%		0.18%	0.88%
Van Eck Worldwide Insurance Trust (2)
Worldwide Hard Assets Fund	1.00%		0.15%	1.15%
Worldwide Real Estate Fund	1.00%		0.50%	1.50%

(1)
"Other Expenses" reflect an indirect fee. Net fund operating expenses after reductions for fees paid indirectly would be 0.87% for Calvert Social Balanced, and 1.22% for Calvert Social Small Cap Growth.
(2)
Expense ratios are shown after fee waivers and reimbursements by the investment adviser. The expense ratios before the waiver and reimbursements would have been as follows for the Worldwide Hard Assets Fund: "Management Fees" of 1.00%, "Other Expenses" of 0.18% and "Total Expenses" of 1.18%. For the Worldwide Real Estate Fund the expense ratios would have been: "Management Fees" of 1.00%, "Other Expenses" of 0.62% and "Total Expenses" of 1.62%.

C-1

Calvert Variable Series, Inc.

Social Small Cap Growth Portfolio.

        This Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of companies that have small market capitalizations.

Social Balanced Portfolio.

        This Fund seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments that offer income and capital growth opportunity and that satisfy the investment and social criteria.

Van Eck Worldwide Insurance Trust

Worldwide Hard Assets Fund.

        This Fund seeks long-term capital appreciation by investing primarily in "Hard Asset Securities". Hard Asset Securities are the stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from the exploration, development, production or distribution of (together "Hard Assets"):

    (i)
    precious metals;

    (ii)
    natural resources;

    (iii)
    real estate; and

    (iv)
    commodities.

Worldwide Real Estate Fund.

        This Fund seeks a high total return by investing in equity securities of companies that own significant real estate or that principally do business in real estate.

Note: Owners may not allocate additional premium or transfer Policy Value to these Sub-Accounts.

C-2

PART II — OTHER INFORMATION
UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

        Article XI of the By-laws of Protective Life provides, in substance, that any of Protective Life's directors and officers, who is a party or is threatened to be made a party to any action, suit or proceeding, other than an action by or in the right of Protective Life, by reason of the fact that he is or was an officer or director, shall be indemnified by Protective Life against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. If the claim, action or suit is or was by or in the right of Protective Life to procure a judgment in its favor, such person shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Protective Life, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to Protective Life unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a director or officer has been successful on the merits or otherwise in defense of any such action, suit or proceeding, or in defense of any claim, issue or matter therein, he shall be indemnified by Protective Life against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith, not withstanding that he has not been successful on any other claim issue or matter in any such action, suit or proceeding. Unless ordered by a court, indemnification shall be made by Protective Life only as authorized in the specific case upon a determination that indemnification of the officer or director is proper in the circumstances because he has met the applicable standard of conduct. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to, or who have been successful on the merits or otherwise with respect to, such claim action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion or (c) by the shareholders.

        In addition, the executive officers and directors are insured by PLC's Directors' and Officers' Liability Insurance Policy including Company Reimbursement and are indemnified by a written contract with PLC which supplements such coverage.

        Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS PURSUANT TO
RULE SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

        Protective Life hereby represents that the fees and charges deducted under the variable life insurance policies described herein are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by it under such policies.

CONTENTS OF REGISTRATION STATEMENT

        This registration statement consists of the following papers and documents:

        The facing sheet.

        The prospectus consisting of 159 pages.

        The undertaking to file reports.

        The Rule 484 undertaking.

        Representations pursuant to Section 26(f) of the Investment Company Act of 1940.

        The signatures.

        Written consents of the following persons:
                Nancy Kane, Esq.
                Stephen Peeples, F.S.A., M.A.A.A.
                Sutherland Asbill & Brennan LLP
                PricewaterhouseCoopers L.L.P.

        The following exhibits:

1.A.	(1)		Certified resolutions of the board of directors of Protective Life Insurance Company establishing Protective Variable Life Separate Account.*
	(2)		None.
	(3)	(a)	Form of Underwriting Agreement among Protective Life Insurance Company, Investment Distributors, Inc. and Protective Variable Life Separate Account.**
		(a)(1)	Amendment I to the Underwriting Agreement††
		(b)	Form of Distribution Agreement between Investment Distributors, Inc. and selling broker-dealers.**
	(4)		None.
	(5)	(a)	Form of Contract — Premiere I.***
		(a)(1)	Form of Contract — Premiere Provider.##
		(b)	Children's term life rider.*
		(c)	Accidental death benefit rider.*
		(d)	Disability benefit rider.*
		(e)	Guaranteed insurability rider.*
		(f)	Protected insurability benefit rider.*
		(g)	Term Rider for Covered Insured.*****
		(h)	Terminal Illness Accelerated Death Benefit Endorsement.†††
		(i)	Cash Value Accumulation Test Endorsement.##
		(j)	Policy Loan Endorsement.##
		(k)	Policy Value Credit Endorsement.#
	(6)	(a)	Charter of Protective Life Insurance Company.*
		(b)	By-Laws of Protective Life Insurance Company.*
	(7)		None
	(8)		None
	(9)	(a)	Participation/Distribution Agreement.**
		(a)(1)	Amendment I to Participation/Distribution Agreement††
		(b)	Participation Agreement (Oppenheimer Variable Account Funds).****
		(c)	Participation Agreement (MFS Variable Insurance Trust).****
		(d)	Participation Agreement (Acacia Capital Corporation).****
		(e)	Participation Agreement (Van Eck Worldwide Insurance Trust).*******
		(f)	Participation Agreement (Van Kampen Life Investment Trust).†
		(g)	Form of Participation Agreement (Fidelity Variable Insurance Products Funds).##
		(h)	Participation Agreement (Lord Abbett Series Fund, Inc.).###

		(10)	Form of Contract Application.***
2.			Opinion and consent of Nancy Kane, Esq.
3.			Not applicable.
4.			Not applicable.
5.			Not applicable.
6.			Notice of Withdrawal Right. (Not Applicable)
7.			Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.
8.			Consent of Sutherland Asbill & Brennan LLP
9.			Consent of PricewaterhouseCoopers L.L.P.
10.	(a)		Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures — Premiere I.†††
	(b)		Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) describing issue, transfer and redemption procedures — Premiere Provider.##
11.			Powers of Attorney.

*	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on August 4, 1995.
**	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on December 22, 1995.
***	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 10, 1996.
****	Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-4 Registration Statement (File No. 33-70984) as filed with the Commission on April 30, 1997.
*****	Incorporated herein by reference to Post-Effective Amendment No. 3 to the Form S-6 Registration Statement, (File No. 33-61599) as filed with the Commission on April 30, 1998.
******	Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form S-6 Registration Statement, (File No. 333-52215) as filed with the Commission on April 30, 1999.
*******	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form N-4 Registration Statement, (File No. 333-60149) as filed with the Commission on October 28, 1998.
†	Incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-4 Registration Statement (33-70984) as filed with the Commission on April 20, 2000.
††	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-45963) as filed with the Commission on June 3, 1998.
†††	Incorporated by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 25, 2000.
††††	Incorporated herein by reference to the Post-Effective Amendment No. 6 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on February 14, 2001.
#	Incorporated herein by reference to the initial filing of the Form S-6 Registration Statement (File No. 333-52215) as filed with the Commission on May 8, 1998.
##	Incorporated herein by reference to the Post-Effective Amendment No. 7 to the Form S-6 Registration Statement (File No. 33-61599) as filed with the Commission on April 20, 2001.
###	Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Form N-4 Registration Statement (File No. 333-94047) as filed with the Commission on April 25, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant, Protective Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on April 29, 2002.

PROTECTIVE VARIABLE LIFE SEPARATE ACCOUNT (Registrant)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

PROTECTIVE LIFE INSURANCE COMPANY (Depositor)
By:	/s/ JOHN D. JOHNS John D. Johns, Chairman of the Board and President Protective Life Insurance Company

        As required by the Securities Act of 1933, this Post-Effective Amendment to the Form S-6 registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ JOHN D. JOHNS John D. Johns	Chairman of the Board, President and Director (Principal Executive Officer)	April 29, 2002
/s/ ALLEN W. RITCHIE Allen W. Ritchie	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)	April 29, 2002
/s/ JERRY W. DEFOOR Jerry W. DeFoor	Vice President, Controller and Chief Accounting Officer (Principal Accounting Officer)	April 29, 2002
* R. Stephen Briggs	Director	April 29, 2002
* Jim E. Massengale	Director	April 29, 2002

Signature	Title	Date

* Richard J. Bielen	Director	April 29, 2002
* J. William Hamer, Jr.	Director	April 29, 2002
* T. Davis Keyes	Director	April 29, 2002
* Carolyn King	Director	April 29, 2002
* Deborah J. Long	Director	April 29, 2002
* Steven A. Schultz	Director	April 29, 2002
* Wayne E. Stuenkel	Director	April 29, 2002
*By: /s/ NANCY KANE Nancy Kane Attorney-in-Fact		April 29, 2002

EXHIBIT INDEX

2.	Opinion and consent of Nancy Kane, Esq.
7.	Opinion and consent of Stephen Peeples, F.S.A., M.A.A.A.
8.	Opinion and consent of Sutherland Asbill & Brennan LLP
9.	Consent of PricewaterhouseCoopers L.L.P.
11.	Powers of Attorney

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DEFINITIONS
SUMMARY AND DIAGRAM OF THE POLICY
EXPENSE TABLE
GENERAL INFORMATION ABOUT PROTECTIVE LIFE, THE VARIABLE ACCOUNT AND THE FUNDS
  Protective Life Insurance Company
  Protective Variable Life Separate Account
  The Funds
  Other Information about the Funds
  Other Investors in the Funds
  Addition, Deletion or Substitution of Investments
  Voting Rights
THE POLICY
  Purchasing a Policy
  Cancellation Privilege
  Premiums
  Net Premium Allocations
  Policy Lapse and Reinstatement
  Special Transfer Privilege—Premiere I
CALCULATION OF POLICY VALUES
  Variable Account Value
  Fixed Account Value
POLICY BENEFITS
  Transfers of Policy Values
  Policy Value Credit—Premiere Provider
  Surrender Privilege
  Withdrawal Privilege
  Policy Loans
  Maturity Benefits — Premiere I
  Death Benefit Proceeds
  Settlement Options
THE FIXED ACCOUNT
  The Fixed Account
  Interest Credited on Fixed Account Value
  Payments from the Fixed Account
CHARGES AND DEDUCTIONS
  Premium Expense Charges—Premiere I
  Premium Expense Charges—Premiere Provider
  Monthly Deduction
  Transfer Fee
  Surrender Charge (Contingent Deferred Sales Charge)
  Withdrawal Charge
  Fund Expenses
  Exchange Privilege
  Effect of the Exchange Offer
ILLUSTRATIONS OF POLICY VALUES, SURRENDER VALUES, DEATH BENEFITS AND ACCUMULATED PREMIUM PAYMENTS
OTHER POLICY BENEFITS AND PROVISIONS
  Limits on Rights to Contest the Policy
  Changes in the Policy or Benefits
  Suspension or Delay in Payments
  Reports to Policy Owners
  Assignment
  Arbitration
  Supplemental Riders and Endorsements
  Reinsurance
USES OF THE POLICY
TAX CONSIDERATIONS
  Introduction
  Tax Status of Protective Life
  Taxation of Life Insurance Policies
  Policies Not Owned by Individuals.
  Policies Which Are Not MECs
  Policies Which Are MECs
  Federal Income Tax Withholding
OTHER INFORMATION ABOUT THE POLICIES AND PROTECTIVE LIFE
  Sale of the Policies
  Corporate Purchasers
  Protective Life Directors and Executive Officers
  State Regulation
  Additional Information
  Independent Accountants
  Experts
  IMSA
  Legal Matters
  Financial Statements
INDEX TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT ACCOUNTANTS
REPORT OF INDEPENDENT ACCOUNTANTS
CONSOLIDATED STATEMENTS OF INCOME
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share amounts)
CONSOLIDATED STATEMENTS OF SHARE-OWNER'S EQUITY
CONSOLIDATED STATEMENTS OF CASH FLOWS
Appendix A
Examples of Death Benefit Computations for the Premiere I Policy Under Options A and B
Appendix B
Examples of Death Benefit Computations for the Premiere Provider Policy Under Options A and B
APPENDIX C
  ANNUAL FUND EXPENSE For the Period ending December 31, 2001 (after reimbursement and as a percentage of average net assets)
  Calvert Variable Series, Inc.
  Van Eck Worldwide Insurance Trust
RULE 484 UNDERTAKING
REPRESENTATIONS PURSUANT TO RULE SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940
SIGNATURES
EXHIBIT INDEX